UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-22763

CPG Carlyle Commitments Fund, LLC

(Exact name of registrant as specified in charter)

660 Fifth Avenue

New York, New York 10103

(Address of principal executive offices) (Zip code)

Alex Lee

c/o Macquarie Wealth Advisers, LLC

660 Fifth Avenue

New York, New York 10103

(Name and address of agent for service)

Registrant's telephone number, including area code: (212) 317-9222

Date of fiscal year end: March 31

Date of reporting period: March 31, 2026

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

(a)	The Report to Shareholders is attached herewith.

CPG Carlyle Commitments Fund, LLC

Financial Statements

For the Year Ended March 31, 2026

(Including the Financial Statements of
CPG Carlyle Commitments Master Fund, LLC)

With Report of Independent Registered Public Accounting Firm

CPG Carlyle Commitments Fund, LLC

Table of Contents

For the Year Ended March 31, 2026

Report of Independent Registered Public Accounting Firm	3
Statement of Assets and Liabilities	4
Statement of Operations	5
Statements of Changes in Net Assets	6
Statement of Cash Flows	7
Financial Highlights	8
Notes to Financial Statements	10
Other Information (Unaudited)	16
Investment Program (Unaudited)	20
Approval of Investment Advisory Agreement (Unaudited)	46
Fund Management (Unaudited)	48
Consolidated Financial Statements of CPG Carlyle Commitments Master Fund, LLC*	Appendix A

*	For a description of CPG Carlyle Commitments Master Fund, LLC, into which the CPG Carlyle Commitments Fund, LLC invests substantially all of its assets, please see the consolidated financial statements of the CPG Carlyle Commitments Master Fund, LLC, included in Appendix A hereto, which should be read in conjunction with the financial statements of the CPG Carlyle Commitments Fund, LLC.

CPG Carlyle Commitments Fund, LLC

Report of Independent Registered Public Accounting Firm

March 31, 2026

To the Board of Directors and Unitholders of CPG Carlyle Commitments Fund, LLC

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of CPG Carlyle Commitments Fund, LLC (the “Fund”) as of March 31, 2026, the related statements of operations and cash flows for the year ended March 31, 2026, the statement of changes in net assets for each of the two years in the period ended March 31, 2026, including the related notes, and the financial highlights for each of the five years in the period ended March 31, 2026 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2026, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period ended March 31, 2026 and the financial highlights for each of the five years in the period ended March 31, 2026 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the relevant ethical requirements relating to our audit, which include standards of the American Institute of Certified Public Accountants (AICPA) Code of Professional Conduct, as well as U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission.

We conducted our audits of these financial statements in accordance with the auditing standards of the PCAOB and in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2026, by correspondence with the administrator of the CPG Carlyle Commitments Master Fund, LLC. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

June 23, 2026

We have served as the auditor of one or more Central Park Group investment companies since 2022.

3

CPG Carlyle Commitments Fund, LLC

Statement of Assets and Liabilities

March 31, 2026

ASSETS
Investment in CPG Carlyle Commitments Master Fund, LLC, at fair value	$681,521,330
Cash	294,802
Interest receivable	1,913
Capital contributions receivable	79,501
Prepaid Directors’ and Officer fees	50,999
Prepaid expenses and other assets	3,144
Total assets	681,951,689

LIABILITIES
Sub-placement agent fee payable to affiliate	913,167
Professional fees payable	454,234
Payable for units repurchased	164,468
Transfer agent fees payable	121,546
Accounting and administration fees payable	10,300
Directors’ and Officer fees payable	2,477
Total liabilities	1,666,192
Commitments and contingencies (Note 7)
NET ASSETS	$680,285,497

COMPOSITION OF NET ASSETS
Paid-in capital	$528,461,037
Total distributable earnings	151,824,460
NET ASSETS	$680,285,497

Net Assets Attributable to:
Class A Units	$402,993,795
Class I Units	277,291,702
$680,285,497
Units of Beneficial Interest Outstanding (Unlimited Number of Units Authorized):
Class A Units	29,843,988
Class I Units	9,297,021
39,141,009
Net Asset Value per Unit:
Class A Units*	$13.50
Class I Units	$29.83

*	Class A Unit Investors may be charged a sales load (“placement fee”) up to a maximum of 3.50% on the amount they invest.

See accompanying Notes to Financial Statements and attached Consolidated Financial Statements of CPG Carlyle Commitments Master Fund, LLC.

4

CPG Carlyle Commitments Fund, LLC

Statement of Operations

March 31, 2026

For the Year Ended March 31, 2026
Investment Income and Expenses Allocated from CPG Carlyle Commitments Master Fund, LLC
Interest Income	$2,153,934
Dividend Income	6,151,053
Expenses	(14,151,898)
Investment Income and Expenses Allocated from CPG Carlyle Commitments Master Fund, LLC	$(5,846,911)

Income
Interest Income	78,412
Total income	78,412

Expenses
Excise tax	3,428,419
Sub-placement agent fee, Class A	2,170,736
Professional fees	1,913,185
Tax expense	481,950
Transfer agent fees	247,878
Directors’ and Officer fees	154,768
Accounting and administration fees	20,602
Insurance expense	12,328
Custodian fees	3,924
Other fees	229,428
Total expenses	8,663,218
NET INVESTMENT INCOME/(LOSS)	$(14,431,717)

Net Realized Gain/(Loss) and Change in Unrealized Appreciation/(Depreciation) on Investments and Other Foreign Currency Denominated Assets and Liabilities, Net of Deferred Taxes, Allocated From CPG Carlyle Commitments Master Fund, LLC
Net realized gain/(loss) from:
Investments and other foreign currency denominated assets and liabilities	36,269,200
Net change in unrealized appreciation/(depreciation) on:
Investments and other foreign currency denominated assets and liabilities, net of deferred taxes	(60,519,481)
Net change in unrealized appreciation/(depreciation), net of deferred taxes	(60,519,481)
NET REALIZED GAIN/(LOSS) AND UNREALIZED APPRECIATION/(DEPRECIATION) ON INVESTMENTS AND FOREIGN CURRENCY DENOMINATED ASSETS AND LIABILITIES, Net of Deferred Taxes, Allocated From CPG Carlyle Commitments Master Fund, LLC	(24,250,281)
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(38,681,998)

See accompanying Notes to Financial Statements and attached Consolidated Financial Statements of CPG Carlyle Commitments Master Fund, LLC.

5

CPG Carlyle Commitments Fund, LLC

Statements of Changes in Net Assets

	For the Year Ended March 31, 2026	For the Year Ended March 31, 2025
Changes in Net Assets Resulting from Operations
Net investment income/(loss)	$(14,431,717)	$(12,331,635)
Net realized gain/(loss) from investments and other foreign currency denominated assets and liabilities allocated from CPG Carlyle Commitments Master Fund, LLC	36,269,200	54,074,945
Net change in unrealized appreciation/(depreciation) on investments and other foreign currency denominated assets and liabilities, net of deferred taxes, allocated from CPG Carlyle Commitments Master Fund, LLC	(60,519,481)	(73,353,850)
Net increase/(decrease) in net assets resulting from operations	(38,681,998)	(31,610,540)

Change in Net Assets Resulting from Capital Transactions
Class A Units
Capital contributions	186,406	2,272,477
Capital withdrawals	(80,173,801)	(126,504,696)
Exchanges	631,691	(564,728)
Total Class A Units Transactions	(79,355,704)	(124,796,947)
Class I Units
Capital contributions	310,000	4,888,441
Capital withdrawals	(79,887,569)	(117,392,270)
Exchanges	(631,691)	564,728
Total Class I Units Transactions	(80,209,260)	(111,939,101)

Net Change in Net Assets Resulting from Capital Transactions	(159,564,964)	(236,736,048)

Net Assets
Beginning of year	878,532,459	1,146,879,047
End of year	$680,285,497	$878,532,459

Unit Activity
Class A Units
Capital contributions	13,261	154,548
Capital withdrawals	(5,859,793)	(8,696,959)
Exchanges	44,867	(39,145)
Net Change in Class A Units Outstanding	(5,801,665)	(8,581,556)
Class I Units
Capital contributions	9,936	152,092
Capital withdrawals	(2,659,131)	(3,702,982)
Exchanges	(20,417)	17,844
Net Change in Class I Units Outstanding	(2,669,612)	(3,533,046)

See accompanying Notes to Financial Statements and attached Consolidated Financial Statements of CPG Carlyle Commitments Master Fund, LLC.

6

CPG Carlyle Commitments Fund, LLC

Statement of Cash Flows

For the Year Ended March 31, 2026
CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase/(decrease) in net assets resulting from operations	$(38,681,998)
Adjustments to reconcile net increase/(decrease) in net assets resulting from operations to net cash provided by/(used in) operating activities:
Investment income and expenses allocated from CPG Carlyle Commitments Master Fund, LLC	5,846,911
Sales of interest in CPG Carlyle Commitments Master Fund, LLC	168,666,320
Net realized gain/(loss) on investments and other foreign currency allocated from CPG Carlyle Commitments Master Fund, LLC	(36,269,200)
Net change in unrealized (appreciation)/depreciation on investments and other foreign currency, net of deferred taxes, allocated from CPG Carlyle Commitments Master Fund, LLC	60,519,481
(Increase)/Decrease in Assets:
Due from CPG Carlyle Commitments Master Fund, LLC	112,048,695
Interest receivable	7,615
Due from Adviser	1,276,994
Prepaid Directors’ and Officer fees	1
Prepaid expenses and other assets	798
Increase/(Decrease) in Liabilities:
Professional fees payable	314,798
Directors’ and Officer fees payable	(32,295)
Accounting and administration fees payable	(16,366)
Transfer agent fees payable	4,896
Sub-placement agent fee payable	(890,685)
Excise tax payable	(4,013,326)
Net cash provided by/(used in) operating activities	268,782,639

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from capital contributions, net of change in contributions receivable	523,847
Payments for units repurchased, net of change in payable for units repurchased	(271,945,597)
Net cash provided by/(used in) financing activities	(271,421,750)

Net Change in cash	$(2,639,111)
Cash, beginning of year	$2,933,913
Cash, end of year	$294,802

See accompanying Notes to Financial Statements and attached Consolidated Financial Statements of CPG Carlyle Commitments Master Fund, LLC.

7

CPG Carlyle Commitments Fund, LLC

Class A - Financial Highlights

	For the Year Ended March 31, 2026		For the Year Ended March 31, 2025	For the Year Ended March 31, 2024	For the Year Ended March 31, 2023	For the Year Ended March 31, 2022
PER UNIT OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD	$14.19		$14.69	$14.56	$15.58	$14.71
Activity from investment operations:(1)
Net investment income/(loss)(2)	(0.29)		(0.21)	0.04	(0.01) (3)	(0.01)
Net realized and unrealized gain/(loss) on investments	(0.40)		(0.29)	0.76	0.21	2.48
Total from investment operations	(0.69)		(0.50)	0.80	0.20	2.47

DISTRIBUTIONS TO INVESTORS
From net investment income	–		–	–	(0.03)	(0.21)
From net realized gains	–		–	(0.67)	(1.19)	(1.39)
Total distributions	–		–	(0.67)	(1.22)	(1.60)

NET ASSET VALUE, END OF PERIOD	$13.50		$14.19	$14.69	$14.56	$15.58

Net assets, end of period (000’s)	$402,994		$505,783	$649,825	$673,380	$695,112

RATIOS AND SUPPLEMENTAL DATA
Ratios to average net assets
Net investment income/(loss)	(2.13	%)(7)	(1.41%)	0.27%	(0.07%)	(0.09%)

Total expenses(4)	3.25	%(7)	2.55%	2.08%	2.05%	2.08%
Portfolio turnover rate (Master Fund)(5)	0.00%		0.00%	0.00%	0.07%	0.01%
TOTAL RETURN(6)	(4.86%)		(3.40%)	5.59%	1.20%	17.43%

(1)	Selected data is for a single unit outstanding throughout the period.
(2)	Based on average units outstanding during the period.
(3)	Net investment loss per share does not correlate to the aggregate net investment income and expenses allocated from CPG Carlyle Commitments Master Fund, LLC in the Statement of Operations, primarily due to the timing of the sales and repurchases of the Fund’s shares in relation to the Fund’s net income recorded throughout the period.
(4)	Included in the above ratio are other expenses (reflecting total expenses excluding management fees and sub-placement agent fee) of 1.54% as of March 31, 2026, 0.65% as of March 31, 2025, 0.27% as of March 31, 2024, 0.25% as of March 31, 2023 and 0.26% as of March 31, 2022.
(5)	Portfolio turnover rate does not include securities received or delivered from processing creations or redemptions in-kind.
(6)	Total return reflects the changes in net asset value and adjusted for cash flows related to capital contributions and withdrawals during the period. Total returns shown exclude the effect of applicable sales charges and redemption fees.
(7)	Includes impact of tax expense of 0.63% for the year ended March 31, 2026.

See accompanying Notes to Financial Statements and attached Consolidated Financial Statements of CPG Carlyle Commitments Master Fund, LLC.

8

CPG Carlyle Commitments Fund, LLC

Class I - Financial Highlights

	For the Year Ended March 31, 2026		For the Year Ended March 31, 2025	For the Year Ended March 31, 2024	For the Year Ended March 31, 2023	For the Year Ended March 31, 2022
PER UNIT OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD	$31.15		$32.07	$31.58	$33.62	$31.53
Activity from investment operations:(1)
Net investment income/(loss)(2)	(0.49)		(0.26)	0.28	0.18	0.17
Net realized and unrealized gain/(loss) on investments	(0.83)		(0.66)	1.67	0.42	5.36
Total from investment operations	(1.32)		(0.92)	1.95	0.60	5.53

DISTRIBUTIONS TO INVESTORS
From net investment income	–		–	–	(0.06)	(0.46)
From net realized gains	–		–	(1.46)	(2.58)	(2.98)
Total distributions	–		–	(1.46)	(2.64)	(3.44)

NET ASSET VALUE, END OF PERIOD	$29.83		$31.15	$32.07	$31.58	$33.62

Net assets, end of period (000’s)	$277,292		$372,749	$497,054	$485,372	$468,370

RATIOS AND SUPPLEMENTAL DATA
Ratios to average net assets
Net investment income/(loss)	(1.59	%)(6)	(0.80%)	0.87%	0.54%	0.51%

Total expenses(3)	2.68	%(6)	1.95%	1.49%	1.45%	1.47%
Portfolio turnover rate (Master Fund)(4)	0.00%		0.00%	0.00%	0.07%	0.01%
TOTAL RETURN(5)	(4.24%)		(2.87%)	6.22%	1.79%	18.14%

(1)	Selected data is for a single unit outstanding throughout the period.
(2)	Based on average units outstanding during the period.
(3)	Included in the above ratio are other expenses (reflecting total expenses excluding management fees) of 1.54% as of March 31, 2026, 0.65% as of March 31, 2025, 0.27% as of March 31, 2024, 0.25% as of March 31, 2023 and 0.26% as of March 31, 2022.
(4)	Portfolio turnover rate does not include securities received or delivered from processing creations or redemptions in-kind.
(5)	Total return reflects the changes in net asset value and adjusted for cash flows related to capital contributions and withdrawals during the period. Total returns shown exclude the effect of applicable sales charges and redemption fees.
(6)	Includes impact of tax expense of 0.63% for the year ended March 31, 2026.

See accompanying Notes to Financial Statements and attached Consolidated Financial Statements of CPG Carlyle Commitments Master Fund, LLC.

9

CPG Carlyle Commitments Fund, LLC

Notes to Financial Statements

March 31, 2026

1. ORGANIZATION

CPG Carlyle Commitments Fund, LLC (the “Fund”) was organized as a Delaware limited liability company on October 23, 2012. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as a closed-end, non-diversified management investment company. The Fund commenced operations on June 1, 2013. The Fund’s investment objective is to seek attractive long-term capital appreciation. In pursuing its investment objective, the Fund invests substantially all of its assets in the limited liability company interests (“Interests”) in CPG Carlyle Commitments Master Fund, LLC (the “Master Fund”), a limited liability company organized under the laws of the State of Delaware, which is also registered under the 1940 Act. The Master Fund invests predominantly (under normal circumstances, generally at least 80% of its assets) in the multiple alternative investment funds (“Investment Funds”), co-investments and direct investments sponsored by, or affiliated with The Carlyle Group L.P. and its affiliates with an emphasis on private equity funds as more fully described in the Fund’s Confidential Memorandum as amended or supplemented from time to time. Investments in Investment Funds are made in the form of capital commitments, which are called by Investment Funds over time. The Master Fund’s private equity investments, therefore, generally consist of both funded and unfunded commitments; however, only funded private equity commitments are reflected in the Fund’s net asset value. The Fund’s and Master Fund’s investment adviser is Macquarie Wealth Advisers, LLC (the “Adviser”), formerly known as Central Park Advisers, LLC, a Delaware limited liability company registered under the Investment Advisers Act of 1940, as amended.

Subject to the requirements of the 1940 Act, the business and affairs of the Fund shall be managed under the direction of the Fund’s Board of Directors (the “Board,” with an individual member referred to as a “Director”). The Board shall have the right, power and authority, on behalf of the Fund and in its name, to do all things necessary and proper to carry out its duties under the Fund’s Limited Liability Company Agreement, as amended and restated from time to time. Each Director shall be vested with the same powers, authority and responsibilities on behalf of the Fund as are customarily vested in each director of a Delaware corporation, and each Director who is not an “interested person” (as defined in the 1940 Act) of the Fund shall be vested with the same powers, authority and responsibilities on behalf of the Fund as are customarily vested in each director of a closed-end management investment company registered under the 1940 Act that is organized as a Delaware corporation who is not an “interested person” of such company. No Director shall have the authority individually to act on behalf of or to bind the Fund except within the scope of such Director’s authority as delegated by the Board. The Board may delegate the management of the Fund’s day-to-day operations to one or more officers or other persons (including, without limitation, the Adviser), subject to the investment objective and policies of the Fund and to the oversight of the Board. The Directors have engaged the Adviser to be responsible for the day-to-day management of the Fund. In accordance with Rule 2a-5 promulgated under the 1940 Act, the Board has appointed the Adviser as the Fund’s valuation designee (the “Valuation Designee”), and has assigned to the Adviser general responsibility for determining the value of the Fund’s investments. In that role, the Adviser has established a committee (the “Valuation Committee”) that oversees the valuation of the Fund’s investments pursuant to procedures adopted by the Adviser (the “Valuation Procedures”).

The Fund is a feeder fund in a master-feeder structure. As of March 31, 2026, the Fund owned an amount that rounded to 100.00% of the Interests in the Master Fund with the Adviser owning an amount that rounded to 0.00%.

The Fund’s term is perpetual unless it is otherwise dissolved under the terms of its formation documents.

The Fund offers two classes of units of beneficial interest (“Units”), Class A Units and Class I Units, which differ in their respective sales load (the “Placement Fee”) and Sub-Placement Agent Fee (as defined below). Each class of Units may be purchased as of the first business day of each calendar month based upon its respective then-current net asset value. Investors’ funds are held in escrow prior to each closing date. Class A Unit investors may be charged a Placement Fee up to a maximum of 3.50% on the amount they invest. No placement fee is charged on purchases of Class I Units. Class A Units are subject to an ongoing fee for distribution services and related sales support services (the “Sub-Placement Agent Fee”) at an annualized rate of 0.60% of the aggregate net assets of the Fund attributable to Class A Units. Class I Units are not subject to the Sub-Placement Agent Fee.

10

CPG Carlyle Commitments Fund, LLC

Notes to Financial Statements

March 31, 2026

At a meeting held on December 17, 2025, the Board approved, at the recommendation of the Adviser, the commencement of an orderly wind-down of the Fund and the Master Fund (collectively, the “Funds”). Following the approval of the wind-down, the Fund was closed to new and additional investments from investors, quarterly tender offers to repurchase investors’ Units of the Fund were discontinued, investors may no longer reinvest distributions, and the Fund intends to make all distributions in cash. Notwithstanding the commencement of the orderly wind-down, the Adviser will continue to evaluate strategic alternatives intended to maximize investor value, including potential merger or reorganization transactions with third-party partners. The Adviser is targeting completion of the wind-down by December 31, 2028, subject to market conditions and other factors; however, the timing and amounts of distributions remain uncertain because the securities are unregistered and illiquid and are subject to contractual transfer restrictions and potential legal and transaction costs upon exit. During the wind-down period, proceeds from investment realizations may be held in cash or other highly liquid assets and the Funds may not be managed in accordance with their stated investment strategies, which may prevent achievement of the Funds’ investment objectives. Distributions to investors may result in taxable gains or losses.

The Fund’s financial statements should be read in conjunction with the Master Fund’s consolidated financial statements, which are included as Appendix A.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund meets the definition of an investment company and follows the accounting and reporting guidance as issued through the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 946, Financial Services – Investment Companies.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

Cash: Cash consists of monies and interest paying deposit accounts held at UMB Bank, N.A. (the “Custodian”). Such cash may exceed federally insured limits. The Fund has not experienced any losses in such accounts and does not believe it is exposed to any significant credit risk on such accounts. There are no restrictions on the cash held by the Fund.

Allocations from the Master Fund: In accordance with U.S. GAAP, the Fund, as the holder of Interests in the Master Fund, records in its financial statements its allocated share of the Master Fund’s net assets as a single line in the Statement of Assets and Liabilities. In addition, the Statement of Operations reports the Fund’s allocable share of the income, expense, realized gains and losses and unrealized appreciation and depreciation in the Master Fund, which may include any required current or deferred federal or state income taxes as reported by the Master Fund.

Income and Expense Recognition: Expenses that are specifically attributed to the Fund are accrued and charged to the Fund. Although the Fund bears its proportionate share of the management fees paid by the Master Fund, the Fund pays no direct management fee to the Adviser.

Dividends and distributions to Unit holders: Dividends from net investment income and distributions from net realized gains, if any, are declared and paid annually. Net realized capital gains, if any, are declared and distributed annually. The Fund records dividends and distributions to its Unit holders on ex-dividend date. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Any such reclassifications will have no effect on net assets, results of operations, or net asset value per Unit of the Fund.

Multiple Classes of Units: All investors bear the common expenses of the Fund. Dividends are declared separately for each class. Income, non-class specific expenses and realized and unrealized gains and losses are allocated monthly to each class of Units based on the value of total Units outstanding of each class, without distinction between Unit classes. Expenses attributable to a particular class of Units, such as Sub-Placement Agent Fee, are allocated directly to that class.

Use of Estimates: The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and such differences could be material.

11

CPG Carlyle Commitments Fund, LLC

Notes to Financial Statements

March 31, 2026

Investment in the Master Fund: The Fund records its investment in the Master Fund at fair value, which is represented by the Fund’s Units held in the Master Fund valued at the per unit net asset value.

Valuation of Investment Funds held by the Master Fund is discussed in the notes to the Master Fund’s consolidated financial statements. The performance of the Fund is directly affected by the performance of the Master Fund. The consolidated financial statements of the Master Fund, which are attached, are an integral part of these financial statements. Refer to the accounting policies disclosed in the consolidated financial statements of the Master Fund for additional information regarding significant accounting policies that affect the Fund.

Federal Tax Information: It is the Fund’s policy to attempt to qualify as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund’s policy is to comply with the provisions of the Code applicable to RICs and to distribute to its investors substantially all its distributable net investment income and net realized gain on investments, if any, earned each year. See Note 5 - Income Tax for more information.

Segment Reporting: The Fund’s chief executive officer acts as the Fund’s chief operating decision maker (CODM) assessing performance and making decisions about resource allocation. The CODM has determined that the Fund has a single operating segment since the Master Fund has a single investment strategy disclosed in the prospectus against which the CODM assesses performance. When assessing segment performance and making decisions about segment resources, the CODM relies on the Fund’s portfolio composition, total returns, expense ratios and changes in net assets which are consistent with the information contained in the Fund’s financial statements.

Recently Issued Accounting Standards: In December 2023, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2023-09, Income Taxes (Topic 740): Improvements to Income Tax Disclosures. The amendments in this ASU are intended to enhance the transparency and decision usefulness of income tax disclosures, primarily through requiring additional detail in the rate reconciliation and disclosures of income taxes paid.

The Fund adopted ASU 2023-09 for the current annual reporting period. The adoption of this guidance did not have an impact on the Fund’s financial position, results of operations, or cash flows, as the amendments relate solely to disclosure requirements. Because the Fund is treated as a regulated investment company/pass-through entity for U.S. federal income tax purposes, the enhanced disclosures primarily relate to taxes incurred at the subsidiary or blocker entity level, and therefore are not expected to be significant to the Fund’s overall financial statements.

Management has evaluated the requirements of ASU 2023-09, its current disclosures, and the materiality of cash taxes paid for the current period and has determined there is no impact to the financial statement disclosures.

3. RELATED PARTY TRANSACTIONS

Each member of the Board who is not an “interested person” of the Fund (the “Independent Directors”), as defined by the 1940 Act, receives an annual retainer of $15,000 (prorated for partial years) plus a fee of $1,000 for each meeting attended and $500 for each meeting by phone. The Board Chair, Audit Committee Chair, Nominating Committee Chair and Contracts Review Committee Chair each receive an additional $2,000 annual retainer. All members of the Board are reimbursed for their reasonable out-of-pocket expenses. Total amounts expensed by the Fund related to Independent Directors for the year ended March 31, 2026 were $131,707, which is included in Directors’ and Officer Fees in the Statement of Operations.

During the year ended March 31, 2026, the Fund incurred a portion of the annual compensation of the Fund’s Chief Compliance Officer in the amount of $23,061 which is included in the Directors’ and Officer Fees in the Statement of Operations. As of March 31, 2026, the Fund had $2,477 payable related to the portion of the annual compensation of the Fund’s Chief Compliance Officer incurred by the Fund, which is included in Directors’ and Officer fees payable in the Statement of Assets and Liabilities.

In September 2025, the Board appointed Macquarie Capital (USA) Inc. (“MCUSA”) to replace Delaware Distributors, L.P. (“DDLP”) as Placement Agent of the Fund. MCUSA is an affiliate of the Adviser and is an indirect subsidiary of Macquarie. Under the new placement agent agreement, MCUSA will have the same terms and fee structure as DDLP. In addition, certain officers and the interested director of the Fund are also officers of the Adviser and are registered representatives of MCUSA.

12

CPG Carlyle Commitments Fund, LLC

Notes to Financial Statements

March 31, 2026

Under the terms of the Placement Agent Agreement, the Placement Agent is authorized to retain sub-placement agents for distribution services and to provide related sales support services to investors. The Fund’s Class A Units are charged a quarterly Sub-Placement Agent Fee at the annual rate of 0.60% of the net asset value of Class A Units, determined and accrued as of the last day of each calendar month (before any repurchases of Class A Units). The Sub-Placement Agent Fee is charged on an aggregate class-wide basis, and investors in Class A Units will be subject to the Sub-Placement Agent Fee regardless of how long they have held their Class A Units. The Sub-Placement Agent Fee is paid to the Placement Agent to reimburse it for payments made to sub-placement agents. Payment of the Sub-Placement Agent Fee is governed by the Fund’s Distribution Plan, which was adopted by the Fund, pursuant to the conditions of the exemptive order issued by the Securities and Exchange Commission (“SEC”), with respect to Class A Units in compliance with Rule 12b-1 under the 1940 Act. For the year ended March 31, 2026, the total Sub-Placement Agent Fee was $2,170,736, of which $1,413,167 was payable at March 31, 2026. Pursuant to the orderly wind-down, MCUSA is refunding the Fund $500,000 in fees that the Fund paid related to the sale and marketing of the Fund under the Placement Agent Agreement as such services will no longer be provided. This refund is included within the Sub-placement agent fee payable to affiliates on the Statement of Assets and Liabilities.

4. ADMINISTRATION FEES

SS&C Technologies and its affiliates, DST Asset Manager Solutions, Inc. and ALPS Fund Services, Inc., serve as administrator (the “Administrator”) to the Fund and provide certain accounting, administrative, record keeping and investor related services. For their services, the Fund pays an annual fee to the Administrator based upon average net assets, subject to certain minimums. For the year ended March 31, 2026, the total administration fees were $20,602 which is included as Accounting and administration fees in the Statement of Operations. As of March 31, 2026, the Fund had $10,300 payable for Accounting and administration fees which is included as Accounting and administration fees payable in the Statement of Assets and Liabilities.

5. INCOME TAX

Annually, the Fund must meet certain requirements to maintain the benefit of RIC status, including an income test, asset test, and distribution requirements.

Under the Code, the Fund may qualify for special tax status as a RIC, which allows for a deduction for dividends paid but prohibits any deduction for net operating losses. Because of the dividends paid deduction, RICs generally do not incur Fund level income tax. Generally, state tax law recognizes the federal tax status of the Fund.

The Fund has adopted a fiscal tax year-end of September 30 (the “Tax Year”). As such, the Fund’s tax basis capital gains and losses will only be determined at the end of each Tax Year. Accordingly, tax character of distributions made during the 12 months ended March 31, 2026, but after the Tax Year September 30, 2025, will be reflected in the financial statement footnotes for the fiscal year ended March 31, 2027. For the tax year ended September 30, 2025, the Fund satisfied all requirements to maintain its status as a RIC and is subject to taxation under Subchapter M; therefore, no federal or state income tax amounts have been recognized at the Fund level.

For the tax year ended September 30, 2024 the Fund failed to qualify as a RIC because it did not satisfy the gross income test. Accordingly, the Fund did not benefit from the deduction for dividends paid during the tax year ended September 30, 2024 and the Fund filed its income tax returns as a “C” corporation. Tax expense of $481,950, primarily relates to New York City and New York State capital taxes caused by the RIC failure to qualify during the tax year ended September 30, 2024, when the Fund was treated as a “C” corporation.

Because the Fund qualified as a RIC prior to its 2024 tax year and then requalified as a RIC within two years of becoming a C Corporation, the Code contains an exception to certain otherwise applicable rules that could subject built-in gains at the time of requalification to corporation income tax.

Management evaluates the tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions will “more likely than not” be sustained upon examination by applicable tax authority. The tax benefit associated with any tax position that does not meet the more likely than not threshold is not recognized for financial reporting purposes. The Fund has not recognized any tax liability for unrecognized tax benefits or expenses.

The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year ended March 31, 2026, the Fund did not incur any interest or penalties.

Although the Fund has determined that no current or deferred income tax balances related to taxation as a corporation need to be recognized, the Fund has determined that an excise tax accrual of $3,428,419 is required because the Fund did not meet required distribution requirements for the tax year ending September 30, 2025, which is included in Excise tax on the Statement of Operations.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain or loss items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

13

CPG Carlyle Commitments Fund, LLC

Notes to Financial Statements

March 31, 2026

The tax character of distributions will be evaluated once paid after the Tax Year ended September 30, 2026. The March 31, 2026 book cost has been adjusted for book/tax basis differences as of the Fund’s last Tax Year End, September 30, 2025. The cost of investments and the net unrealized appreciation/(depreciation) on investments as of March 31, 2026 are noted below:

Federal tax cost of investments	622,073,931
Gross unrealized appreciation	180,683,594
Gross unrealized (depreciation)	(136,179,581)
Net unrealized appreciation/(depreciation)	44,504,013

The tax character of distributions paid during the Tax Years ended September 30, 2025, and September 30, 2024 were as follows:

	Tax Year Ended September 30, 2025	Tax Year Ended September 30, 2024
Long Term Capital Gain	$–	$51,921,445

As of September 30, 2025, the components of distributable earnings/(loss) on a tax basis were as follows:

Undistributed Long-Term Capital Gains	$92,908,093
Net Unrealized Appreciation(a)	78,185,383
Accumulated Capital & Other Losses(b)	(9,676,779)
Total Accumulated Earnings/(Loss)	$161,416,697

(a)	The difference between book basis and tax basis net unrealized appreciation is primarily attributable to the tax treatment of partnerships.

(b)	At September 30, 2025, the Fund had a qualified late-year ordinary loss deferral of $9,676,779 which is deemed to arise on October 1, 2025.

Permanent book and tax differences, primarily attributable to net operating loss, resulted in reclassification for the tax year ended September 30, 2025 as follows:

Paid in capital	(6,881,248)
Total distributable earnings/(deficit)	6,881,248

These reclassifications had no effect on net assets.

The Fund is subject to examination by federal, state and local income tax authorities. The Fund does not have any on-going federal, state or local income tax examinations. As of the balance sheet date, tax years ending after September 30, 2021 are open to examination.

14

CPG Carlyle Commitments Fund, LLC

Notes to Financial Statements

March 31, 2026

6. REPURCHASE OF UNITS

Investors do not have the right to require the Fund to redeem their Units. As part of the orderly wind-down of the Fund, quarterly tender offers to repurchase investors’ Units of the Fund were discontinued. See Note 1 - Organization for more information. Since all or substantially all of the Fund’s assets will be invested in the Master Fund, the Fund does not expect to conduct a repurchase offer of Units unless the Master Fund contemporaneously conducts a repurchase offer of its Interests.

A 2.00% early repurchase fee is charged by the Fund with respect to any repurchase of Units from an investor at any time prior to the day immediately preceding the first anniversary of the investor’s purchase of such Units. Such repurchase fee, unless waived, will be retained by the Fund and will benefit the Fund’s remaining investors. Repurchases of Fund Units during the year ended March 31, 2026 are reflected as “Capital withdrawals” on the Statement of Changes in Net Assets. Following the approval of the orderly wind-down, quarterly tender offers to repurchase investors’ Units of the Fund were discontinued. Refer to Note 1 - Organization for additional information.

	Repurchase Units	Repurchase Units	Repurchase Dollars	Repurchase Dollars
Repurchase Date	Class A	Class I	Class A	Class I
June 30, 2025	3,171,934	1,226,586	43,342,321	36,603,390
September 30, 2025	2,687,859	1,432,545	36,831,480	43,284,179

7. INDEMNIFICATION

Under the Fund’s organizational documents, its officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the ordinary course of business, the Fund may enter into contracts or agreements that contain indemnification or warranties. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

8. SUBSEQUENT EVENTS

Subsequent events after March 31, 2026 have been evaluated through the date the financial statements were issued. There were no events or material transactions through the date the financial statements were issued that required recognition or disclosure in the financial statements.

15

CPG Carlyle Commitments Fund, LLC

Other Information (Unaudited)

March 31, 2026

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 are available without charge, upon request, by calling (collect) 1-212-317-9222 and on the Securities and Exchange Commission (the “SEC”) website at http://www.sec.gov.

The Fund is required to file Form N-PX, with its complete proxy voting record for the twelve months ended June 30, no later than August 31. The Fund’s Form N-PX filing is available: (i) without charge, upon request, by calling the Fund (collect) at 1-212-317-9222 or (ii) by visiting the SEC’s website at http://www.sec.gov.

Availability of Quarterly Portfolio Schedules

Disclosure of Portfolio Holdings: The Fund files its complete schedule of portfolio holdings with the SEC no more than 60 days after the Fund’s first and third fiscal quarters of each fiscal year as an exhibit to its reports on Form N-PORT. For the Fund, this would be for the fiscal quarters ending June 30 and December 31. The Fund’s Form N-PORT filings can be found free of charge on the SEC’s website at http://www.sec.gov.

Management Discussion of Fund Performance

The Fund’s Class A and Class I were down -4.9% and -4.2%, respectively, net of fees for the fiscal year ended March 31, 2026, as compared to a 19.4% gain for the MSCI World Index during the same period. Performance was negative during the first two quarters, positive in the third quarter and negative in the last quarter of the fiscal year.

On December 17, 2025, the Fund’s Board of Directors approved the commencement of an orderly wind-down of the Fund. The Fund is closed to all new money, and quarterly redemption offers have been discontinued. Macquarie Wealth Advisers (“MWA”), the Fund’s adviser, is reducing its management fee by 0.25% for calendar year 2026. Furtherance and amount of fee reductions will be revisited at the end of calendar year 2026. While the wind-down is underway, MWA will continue to seek to maximize Investor value, including exploring various strategic options for the Fund, such as a merger or reorganization, with third party partners.

We are targeting to complete the wind-down by December 31, 2028, though this could shift depending on market conditions. Because these are private investments, selling them takes more time than publicly traded assets and involves additional legal and transaction costs. Maximizing the value of capital returned to investors remains our top priority throughout this process, and we remain fully committed to managing this wind-down thoughtfully and in the best interest of our investors.

The Fund will generate cash through ongoing distributions from underlying fund positions and potential opportunistic sales of holdings. We are aiming to make at least one distribution per year to investors. Any proceeds the Fund receives—whether from underlying fund distributions or from the sale of holdings via the secondary market—will be held in cash or other liquid, low-risk holdings until distributed. The Fund will need to keep some cash on hand to cover operating expenses, remaining unfunded commitments, and potential tax obligations. The Fund will not be making any new investments during the wind-down period.

We appreciate your continued loyalty, patience, and confidence as we work through this process.

The information contained in this Discussion of Fund Performance reflects the views of the Adviser or its affiliates and sources it believes are reliable as of the date of this publication. The Adviser makes no representations or warranties concerning the accuracy of any data. There is no guarantee that any projection, forecast or opinion in this material will be realized. Past performance does not guarantee future results. The views expressed herein may change at any time after the date of this publication. This Discussion of Fund Performance is for informational purposes only and does not constitute investment advice. This information should not be construed as sales or marketing material or an offer or solicitation for the purchase or sale of any security, financial instrument, product or service.

16

CPG Carlyle Commitments Fund, LLC

Other Information (Unaudited)

March 31, 2026

Comparison of the Change in Value of a $50,000 Investment in the Fund (Class A) and Index

17

CPG Carlyle Commitments Fund, LLC

Other Information (Unaudited)

March 31, 2026

Comparison of the Change in Value of a $50,000 Investment in the Fund (Class I) and Index

	Trailing 1-Yr	Trailing 5-Yr	Trailing 10-Yr	ITD
CPG Carlyle Commitments Fund, LLC - A	-4.86%	2.90%	5.40%	5.86%
CPG Carlyle Commitments Fund, LLC - I	-4.24%	3.51%	6.04%	6.38%
MSCI World Index - GR	19.39%	10.77%	12.36%	11.07%

The performance illustration above assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. The returns shown do not reflect taxes that an investor would pay on Fund distributions or on the redemption of Fund units. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s units, if redeemed, may be worth more or less than their original cost.

Fund returns are estimated, unaudited and presented net of management fees, less an applicable waivers (1.20%, waiver of 0.25% for calendar year 2026), sub-placement fee (0.60% for Class A) and underlying fund fees, expenses, carried interest/incentive allocations and for the period 6/1/13 through 8/31/14, reflect an operating expense limitation of 0.75%. If expense limitation had not been in place, returns would have been lower. Returns do not reflect a placement fee, if applicable (Class A only), which would reduce returns. Class A commenced operations on 6/1/13. Class I commenced operations on 7/1/13. During certain period, discounts from secondary investments have made a material contribution to Fund performance. Performance without such investments would have been lower. There is no assurance that such discounts will be available in the future.

18

CPG Carlyle Commitments Fund, LLC

Other Information (Unaudited)

March 31, 2026

The Index is included to show general trend in market and not intended to imply that past performance was comparable to Index either in composition or risk. Unlike the Fund, the Index described is unmanaged, is not available for direct investment, and is not subject to management fees and other fees and expenses. The Fund and the underlying investment funds do not restrict their investments to securities in the Index, and may have exposure to markets (for example, emerging markets) not reflected in the Index. No index is directly comparable to the investment strategy of the Fund. Information regarding the Index, including accuracy and completeness, has not been independently verified. The MSCI World Index is a free-float weighted global equity index, without emerging markets exposure. It represents large and mid-cap performance across 23 developed market countries, covering approximately 85% of the free-float adjusted market capitalization in each country.

19

CPG Carlyle Commitments Fund, LLC

Investment Program (Unaudited)

March 31, 2026

The investment objective of CPG Carlyle Commitments Fund, LLC (the “Fund”) is to seek attractive long-term capital appreciation. In pursuing its investment objective, the Fund invests substantially all of its assets in CPG Carlyle Commitments Master Fund, LLC (the “Master Fund”) (“Master Fund Interests”). The Master Fund has the same investment objective as the Fund and seeks to achieve its investment objective by investing predominantly (under normal circumstances, generally at least 80% of its assets) in the multiple alternative investment funds (“Investment Funds”), co-investments, co-investment funds, secondaries, continuation funds of Investment Funds (each a, “Continuation Fund”) and direct investments sponsored by or affiliated with The Carlyle Group L.P. and its affiliates (“Carlyle”), with an emphasis on private equity funds (“Carlyle Investment Funds”). We refer to this 80% investment focus as the “Carlyle Focus.” As the Fund’s investment adviser, the Adviser has broad discretion to select the Investment Funds as opportunities arise. Each Investment Fund is managed by the general partner or managing member of the Investment Fund (such general partner or managing member in respect of any Investment Fund being hereinafter referred to as the “Investment Fund Manager” of such Investment Fund) under the direction of the portfolio managers or investment teams selected by the Investment Fund Manager. Investment Funds may be domiciled in U.S. or non-U.S. jurisdictions. Other than amounts invested or committed in connection with the Carlyle Focus, the Master Fund may invest in Investment Funds, co-investments, co-investment funds, secondaries, Continuation Funds and direct investments that are not sponsored by or affiliated with Carlyle. Currently, the Master Fund does not have any investors other than the Fund and Macquarie Wealth Advisers (the “Adviser”), the Fund’s investment adviser.

The Adviser believes that the Fund’s investment program offers a distinctive approach to private equity investing for “accredited investors” who previously have not had access to high quality private equity Investment Funds. In pursuing the Fund’s investment objective, the Adviser invests in Carlyle primary and secondary Investment Funds, co-investment funds, secondaries, Continuation Funds and direct investments. The Adviser invests across a broad spectrum of Carlyle Investment Funds (e.g., buyout, middle market and growth capital, real estate, infrastructure, natural resources, and private credit, including special situations), geography (e.g., North America, Europe, Asia and emerging markets) and “vintage year” (i.e., the year in which an Investment Fund begins investing). This investment strategy may help to reduce the impact of the J-curve associated with private equity investing. The Fund is structured with the intent of seeking to alleviate or reduce a number of the burdens typically associated with private equity investing, such as funding capital calls on short notice, reinvesting distribution proceeds, paying fund-of-funds level incentive fees, meeting large minimum commitment amounts and receiving tax reporting on potentially late Schedule K-1s.

Investment Strategies

The Master Fund seeks to provide investors (“Investors”) with attractive long-term capital appreciation by investing predominantly in a portfolio of Carlyle Investment Funds.

The principal elements of the Adviser’s investment strategy include: (i) allocating the assets of the Master Fund across Carlyle private equity Investment Funds and other alternative investments sponsored by Carlyle as well as other non-Carlyle Investment Fund Managers; (ii) seeking to secure access to attractive investment opportunities that the Adviser believes offer attractive returns; (iii) seeking to manage the Master Fund’s investment level and liquidity using the Adviser’s commitment strategy; and (iv) seeking to manage risk through ongoing monitoring of the portfolio.

●	Asset Allocation. The Master Fund seeks to benefit from long-term diversification of investments through exposure to different geographic markets, investment types and vintage years. In addition, the Master Fund allocates its capital among primary funds, secondary funds, direct investments, Continuation Funds and co-investment/co-investment fund opportunities. Other than amounts invested or committed in connection with the Carlyle Focus, the Master Fund may invest in Investment Funds, co-investments, co-investment funds, secondaries, Continuation Funds and direct investments that are not sponsored or affiliated with Carlyle.

●	Access. The Fund seeks to provide Investors with access to investments that are generally unavailable to the investing public due to resource requirements and high investment minimums.

●	Commitment Strategy. The Adviser seeks to manage the Master Fund’s commitment strategy with a view towards balancing liquidity while maintaining an appropriate level of investment.
20

CPG Carlyle Commitments Fund, LLC

Investment Program (Unaudited)

March 31, 2026

●	Risk Management. The long-term nature of private equity investments requires a commitment to ongoing risk management. The Adviser seeks to maintain close contact with Carlyle and its Investment Fund Managers, and to monitor the performance of individual funds by tracking operating information and other pertinent details.

No guarantee or representation is made that the investment program of the Fund, the Master Fund or any Investment Fund will be successful, that the various Investment Funds selected will produce positive returns or that the Fund and the Master Fund will achieve their investment objective. The Adviser also may invest the Master Fund’s assets in Investment Funds that engage in investment strategies other than those described herein, and may sell the Master Fund’s portfolio holdings at any time.

Private Equity

Private equity is a common term for investments that typically are made in non-public companies through privately negotiated transactions. Private equity investors generally seek to acquire quality assets at attractive valuations and use operational expertise to enhance value and improve portfolio company performance. Buyout funds acquire private and public companies, as well as divisions of larger companies. Private equity specialists then seek to uncover value-enhancing opportunities in portfolio companies, unlock the value of the portfolio company and reposition it for sale at a multiple of invested equity. Private equity investments typically are made in non-public companies through privately negotiated transactions. Private equity investments may be structured using a range of financial instruments, including common and preferred equity, convertible securities, subordinated debt and warrants or other derivatives.

Private equity funds, often organized as limited partnerships, are the most common vehicles for making private equity investments. In such funds, investors usually commit to provide up to a certain amount of capital when requested by the fund’s manager or general partner. The general partner then makes private equity investments on behalf of the fund. The fund’s investments are usually realized, or “exited” after a four to seven year holding period through a private sale, an initial public offering (IPO) or a recapitalization. Proceeds of such exits are then distributed to the fund’s investors. The funds themselves typically have a term of ten to twelve years.

The private equity market is diverse and can be divided into several different segments. These include the type and financing stage of the investment, the geographic region in which the investment is made and the vintage year.

Investments in private equity have increased significantly over the last 20 years, driven principally by large institutional investors seeking increased returns and portfolio efficiency. It is now common for large pension funds, endowments and other institutional investors to allocate significant assets to private equity.

Private Credit

Private credit is a common term for unregistered debt investments made through privately negotiated transactions. Private credit investments may be structured using a range of financial instruments, including, but not limited to, first and second lien senior secured loans, unitranche debt, mezzanine debt, unsecured debt and structurally subordinated instruments. While these strategies, which include special situations investments (including distressed investments), typically focus on originated or secondary purchases of fixed-income senior or subordinated credits of companies, they also may include certain equity features, such as warrants, options, common or preferred stock depending on the strategy of the investor and the financing requirements of the company or asset. Distressed investing encompasses a broad range of strategies including control and non-control distressed debt, operational turnarounds and “rescue” financings.

21

CPG Carlyle Commitments Fund, LLC

Investment Program (Unaudited)

March 31, 2026

Loans to private companies can range in credit quality depending on security-specific factors, including total leverage, amount of leverage senior to the security in question, variability in the issuer’s cash flows, the size of the issuer, the quality of assets securing debt and the degree to which such assets cover the subject company’s debt obligations. The companies in which Investment Funds invest may be leveraged, often as a result of leveraged buyouts or other recapitalization transactions, and often will not be rated by national credit rating agencies. Additionally, the loans in which Investment Funds invest may be rated below investment grade by rating agencies or would be rated below investment grade if they were rated. Below investment grade securities, which are often referred to as “junk,” have predominantly speculative characteristics and may carry a greater risk with respect to a borrower’s capacity to pay interest and repay principal.

Buyouts, Growth Capital, Special Situations, Venture Capital/Other

In the private equity asset class, the term “financing stage” is used to describe investments (or funds that invest) in companies at a certain stage of development. The different financing stages may have distinct risk, return and correlation characteristics, and play different roles within a private equity portfolio. Broadly speaking, private equity investments can be broken down into four financing stages: buyout, growth capital, special situations and venture capital. These categories may be further subdivided based on the investment strategies that are employed.

●	Buyouts. Control investments in established, cash flow positive companies are usually classified as buyouts. Buyout investments may focus on small-, mid- or large-capitalization companies, and such investments collectively represent a substantial majority of the capital deployed in the overall private equity market. The use of debt financing, or leverage, is prevalent in buyout transactions – particularly in the large-cap segment. Overall, debt financing typically makes up 50-70% of the price paid for a company.

●	Growth capital. Typically involves minority investments in established companies with strong growth characteristics. Companies that receive growth capital investments typically have established customers and mature business models.

●	Special situations. A broad range of investments, which vary in terms of level of control, including distressed debt (control and non-control), energy/utility investing, operational turnarounds, “rescue” financings and high yielding credit-oriented strategies may be classified as special situations. Control oriented strategies typically involve the acquisition of an influential or controlling stake in an operationally or financially troubled company through the purchase of that company’s debt or equity securities. Non-control oriented distressed strategies typically involve the acquisition of securities determined to be undervalued with returns generated from an increase in the value of those securities.

●	Venture Capital/Other. Investments in new and emerging companies are usually classified as venture capital. Such investments are often in technology and healthcare-related industries. Companies financed by venture capital are generally not cash flow positive at the time of investment and may require several rounds of financing before the company can be sold privately or taken public. Venture capital investors may finance companies along the full path of development or focus on certain sub-stages (usually classified as seed, early and late stage) in partnership with other investors. It is not anticipated that venture capital will be a meaningful portion of the Master Fund’s allocations.

Some of the investments that the Adviser considers with respect to the Master Fund include, but are not limited to:

●	Primary Investments. Primary investments (primaries) are interests or investments in newly established private equity funds. Most private equity fund sponsors raise new funds only every two to four years, and many top-performing funds are closed to new investors. Because of the limited windows of opportunity for making primary investments in particular funds, strong relationships with leading fund sponsors such as Carlyle are highly important for primary investors.
22

CPG Carlyle Commitments Fund, LLC

Investment Program (Unaudited)

March 31, 2026

●	Primary investors subscribe for interests during an initial fundraising period, and their capital commitments are then used to fund investments in a number of individual operating companies during a defined investment period. Unlike most other private equity fund sponsors, Carlyle typically offers several primary funds each year. The investments of the fund are usually unknown at the time of commitment, and investors typically have little or no ability to influence the investments that are made during the fund’s life. Because primary investors must rely on the expertise of the fund manager, an accurate assessment of the manager’s capabilities is essential.

●	Primary investments typically exhibit a value development pattern, commonly known as the “J-curve,” in which the fund’s net asset value typically declines moderately during the early years of the fund’s life as investment-related fees and expenses are incurred before investment gains have been realized. As the fund matures and portfolio companies are sold, the pattern typically reverses with increasing net asset value and distributions to fund investors. There can be no assurance, however, that any or all primary investments made by the Master Fund will exhibit this pattern of investment development. Primary investments are usually ten to twelve years in duration, while underlying investments in portfolio companies generally have a four to seven year duration. The Master Fund, from time to time, may commit to certain primary investments to gain exposure to secondary investments, co-investments, co-investment funds, Continuation Funds and direct investments.

●	Secondary Investments. Secondary investments (secondaries) are interests in existing private equity funds that are acquired in privately negotiated transactions, typically after the end of the private equity fund’s fundraising period. Sometimes, secondaries are pooled into funds of secondaries, into which the Fund might invest. Because secondaries typically already have invested in portfolio companies, they are viewed as more mature investments than primaries and further along in their development pattern. As a result, their investment returns may not exhibit the downside of the J-curve pattern expected to be achieved by primaries in their early stages. In addition, secondaries typically provide earlier distributions than primaries. Past performance is not indicative of future results. There can be no assurance, however, that any or all secondary investments made by the Master Fund will exhibit this pattern of investment development.

●	Co-Investment/Direct Investments. Co-investments are investments in an operating company that are typically held through a third party investment vehicle formed by a private equity sponsor or other institutional investor and are typically made alongside the sponsor’s (on behalf of its fund) or institutional investor’s investment in the operating company. Direct investments involve holding an interest in securities issued by an operating company directly and not through a third-party investment vehicle. Such investments typically are made as investments in operating companies where private equity funds or other institutional investors are active investors, and are usually structured such that the private equity fund or institutional investor, as the case may be, and the lead co-investors, if any, collectively hold a significant interest in the operating company. Unlike investments in Carlyle Investment Funds or other Investment Funds, which hold multiple portfolio companies, co-investments and direct investments are concentrated investments in one operating company. Co-investments and direct investments, unlike investments in Investment Funds, generally do not bear an additional layer of fees or they bear significantly reduced fees. The Master Fund’s direct investments in an operating company typically will be structured in parallel with a similar investment by a Carlyle Investment Fund, another Investment Fund sponsor or institutional investor, but may also be made where a private equity sponsor or institutional investor has previously made an investment in the privately held operating company.

●	Co-Investment Funds. Co-investment funds typically make a direct investment in a company alongside a lead sponsor. Co-investment funds are generally classified into two types:

○	Co-sponsor transactions. Transactions where the co-investor is involved at an early stage in the deal process, in some cases the only co-investor invited, and participates actively in due diligence and documentation.
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CPG Carlyle Commitments Fund, LLC

Investment Program (Unaudited)

March 31, 2026

○	Syndicated transactions. Transactions where the lead general partner has fully underwritten the transaction and sells down a part of the investment, typically to its limited partner base, between signing and closing of the transaction. These transactions often attract more co-investors and individual ticket sizes tend to be lower as a result of more competitive allocation processes.

●	Continuation Funds. A Continuation Fund typically involves a sponsor setting up a new fund vehicle to purchase one or more assets from an existing fund, which is managed by the same sponsor. Continuation Funds enable managers to retain assets they believe will be well-performing assets that are not yet at full exit potential, or which would otherwise benefit from a longer holding period, as their existing funds near the end of their terms. Continuation Funds allow existing investors seeking liquidity to cash out of their investments and allow new investors to be brought in as investors. Existing investors are usually given the opportunity to “roll over” their interests into the Continuation Fund (“Rolling LPs”). Rolling LPs also may be given the ability to retain their existing terms of investment or otherwise renegotiate new terms.

The Master Fund also may invest in other registered investment companies, such as business development companies (“BDCs”). Similar to private equity funds, BDCs typically make long-term debt or equity capital investments in private or thinly-traded public companies, with the goal of improving portfolio company performance and generating current income and/or capital growth. BDCs are internally or externally managed, and may be privately offered or publicly-traded on a national stock exchange. Investments in BDCs will be subject to restrictions in the Investment Company Act of 1940, as amended (the “1940 Act”) limiting the extent to which the Master Fund may invest in other registered investment companies (other than money market funds).

Portfolio Allocation

The Master Fund’s investment process begins with an allocation framework for the Master Fund’s long-term diversification among Carlyle funds: (i) primary and secondary private equity and middle market private credit investments; (ii) buyout, growth and special situations; (iii) investments focused in North America, Europe, Asia and/or other parts of the world; (iv) co-investments/co-investment funds and Continuation Funds; and (v) other alternative Investment Funds sponsored by Carlyle. The framework also provides for diversification over vintage years and with respect to individual investments. It is expected that through such diversification, the Master Fund may be able to achieve more consistent returns and lower volatility than would generally be expected if its portfolio were more concentrated in a single fund, geography, sector, vintage year or a smaller number of funds. Other than amounts invested or committed in connection with the Carlyle Focus, the Master Fund may invest in Investment Funds, co-investments, co-investment funds, secondaries, Continuation Funds and direct investments that are not sponsored by or affiliated with Carlyle.

Because of the distinct cash flow characteristics associated with different types of private equity investments, portfolio construction is based on both quantitative and qualitative factors.

Over time, the commitment strategy may be adjusted based on the Adviser’s analysis of the private equity market, the Master Fund’s existing portfolio at the relevant time, or other pertinent factors.

The Adviser manages the Master Fund’s commitment strategy with a view towards balancing liquidity while maintaining an appropriate level of investment. Commitments to private equity funds generally are not immediately invested. Instead, committed amounts are drawn down by private equity funds and invested over time, as underlying investments are identified—a process that may take a period of several years, with limited ability to predict with precision the timing and amount of each private equity fund’s drawdowns. During this period, investments made early in a private equity fund’s life are often realized (generating distributions) even before the committed capital has been fully drawn. As a result, without an appropriate commitment strategy a significant investment position could be difficult to achieve. The Adviser seeks to address this challenge using a commitment strategy designed to provide an appropriate investment level. To that end, the Master Fund intends to over-commit to private equity investments—both primaries and secondaries—to provide an appropriate investment level. The Master Fund will maintain cash, cash equivalents or borrowings in sufficient amounts, in the Adviser’s judgment, to satisfy capital calls from Investment Funds.

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CPG Carlyle Commitments Fund, LLC

Investment Program (Unaudited)

March 31, 2026

The commitment strategy aims to sustain an appropriate level of investment where possible by making commitments based on anticipated future distributions from investments. The commitment strategy also takes other anticipated cash flows into account, such as those relating to new subscriptions, the tender of units of beneficial interest (the “Units”) by Investors, distributions from Investment Funds and any distributions made to Investors. To forecast portfolio cash flows, the Adviser takes into consideration historical data, actual portfolio observations, insights from Carlyle in respect of the Carlyle Focus and forecasts by the Adviser. Given the variability of the timing of drawdowns and distributions from Investment Funds, and the availability of desirable Investment Funds in the secondary market, the amount of funded private equity commitments in non-Carlyle Investment Funds, from time to time, may be significant.

The Adviser anticipates that the Fund will invest the net proceeds from the sale of Units, net of cash retained for operational needs to pay Fund expenses, in accordance with the Fund’s investment objective and policies and principal strategies as soon as practicable, consistent with normal market conditions and the availability of suitable investments. Consistent with the foregoing, even when the Master Fund’s assets are fully committed among Investment Funds, pending funding of capital contributions, redemptions and tax distributions, a portion of the Master Fund’s assets may consist of liquid investments, such as high quality fixed income securities, money market instruments and money market mutual funds and cash or cash equivalents, as well as yield-enhancing investments with more limited liquidity, such as collateralized loan obligations (“CLOs”) or senior loan funds managed by Carlyle and others.

Investment Selection

In the final step of the investment process, the Adviser seeks to invest the Master Fund’s capital in what it believes to be attractive investments. Primary opportunities typically are sourced through Carlyle and other Investment Fund Managers and secondary investments typically are sourced through a network of relationships with intermediaries, agents and investors, including Carlyle, and then individually evaluated by the Adviser’s and its affiliates’ investment professionals using its selection process. As investment opportunities are analyzed, investment professionals seek to evaluate them in relation to historical benchmarks and peer analysis, current information from the Adviser’s private equity investments, and against each other.

Due Diligence

The Adviser and its personnel use a range of resources to identify, source, evaluate, select and monitor the availability of promising Investment Funds for the Master Fund. The Adviser’s investment professionals are involved throughout the process, and draw on the significant resources and insights available through its relationship with Carlyle. The Adviser’s diligence process focuses on risk management and investment and operational due diligence. The Adviser selects investment strategies and Investment Funds on the basis of availability, pricing in the case of secondaries and various qualitative and quantitative criteria, including the Adviser’s analysis of actual and projected cash flows and past performance of an Investment Fund during various time periods and market cycles; and the Investment Fund Managers’ reputation, experience, expertise, opportunity set, anticipated returns and adherence to investment philosophy.

The Adviser typically identifies prospective investments from multiple sources, including a network of intermediaries, agents and investors, the most important of which is its relationship with Carlyle. The initial screening process for investment opportunities is typically based on a review of offering documents or an introductory meeting for primary investments. For secondary investments, the Adviser seeks to understand key terms, cash flows, valuations, performance, portfolio company developments, availability of discounts, and an understanding of historical performance of prior funds, if any.

During its diligence process, the Adviser, among other things, may review offering documents, financial statements, Schedule K-1s and other tax reporting, regulatory filings, and client correspondence, among other documents, and seek to conduct interviews with senior personnel of existing and potential Investment Fund Managers. The Adviser seeks to regularly communicate with Carlyle Investment Fund Managers and other Carlyle personnel about the Investment Funds in which the Fund has invested or may invest, or about particular investment strategies, categories of private equity, risk management and general market trends. This interaction facilitates ongoing portfolio analysis and may help to address potential issues, such as loss of key team members or proposed changes in constituent documents. It also provides ongoing due diligence feedback, as additional investments, secondary investments and new primary investments with a particular Investment Fund Manager are considered. The conclusions of due diligence reviews are documented. The Investment Committee may decline the opportunity, request additional information, or approve subject to tax and legal due diligence. Tax issues and legal terms of the investment are also considered.

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CPG Carlyle Commitments Fund, LLC

Investment Program (Unaudited)

March 31, 2026

After making an investment in an Investment Fund, and as part of its ongoing diligence process, the Adviser seeks to: track operating information and other pertinent details; analyze risk and performance; participate in periodic conference calls with Investment Fund Managers and onsite visits where appropriate; review audited and unaudited reports; monitor turnover in key personnel and changes in policies; and review valuation and historical cash flows. In performing some of its due diligence activities, the Adviser will be required to rely on the Investment Fund Managers. No assurance can be given that all performance and other data sought by the Adviser will be accurate or will be provided on a timely basis or in the manner requested.

The Adviser’s diligence process is implemented on a risk-adjusted basis and may be more limited in connection with smaller secondary positions.

Portfolio Construction

The Adviser manages the Master Fund’s portfolio with a view towards managing liquidity and maintaining a high investment level and maximizing capital appreciation.

Accordingly, the Adviser may make investments and commitments based, in part, on anticipated future distributions from investments. The Adviser also takes other anticipated cash flows into account, such as those relating to new subscriptions, the tender of Units by investors and any distributions made to investors.

The Adviser uses a range of techniques to reduce the risk associated with the Master Fund’s investment strategy. These techniques may include, without limitation:

●	Diversifying investments and commitments across several vintage years;

●	Allocating capital among primary investments, secondary investments, direct investments, Continuation Funds and co-investment/co-investment fund opportunities;

●	Actively managing cash and liquid assets; and

●	Maintaining a credit line, consistent with the limitations and requirements of the 1940 Act.

The Master Fund holds liquid assets to the extent required for purposes of liquidity management. To enhance the Fund’s liquidity, particularly in times of possible net outflows through the tender of Units by investors, the Adviser may sell certain of the Master Fund’s assets, in some cases at a discount. Furthermore, as described above at “Portfolio Allocation,” pending funding of capital contributions, redemptions and tax distributions, a portion of the Master Fund’s assets may consist of liquid investments, such as high quality fixed income securities, money market instruments and money market mutual funds and cash or cash equivalents, as well as yield-enhancing investments with more limited liquidity, such as CLOs or senior loan funds managed by Carlyle and others.

CLOs are financing companies, generally structured as special purpose vehicles, created to manage a portfolio of loans and reapportion the risk and return characteristics thereof. A CLO uses the cash flows from a portfolio of loans to back the issuance of multiple classes of rated debt securities, which are then used to fund the purchase of the underlying loans. The assets underlying CLOs may include, among others, domestic and foreign senior secured loans, senior unsecured loans, subordinate corporate loans, including debt securities that may be rated below investment grade or equivalent unrated loans, debt tranches of other collateralized loan obligations and equity securities incidental to investments in secured loans. The Master Fund’s investments in CLOs will generally be rated investment grade (or, if unrated, determined to be of comparable quality by the Adviser), and the Master Fund will not invest in equity tranches of CLOs. Senior loan funds generally invest in performing senior secured bank loans rated below investment grade.

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CPG Carlyle Commitments Fund, LLC

Investment Program (Unaudited)

March 31, 2026

The Adviser, consistent with the Master Fund’s investment strategy of emphasizing allocations to Carlyle Investment Funds, seeks to allocate Master Fund assets among the Investment Funds that, in its view, represent attractive investment opportunities. Allocation depends on the Adviser’s assessment of the potential risks and returns of various investment strategies that the Investment Funds utilize as well as expected cash flows of such strategies. The currency denomination of an Investment Fund may be another factor for consideration. The Adviser generally seeks to invest the Master Fund’s assets in Investment Funds whose expected risk-adjusted returns are deemed attractive by the Adviser.

The Fund and the Master Fund are both “non-diversified” funds under the 1940 Act. The Adviser believes, however, that the Master Fund should generally maintain a portfolio of Investment Funds varied by underlying investment strategies, vintage year, geography and financing stage to diminish the impact on the Fund of any one Investment Fund’s losses or poor returns. There is no guarantee that the Master Fund will be able to avoid substantial losses as a result of poor returns with regards to any Investment Funds.

Generally, the Adviser seeks to limit the Master Fund’s investment in any one Investment Fund to no more than 25% of the Master Fund’s gross assets (measured at the time of investment). In addition, the Fund’s investment in any one Investment Fund generally is limited to no more than 25% of the Investment Fund’s economic interests (measured at the time of investment) and less than 5% of the Investment Fund’s voting securities. Where only voting securities are available for purchase by the Fund, in all, or substantially all, instances, the Fund will seek to create by contract the same result as owning a non-voting security by entering into a contract, typically before the initial purchase, to relinquish the right to vote in respect of its investment.

The Fund and the Master Fund have no obligation, and does not currently intend, to enter into any hedging transactions. However, the Fund has and may, from time to time, enter into foreign exchange hedging transactions.

There can be no assurance that the Fund’s investment program will be successful, that the objectives of the Master Fund with respect to liquidity management will be achieved or that the Master Fund’s portfolio design and risk management strategies will be successful.

RECENT CHANGES (UNAUDITED)

The following information in this annual report is a summary of certain changes since March 31, 2025. This information may not reflect all of the changes that have occurred since you purchased the Fund.

During the most recent fiscal year, there have been certain changes to: (i) the Fund’s investment objective and policies that have not been approved by Investors, (ii) principal risk factors associated with investment in the Fund, and (iii) the persons who are primarily responsible for the day-to-day management of the Fund’s portfolio, which are described further below.

At a meeting held on December 17, 2025, the Board of Directors of the Fund and the CPG Carlyle Commitments Master Fund, LLC (the “Master Fund” and together with the Fund, the “Funds”), at the recommendation of Macquarie Wealth Advisers, LLC (the “Adviser”), the investment adviser to the Funds, approved the commencement of an orderly wind-down of the Funds (the “wind-down”). In connection therewith, the Fund closed to investments from new and existing Investors, and will no longer conduct quarterly tender offers to repurchase from Investors their Units in the Fund. In addition, investors will no longer be able be able to reinvest distributions in additional Units and the Fund will endeavor to pay all distributions in cash.

The Adviser agreed to voluntarily waive 0.25% of the management fee paid by the Master Fund to the Adviser for the 2026 calendar year.

The Adviser is preliminarily targeting a completion date of December 31, 2028 for the wind-down, subject to market conditions and other factors. The Master Fund’s ability to exit its investments (both direct investments in underlying funds and co-investments) is generally severely limited.

Following the Board of Directors’ approval of the wind-down, the Adviser has managed the Funds primarily in a manner intended to facilitate the Funds’ orderly wind-down. During this time, any proceeds received from the exit of investments will be reinvested in cash or other highly liquid assets until such time such proceeds are distributed to Investors. The Funds will retain cash in an amount determined by the Adviser to be advisable in order to fund the operations of the Funds and satisfy obligations of the Funds. As a result, during the wind-down period, all or a portion of the Master Fund may not be invested in a manner consistent with the Funds’ stated investment strategies, which may prevent the Funds from achieving their investment objectives.

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CPG Carlyle Commitments Fund, LLC

Investment Program (Unaudited)

March 31, 2026

The wind-down may cause the Master Fund to sell investments when it otherwise would not, including at times when market conditions are not favorable, which may cause the Funds to lose money and to receive proceeds from the sale of portfolio investments that are less than Master Fund’s valuations of such securities. Decreases in the Funds’ net assets may cause greater volatility in the Funds’ NAV, decreased diversification of the Funds’ investments, proportionately higher expenses and potential limits on the Funds’ ability to use leverage. These factors may impact the Funds’ investment performance. The Funds may experience increased expenses for legal and consulting services, among other expenses related to the wind-down and the evaluation of any strategic options for the Funds, such as a merger or reorganization, with third party partners.

***

The Adviser has established a committee (the “Investment Committee”) which makes investment decisions for the Fund. The Investment Committee members are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio. Effective April 10, 2025 the Investment Committee members are: Graeme Conway, Wandy Hoh, Alex Lee, Charlie Spiller, and Bing Wong.

On April 10, 2025, Alex Lee became an interested director and Principal Executive Officer. William J. Fink was appointed as the Fund’s Chief Compliance Officer, effective December 17, 2025.

PRINCIPAL RISK FACTORS (UNAUDITED)

General Risks

Investment Risk. All investments risk the loss of capital. The value of the Fund’s total net assets should be expected to fluctuate. To the extent that the Fund’s portfolio (which, for this purpose, means the aggregate investments held by the Master Fund) is concentrated in securities of a single issuer or issuers in a single sector, the risk of any investment decision is increased. An Investment Fund’s use of leverage is likely to cause the Fund’s average net assets to appreciate or depreciate at a greater rate than if leverage were not used.

An investment in the Fund involves a high degree of risk, including the risk that the Investor’s entire investment may be lost. No assurance can be given that the Master Fund’s and Fund’s investment objective will be achieved. The Fund’s performance depends upon the Adviser’s selection of Investment Funds, the allocation of offering proceeds thereto and the performance of the Investment Funds. The Investment Funds’ investment activities involve the risks associated with private equity investments generally. Risks include adverse changes in national or international economic conditions, adverse local market conditions, the financial conditions of portfolio companies, changes in the availability or terms of financing, changes in interest rates, exchange rates, corporate tax rates and other operating expenses, environmental laws and regulations, and other governmental rules and fiscal policies, energy prices, changes in the relative popularity of certain industries or the availability of purchasers to acquire companies, and dependence on cash flow, as well as acts of God, uninsurable losses, war, terrorism, earthquakes, pandemics, hurricanes or floods and other factors which are beyond the control of the Master Fund, the Fund or the Investment Funds. Although the Adviser will attempt to moderate these risks, no assurance can be given that (i) the Investment Funds’ investment programs, investment strategies and investment decisions will be successful; (ii) the Investment Funds will achieve their return expectations; (iii) the Investment Funds will achieve any return of capital invested; (iv) the Fund’s investment activities will be successful; or (v) Investors will not suffer losses from an investment in the Fund.

The Investment Funds are not registered as investment companies under the 1940 Act. The Fund, as an investor in these Investment Funds, does not have the benefit of the protections afforded by the 1940 Act to investors in registered investment companies.

28

CPG Carlyle Commitments Fund, LLC

Investment Program (Unaudited)

March 31, 2026

All investments made by the Investment Funds risk the loss of capital. The Investment Funds’ results may vary substantially over time.

Concentration in Carlyle Funds. The Fund invests through the Master Fund predominantly in Investment Funds, co-investments, co-investment funds, secondaries, Continuation Funds and direct investments sponsored by or affiliated with Carlyle, and, therefore, may be less diverse, and more subject to concentration and reputational risk, than other funds of private equity funds. As the Fund’s investment adviser, the Adviser has broad discretion to select the Investment Funds as opportunities arise.

Market Risk. Market risks, including political, regulatory, market, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market, can affect the value and liquidity of the Master Fund’s investments in Investment Funds and the Master Fund’s underlying investments, which may become more difficult to value. In addition, turbulence and reduced liquidity in financial markets may negatively affect Investment Fund Managers, Investment Funds and issuers, which could adversely affect the Fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or market may adversely impact issuers in a different country, region or market. Events involving limited liquidity, defaults, non-performance or other adverse developments that affect one industry, such as the financial services industry, or concerns or rumors about any events of these kinds, have in the past and may in the future lead to market-wide liquidity problems, may spread to other industries, and could negatively affect the value and liquidity of the Fund’s investments. These risks may be magnified if certain events or developments adversely interrupt the global supply chain, and could affect companies worldwide. Over the past five years, examples include pandemic risks related to COVID-19 and the aggressive measures taken in response by governments and businesses, and, more recently, geopolitical risks such as those arising from Russia’s invasion of Ukraine, conflict between various countries and groups in the middle east and other geopolitical conflicts. Examples today are the U.S. government’s unpredictable tariff and trade policies which could contribute to a global trade war and lead to unpredictable consequences including, possibly, a world-wide recession. Raising the ceiling on U.S. government debt has become increasingly politicized. Any failure to increase the total amount that the U.S. government is authorized to borrow could lead to a default on U.S. government obligations, with unpredictable consequences for economies and markets in the U.S. and elsewhere.

Unspecified Investments; Dependence on the Adviser. As the Fund’s investment adviser, the Adviser has broad discretion to select the Investment Funds as opportunities arise. The Fund, and, accordingly, Investors, must rely upon the ability of the Adviser to identify and implement investments for the Master Fund (“Master Fund Investments”) consistent with the Fund’s investment objective. Investors will not receive or otherwise be privy to due diligence or risk information prepared by or for the Adviser in respect of the Master Fund Investments. Through the Fund’s interest in the Master Fund, the Fund’s assets are indirectly invested in the Master Fund Investments. The Adviser has the authority and responsibility for asset allocation, the selection of Master Fund Investments and all other investment decisions for the Master Fund. The success of the Fund depends upon the ability of the Adviser to develop and implement investment strategies that achieve the investment objective of the Fund and the Master Fund. Investors will have no right or power to participate in the management or control of the Fund, the Master Fund or the Master Fund Investments, or the terms of any such investments. There can be no assurance that the Adviser will be able to select or implement successful strategies or achieve their respective investment objectives. The Fund is organized to provide Investors access to a multi-strategy investment program and not an indirect way for investors to gain access to any particular Carlyle Investment Fund.

Master-Feeder Structure. The Fund and the Master Fund are part of a “master-feeder” structure. The Master Fund may accept investments from other investors, including other investment vehicles that are managed or sponsored by the Adviser, or an affiliate thereof, which may or may not be registered under the 1940 Act and which may be established in jurisdictions outside of the U.S. Because each feeder fund may be subject to different investment minimums, feeder-specific expenses and other terms, one feeder fund may offer access to the Master Fund on more attractive terms, or could experience better performance, than the Fund. In addition, because the Fund incurs expenses that may not be incurred by other investors investing directly or indirectly in the Master Fund, such investors may experience better performance than investors in the Fund. Substantial repurchase requests by Investors of the Master Fund in a concentrated period of time could require the Master Fund to raise cash by liquidating certain of its Investments more rapidly than might otherwise be desirable. This may limit the ability of the Adviser to successfully implement the investment program of the Master Fund and could have a material adverse impact on the Fund. Moreover, regardless of the time period over which substantial repurchase requests are fulfilled, the resulting reduction in the Master Fund’s asset base could make it more difficult for the Master Fund to generate profits or recover losses. Investors will not receive notification of such repurchase requests and, therefore, may not have the opportunity to redeem their Units prior to or at the same time as the Investors of the Master Fund that are requesting to have their interests (“Master Fund Interests”) repurchased. If other investors in the Master Fund, including other investment vehicles that are managed or sponsored by the Adviser or an affiliate thereof, request to have their Master Fund Interests repurchased, this may reduce the amount of the Fund’s Master Fund Interests that may be repurchased by the Master Fund and, therefore, the amount of Units that may be repurchased by the Fund.

29

CPG Carlyle Commitments Fund, LLC

Investment Program (Unaudited)

March 31, 2026

Limitations on Transfer; Units Not Listed; No Market for Class A Units or Class I Units. The transferability of Units is subject to certain restrictions contained in the Fund’s Limited Liability Company Agreement, as amended or supplemented and restated, from time to time, and is affected by restrictions imposed under applicable securities laws. Units are not traded on any securities exchange or other market. No market currently exists for Class A or Class I Units, and it is not anticipated that a market will develop. Although the Adviser and the Fund expect to recommend to the Board of Directors of the Fund (the “Board”) that the Fund offer to repurchase 5% of the net assets of the Fund quarterly, no assurances can be given that the Fund will do so. Consequently, Class A Units and Class I Units should only be acquired by Investors able to commit their funds for an indefinite period of time.

Closed-End Fund; Liquidity Risks. The Fund is a non-diversified, closed-end management investment company designed primarily for long-term investors and is not intended to be a trading vehicle. An Investor should not invest in the Fund if the investor needs a liquid investment. Closed-end funds differ from open-end management investment companies (commonly known as mutual funds) in that investors in a closed-end fund do not have the right to redeem their units on a daily basis at a price based on net asset value. Units in the Fund are not traded on any national securities exchange or other securities exchange and are subject to substantial restrictions on transfer. Although the Fund may offer to repurchase Units from time to time, an Investor may not be able to redeem its Units in the Fund for a substantial period of time.

Repurchase Risks. To provide liquidity to Investors, the Fund, from time to time, may offer to repurchase Units pursuant to written tenders by Investors. Repurchases will be made at such times, in such amounts and on such terms as may be determined by the Board, in its sole discretion. The Fund will conduct repurchase offers on a schedule and in amounts that will depend on the Master Fund’s repurchase offers. With respect to any future repurchase offer, Investors tendering for Units for repurchase must do so by a date specified in the notice describing the terms of the repurchase offer, which will generally be approximately 60 days prior to the date that the Units to be repurchased are valued by the Fund (the “Valuation Date”). Investors that elect to tender any Units for repurchase will not know the price at which such Units will be repurchased until the Fund’s net asset value as of the Valuation Date is able to be determined. The Fund does not expect to conduct a repurchase offer of Units unless the Master Fund contemporaneously conducts a repurchase offer of its units.

A 2% early repurchase fee will be charged by the Fund with respect to any repurchase of Units from an Investor at any time prior to the day immediately preceding the one-year anniversary of the Investor’s purchase of Units. Such repurchase fee will be retained by the Fund and will benefit the Fund’s remaining investors. Units tendered for repurchase will be treated as having been repurchased on a “first in-first out” basis. An early repurchase fee payable by an Investor may be waived by the Fund in circumstances where the Board determines that doing so is in the best interests of the Fund.

The Master Fund may be limited in its ability to liquidate its holdings in Investment Funds to meet repurchase requests. Repurchase offers principally will be funded by cash, cash equivalents or borrowings, as well as by the sale of certain liquid securities. Accordingly, the Fund may tender for fewer Units than Investors may wish to sell, resulting in the proration of Investor repurchases, or the Fund may need to suspend or postpone repurchase offers if it (or the Master Fund) is required to dispose of interests in Investment Funds and is not able to do so in a timely manner.

Substantial requests for the Fund to repurchase Units could require the Master Fund to liquidate certain of its Investments more rapidly than otherwise desirable for the purpose of raising cash to fund the repurchases. This could have a material adverse effect on the value of the Units. In addition, substantial repurchases of Units may decrease the Fund’s total assets and accordingly may increase its expenses as a percentage of average net assets. If a repurchase offer is oversubscribed by Investors who tender Units, the Fund may repurchase a pro rata portion of the Units tendered.

30

CPG Carlyle Commitments Fund, LLC

Investment Program (Unaudited)

March 31, 2026

Distributions In-Kind. There can be no assurance that the Fund will have sufficient cash to pay for Units that are being repurchased or that it will be able to liquidate Investments at favorable prices to pay for repurchased Units. The Fund has the right to distribute securities as payment for repurchased Units in unusual circumstances, including if making a cash payment would result in a material adverse effect on the Fund. For example, it is possible that the Master Fund may receive distributions in-kind from an Investment Fund of securities that are illiquid or difficult to value. In such circumstances, the Adviser would seek to dispose of these securities in a manner that is in the best interests of the Master Fund, which may include a distribution in-kind to the Master Fund’s Investors followed, in turn, by a distribution in-kind to the Fund’s Investors. In the event that the Fund makes such a distribution of securities, Investors will bear any risks of the distributed securities and may be required to pay a brokerage commission or other costs in order to dispose of such securities. Alternatively, the Adviser may determine to sell these illiquid securities in the secondary market; however, the Adviser may not be successful in its attempts to do so.

The Fund may receive distributions in-kind that the Adviser determines to hold if deemed in the best interest of the Fund Investors. In addition, the Adviser may, from time to time, elect to have the Fund receive a distribution in-kind instead of cash from an Investment Fund and to hold such securities until the Adviser deems that a sale would be in the best interests of the Fund. Such securities will remain subject to market risk until sold.

Borrowing. The Fund and the Master Fund may borrow money in connection with their investment activities—i.e., the Fund and the Master Fund are permitted to utilize leverage. The Fund and the Master Fund also may borrow money to satisfy repurchase requests from Fund Investors, to fund capital commitments to Investment Funds and to otherwise provide liquidity. Specifically, the Master Fund is authorized to borrow money under the Credit Agreement for investment purposes and in connection with repurchases of, or tenders for, the Master Fund’s Units. Additionally, the Master Fund may borrow money to manage timing issues in connection with the acquisition of its investments, such as providing the Master Fund with liquidity to fund investments in Investment Funds in advance of the Master Fund’s receipt of distributions from another Investment Fund. The Fund and the Master Fund may be required to maintain minimum average balances in connection with borrowings or to pay a commitment or other fee to maintain a line of credit. Either of these requirements would increase the cost of borrowing over the stated interest rate. In addition, a lender may terminate or not renew any credit facility. If the Master Fund is unable to access additional credit, it may be forced to sell investments in Investment Funds at inopportune times, which may further depress returns. The 1940 Act requires a registered investment company to satisfy an asset coverage requirement of 300% of its indebtedness, including amounts borrowed, measured at the time the indebtedness is incurred. This means that the value of the Master Fund’s or Fund’s total indebtedness may not exceed one-third of the value of its total assets, including the value of the assets purchased with the proceeds of its indebtedness.

Legal and Regulatory Risks. Legal and regulatory changes that could occur during the term of the Fund may substantially affect private equity funds and such changes may adversely impact the performance of the Fund. The regulation of the U.S. and non-U.S. securities and futures markets and investment funds has undergone substantial change in recent years and such change may continue. Changes in regulatory uncertainty and regulatory changes applicable to private investment funds and their sponsors may increase the Fund’s and the Adviser’s exposure to potential liabilities. Increased regulatory oversight can also impose administrative burdens and costs on the Fund and the Adviser, including, without limitation, responding to examinations or investigations and implementing new policies and procedures.

The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) and related regulatory developments established financial oversight standards and resulted in significant revisions to the U.S. financial regulatory framework and the operation of financial institutions. The Dodd-Frank Act includes provisions regarding, among other things, the comprehensive regulation of the over-the-counter derivatives market, the identification, monitoring and regulation of systemic risks to financial markets and the regulation of proprietary trading and investment activity of banking institutions. The continued implementation of the Dodd-Frank Act and other similar and follow-on regulations could affect, among other things, financial consumer protection, proprietary trading, registration of investment advisers and the trading and use of derivative instruments and, therefore, could adversely affect the Fund and the Investment Funds. There can be no assurance that such regulation will not have a material adverse effect on the Fund and the Investment Funds, increase transaction, operations, legal and/or regulatory compliance costs, significantly reduce the profitability of the Fund or impair the ability of the Fund and the Investment Funds to achieve their investment objectives.

31

CPG Carlyle Commitments Fund, LLC

Investment Program (Unaudited)

March 31, 2026

As of the date hereof, there is uncertainty with respect to legislation, regulation and government policy at the federal, state and local levels, notably as respects U.S. trade, fiscal, tax, healthcare, immigration, foreign and government regulatory policy. Recent events have created a climate of heightened uncertainty and introduced difficult-to-quantify macroeconomic and geopolitical risks with potentially far-reaching implications. There has been a corresponding meaningful increase in the uncertainty surrounding interest rates, tax rates, inflation, foreign exchange rates, trade volumes, trade wars and fiscal and monetary policy. To the extent the U.S. Congress or Trump administration implements additional changes to U.S. policy, those changes may impact, among other things, the U.S. and global economy, international trade and relations, unemployment, immigration, healthcare, the U.S. regulatory environment and inflation, among other areas. Until any additional policy changes are finalized, it cannot be known whether the Fund and its investments or future investments may be positively or negatively affected, or the impact of continuing uncertainty.

Substantial Fees and Expenses. An Investor in the Fund meeting the eligibility conditions imposed by the Investment Funds, including minimum initial investment requirements that may be substantially higher than those imposed by the Fund, could invest directly in the Investment Funds. In addition, by investing in the Investment Funds through the Fund, an Investor in the Fund will bear a portion of the Fund’s management fee (the “Management Fee”) and other expenses of the Fund and the Master Fund. An Investor in the Fund will also indirectly bear a portion of the asset-based fees, incentive allocations, carried interests or fees and operating expenses borne by the Fund as an investor in the Investment Funds. In addition, to the extent that the Fund invests in an Investment Fund that is itself a “fund of funds,” the Fund will bear a third layer of fees. Each Investment Fund Manager receives any incentive-based allocations to which it is entitled irrespective of the performance of the other Investment Funds and the Fund generally. As a result, an Investment Fund with positive performance may receive compensation from the Master Fund, even if the Master Fund’s overall returns are negative. The operating expenses of an Investment Fund may include, but are not limited to, organizational and offering expenses; the cost of investments, including broker-dealer expenses; administrative, legal and internal and external accounting fees; research and other diligence-related expenses; and extraordinary or non-recurring expenses (such as litigation or indemnification expenses). It is difficult to predict the future expenses of the Fund.

Investments in Non-Voting Stock; Inability to Vote. The Master Fund intends to hold its interests in the Investment Funds in non-voting form in order to avoid becoming (i) an “affiliated person” of any Investment Fund within the meaning of the 1940 Act and (ii) subject to the 1940 Act limitations and prohibitions on transactions with affiliated persons. Where only voting securities are available for purchase, the Master Fund will generally seek to create by contract the same result as owning a non-voting security by agreeing to relinquish the right to vote in respect of its investment. The Master Fund may irrevocably waive its rights (if any) to vote its interest in an Investment Fund. The Fund will not receive any consideration in return for entering into a voting waiver arrangement. To the extent that the Master Fund contractually foregoes the right to vote Investment Fund securities, the Master Fund will not be able to vote on matters that may be adverse to the Master Fund’s and the Fund’s interests. As a result, the Master Fund’s influence on an Investment Fund could be diminished, which may consequently adversely affect the Fund and its Investors; however, the Adviser from time to time may serve on investor advisory committees of Investment Funds. The waiver arrangement should benefit the Master Fund, as it will enable the Master Fund to acquire more interests of an Investment Fund that the Adviser believes is desirable than the Fund would be able to if it were deemed to be an “affiliate” of the Investment Fund within the meaning of the 1940 Act.

Non-Diversified Status. Each of the Fund and the Master Fund are “non-diversified” investment companies for purposes of the 1940 Act, which means neither is subject to percentage limitations under the 1940 Act on assets that may be invested in the securities of any one issuer. As a result, the Fund’s net asset value may be subject to greater volatility than that of an investment company that is subject to diversification limitations. The Fund generally will not, however, invest more than 25% of its gross assets (measured at the time of purchase) in any one Investment Fund.

Dilution from Subsequent Offering of Units and Master Fund Interests. The Fund may accept additional subscriptions for Units as determined by the Board, in its sole discretion. Additional purchases will dilute the indirect interests of existing Investors in the Investment Funds prior to such purchases, which could have an adverse impact on the existing Investors’ interests in the Fund if subsequent Investment Funds underperform the prior Investments. In addition, the Master Fund generally accepts additional investments in Master Fund interests as determined by the Board of Directors of the Master Fund (the “Master Fund Board”), in its sole discretion. Such additional investments in the Master Fund may dilute the indirect interests of existing Investors of the Master Fund, including the Fund, in the Investment Funds made prior to such purchases, which could have an adverse impact on the Master Fund interests of the existing Investors of the Master Fund, including the Fund, if subsequent Investment Funds underperform the prior Investments.

32

CPG Carlyle Commitments Fund, LLC

Investment Program (Unaudited)

March 31, 2026

Valuations Subject to Adjustment. The valuations reported by the Investment Funds based upon which the Master Fund determines its month-end net asset value and the net asset value of each Master Fund Interest, including the Fund’s Master Fund Interest, may be subject to later adjustment or revision. For example, fiscal year-end net asset value calculations of the Investment Funds may be revised as a result of audits by their independent auditors. Other adjustments may occur from time to time. Because such adjustments or revisions, whether increasing or decreasing the net asset value of the Master Fund, and therefore the Fund, at the time they occur, relate to information available only at the time of the adjustment or revision, the adjustment or revision may not affect the amount of the repurchase proceeds of the Fund received by Investors who had their Units repurchased prior to such adjustments and received their repurchase proceeds, subject to the ability of the Fund to adjust or recoup the repurchase proceeds received by Investors under certain circumstances as described in “Repurchases of Units and Transfers” in the Confidential Memorandum As a result, to the extent that such subsequently adjusted valuations from the Investment Funds or revisions to the net asset value of an Investment Fund or direct private equity investment adversely affect the Master Fund’s net asset value, and therefore the Fund’s net asset value, the outstanding Units may be adversely affected by prior repurchases to the benefit of Investors who had their Units repurchased at a net asset value higher than the adjusted amount. Conversely, any increases in the net asset value resulting from such subsequently adjusted valuations may be entirely for the benefit of the outstanding Units and to the detriment of Investors who previously had their Units repurchased at a net asset value lower than the adjusted amount. The same principles apply to the purchase of Units. New Investors may be affected in a similar way.

Available Information. Subject to certain conditions and limitations, Carlyle has agreed to provide the Adviser and the Fund with certain information about the Carlyle Investment Funds of the type and scope (and with the same frequency) customarily provided to Carlyle’s larger institutional investors. Investment Funds that are sponsored by or affiliated with other asset management firms may not provide the Adviser or the Fund with similar information.

Non-Carlyle Investment Risks. Other than amounts invested or committed in connection with the Carlyle Focus, the Master Fund may invest its assets in investments that are not sponsored by Carlyle. Non-Carlyle Investment Fund Managers may not provide the same level of transparency in respect to ongoing monitoring, may have different or more limited valuation protocols, may have more limited research personnel and infrastructure and may report on a less timely basis than Carlyle Investment Funds.

Reporting Requirements. Investors who beneficially own Units that constitute more than 5% or 10% of the Fund’s Units are subject to certain requirements under the Securities Exchange Act of 1934, as amended, and the rules promulgated thereunder. These include requirements to file certain reports with the Securities and Exchange Commission (the “SEC”). The Fund has no obligation to file such reports on behalf of such Investors or to notify Investors that such reports are required to be made. Investors who may be subject to such requirements should consult with their legal advisors.

Limited Operating History of Master Fund Investments. In some cases, Investment Funds may be newly organized with limited operating histories, and the information the Master Fund will obtain about such investments may be limited. As such, the ability of the Adviser to evaluate past performance or to validate the investment strategies of such Investment Funds will be limited. Moreover, even to the extent an Investment Fund has a longer operating history, the past investment performance of any of the Master Fund Investments should not be construed as an indication of the future results of such investments, the Master Fund or the Fund, particularly as the investment professionals responsible for the performance of such Investment Funds may change over time. This risk is related to, and enhanced by, the risks created by the fact that the Adviser relies upon information provided to it by the Investment Fund that is not, and cannot be, independently verified.

Nature of Portfolio Companies. The Investment Funds will include direct and indirect investments in various companies, ventures and businesses (“Portfolio Companies”). This may include Portfolio Companies in the early phases of development, which can be highly risky due to the lack of a significant operating history, fully developed product lines, experienced management, or a proven market for their products. The Master Fund investments also may include Portfolio Companies that are in a state of distress or which have a poor record and which are undergoing restructuring or changes in management, and there can be no assurances that such restructuring or changes will be successful. The management of such Portfolio Companies may depend on one or two key individuals, and the loss of the services of any of such individuals may adversely affect the performance of such Portfolio Companies.

33

CPG Carlyle Commitments Fund, LLC

Investment Program (Unaudited)

March 31, 2026

Private Equity Investments. Private equity is a common term for investments that typically are made in private or public companies through privately negotiated transactions, and generally involve equity-related finance intended to bring about some kind of change in a private business (e.g., providing growth capital, recapitalizing a company or financing an acquisition). Private equity funds, often organized as limited partnerships, are the most common vehicles for making private equity investments. Investment in private equity involves the same types of risks associated with an investment in any operating company. However, securities issued by private partnerships tend to be more illiquid, and highly speculative. Private equity has generally been dependent on the availability of debt or equity financing to fund the acquisitions of their investments. Depending on market conditions, however, the availability of such financing may be reduced dramatically, limiting the ability of private equity to obtain the required financing.

Venture Capital. An Investment Fund may invest in venture capital. Venture capital is usually classified by investments in private companies that have a limited operating history, are attempting to develop or commercialize unproven technologies or implement novel business plans or are not otherwise developed sufficiently to be self-sustaining financially or to become public. Although these investments may offer the opportunity for significant gains, such investments involve a high degree of business and financial risk that can result in substantial losses, which risks generally are greater than the risks of investing in public companies that may be at a later stage of development.

Debt Investments. Investment Funds may invest in debt securities and obligations. Such investments, by the nature of their issuers’ leveraged capital structures, will involve a high degree of financial risk. Debt securities may be unsecured and/or subordinated to substantial amounts of senior indebtedness, all or a significant portion of which may be secured. In addition, these securities may not be protected by financial covenants or limitations upon additional indebtedness, and may have limited liquidity. Debt securities are also subject to other creditor risks, including (i) the possible invalidation of an investment transaction as a “fraudulent conveyance,” (ii) so-called “lender liability” claims by the issuer of the obligations and (iii) environmental liabilities that may arise with respect to collateral securing the obligations. A debt security or obligation also may be subject to prepayment or redemption at the option of the issuer. In addition, debt investments may be issued in connection with leveraged acquisitions or recapitalizations, in which the issuer incurs a substantially higher amount of indebtedness than the level at which it had previously operated.

Private Credit. Private credit strategies involve a variety of debt investing, which is subject to a high degree of financial risk. Private credit investments may be adversely affected by tax, legislative, regulatory, credit, political or government changes, interest rate increases, currency volatility and the financial conditions of issuers, which may pose significant credit risks (i.e., the risk that an issuer of a security will fail to pay principal and interest in a timely manner, reducing the associated total return) that result in issuer default.

Mezzanine Loans. An Investment Fund may invest in mezzanine loans. Structurally, mezzanine loans usually rank subordinate in priority of payment to senior debt, such as senior bank debt, and are often unsecured. However, mezzanine loans rank senior to common and preferred equity in a borrower’s capital structure. Mezzanine debt is often used in leveraged buyout and real estate finance transactions. Typically, mezzanine loans have elements of both debt and equity instruments, offering the fixed returns in the form of interest payments associated with senior debt, while providing lenders an opportunity to participate in the capital appreciation of a borrower, if any, through an equity interest. This equity interest typically takes the form of warrants. Due to their higher risk profile and often less restrictive covenants as compared to senior loans, mezzanine loans generally earn a higher return than senior secured loans. The warrants associated with mezzanine loans typically are detachable, which allows lenders to receive repayment of their principal on an agreed amortization schedule while retaining their equity interest in the borrower. Mezzanine loans also may include a “put” feature, which permits the holder to sell its equity interest back to the borrower at a price determined through an agreed-upon formula. Mezzanine investments may be issued with or without registration rights. Similar to other high yield securities, maturities of mezzanine investments typically are seven to ten years, but the expected average life is significantly shorter at three to five years. Mezzanine investments are usually unsecured and subordinate to other obligations of the issuer.

34

CPG Carlyle Commitments Fund, LLC

Investment Program (Unaudited)

March 31, 2026

First and Second Lien Senior Secured Loans. Investment Funds may invest in a first or second lien financing where different lenders have liens on the same collateral. Pursuant to an intercreditor agreement, the two lender groups agree that the first lien lenders have a senior priority lien and therefore recover first on the value of the collateral. There may be little or no collateral for the second lien holders. Newer senior secured loans may have a lower level of credit document protection than has historically been the case. In the event of default lower levels of recoveries may be available to an Investment Fund than has historically been the norm.

Subordinated Debt. Investment Funds may invest in a subordinated debt financing where there are two separate groups of lenders. The junior lenders contractually subordinate their loans and agree not to receive payment on their loans until the senior debt is repaid. There may be little or no collateral left for the subordinated debt holders after the senior debt is paid.

Unitranche Debt. Investment Funds may invest in unitranche financing. This is a unique debt structure that involves a single layer of senior secured debt, without a separate subordinated debt financing. Unitranche financing combines multiple debt tranches into a single financing. Unlike the traditional senior/subordinated debt structures, a unitranche financing has a single credit agreement and security agreement, signed by all of the lenders and the borrower. In a classic unitranche structure, the single credit agreement provides for a single tranche of term loans with the borrower paying a single interest rate to all lenders. The interest rate is a “blended” rate which is often higher than, or about the same as, the interest rate of traditional senior debt, but lower than the interest rate for traditional second lien or subordinated debt. All lenders benefit from the same covenants and defaults and the voting provisions are similar to a non-unitranche credit agreement. Separate from the credit agreement, unitranche lenders agree among themselves to create “first out” and “last out” tranches (also known as “first out” and “second out” tranches) through an agreement typically known as an Agreement Among Lenders (AAL). The sizing of the first out and last out tranches changes by deal and is dependent on the attractiveness of the blended pricing that can be achieved and the lenders interested in any given deal at the proposed pricing and terms. Unitranche structures are growing more complicated and some provide for multiple tranches of term loans and a revolving loan facility, and even multiple, separate unitranche facilities. In some unitranche deals with multiple tranches of term loans, the tranches represent the first out and last out tranches and include separate pricing for the tranches on the face of the credit agreement. Some of these multi-tranche deals also provide for voting rules by tranche on the face of the credit agreement. In a classic unitranche structure, pricing and voting arrangements among the lenders are dealt with in the AAL. The “first out” tranche may take some or all of the collateral leaving little or none for the other tranches.

Special Situations. Investment Funds that pursue special situations strategies invest in Portfolio Companies that may be in transition, out of favor, financially leveraged or otherwise troubled, and may be or have recently been involved in strategic actions, restructurings, bankruptcies, reorganizations or liquidations. These companies may be experiencing, or are expected to experience, financial difficulties that may never be overcome. While the securities of such companies are likely to be particularly risky, they may offer very attractive reward opportunities. Such companies’ securities may be considered speculative, and the ability of such companies to pay their debts on schedule could be affected by adverse interest rate movements, changes in the general economic climate, economic factors affecting a particular industry or specific developments within such companies. Such investments could, in certain circumstances, subject an Investment Fund to certain additional potential liabilities. For example, under certain circumstances, a lender who has inappropriately exercised control of the management and policies of a debtor may have its claims subordinated, or disallowed, or may be found liable for damages suffered by parties as a result of such actions. In addition, under certain circumstances, payments by such companies to the Fund could be required to be returned if any such payment is later determined to have been a fraudulent conveyance or a preferential payment. Numerous other risks also arise in the workout and bankruptcy contexts. In addition, there is no minimum credit standard that is a prerequisite to an Investment Fund’s investment in any instrument, and a significant portion of the obligations and preferred stock in which an Investment Fund may invest may be less than investment grade (“junk”).

Defaulted Debt Securities and Other Securities of Distressed Companies. Investment Funds may invest in low grade or unrated debt securities (i.e., “high yield” or “junk” bonds or leveraged loans) or investments in securities of distressed companies. Such investments involve substantial risks. For example, high yield bonds are regarded as being predominantly speculative as to the issuer’s ability to make payments of principal and interest. Issuers of high yield debt may be highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risks associated with acquiring the securities of such issuers generally are greater than is the case with higher rated securities. In addition, the risk of loss due to default by the issuer is significantly greater for the holders of high yield bonds because such securities may be unsecured and may be subordinated to other creditors of the issuer. Similar risks apply to other private debt securities. Successful investing in distressed companies involves substantial time, effort and expertise, as compared to other types of investments. Information necessary to properly evaluate a distress situation may be difficult to obtain or be unavailable and the risks attendant to a restructuring or reorganization may not necessarily be identifiable or susceptible to considered analysis at the time of investment.

35

CPG Carlyle Commitments Fund, LLC

Investment Program (Unaudited)

March 31, 2026

Loans to Private Companies. Investment Funds may invest in loans to private and middle market companies, which involve a number of risks:

●	these companies may have limited financial resources and limited access to additional financing, which may increase the risk of their defaulting on their obligations, leaving creditors such as the Fund dependent on any guarantees or collateral they may have obtained;

●	these companies frequently have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which render them more vulnerable to competitors’ actions and market conditions, as well as general economic downturns;

●	there may not be much information publicly available about these companies, and such information may not be reliable; and

●	these companies are more likely to depend on the leadership and management talents and efforts of a small group of persons; as a result, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on these companies’ ability to meet their obligations.

Real Estate Investments. The Master Fund may be exposed to real estate risk through its allocation to Investment Funds with real estate-related investments. Instability in the credit markets may adversely affect the price at which real estate funds can sell real estate because purchasers may not be able to obtain financing on attractive terms or at all. These developments also may adversely affect the broader economy, which in turn may adversely affect the real estate markets. Such developments could, in turn, reduce returns from real estate funds or reduce the number of real estate funds brought to market during the investment period, thereby reducing the Master Fund’s investment opportunities.

Real estate funds are subject to risks associated with the ownership of real estate, including terrorist attacks, war or other acts that destroy real property. Some real estate funds may invest in a limited number of properties, in a narrow geographic area, or in a single property type, which increases the risk that such real estate fund could be unfavorably affected by the poor performance of a single investment or investment type. These companies are also sensitive to factors such as changes in real estate values and property taxes, interest rates, cash flow of underlying real estate assets, supply and demand, and the management skill and creditworthiness of the issuer. Borrowers could default on or sell investments that a real estate fund holds, which could reduce the cash flow needed to make distributions to investors. In addition, real estate funds also may be affected by tax and regulatory requirements impacting the real estate fund’s ability to qualify for preferential tax treatments or exemptions.

General Risks of Secondary Investments. The overall performance of the Master Fund’s secondary investments will depend in large part on the availability of secondary investments, and on the acquisition price paid, which may be negotiated based on incomplete or imperfect information. Investors exiting an Investment Fund through a secondary transaction may possess superior knowledge regarding their investment, the value thereof and the portfolio companies invested in by the Investment Fund. Accordingly, secondary investments may expose the Fund to contingent liabilities, counterparty risks, reputational risks and execution risks. Certain secondary investments may be purchased as a portfolio, and in such cases the Master Fund may not be able to carve out from such purchases those investments that the Adviser considers (for commercial, tax, legal or other reasons) less attractive. The market for secondary investments is competitive and may be limited, and the strategies and Investment Funds to which the Master Fund wishes to allocate assets may not be available for secondary investment at any given time. The absence of a recognized “market” price means that the Master Fund cannot be assured that it is realizing the most favorable price in connection with trades in secondaries. Where the Master Fund acquires an Investment Fund interest as a secondary investment, the Master Fund will generally not have the ability to modify or amend such Investment Fund’s constituent documents (e.g., limited partnership agreements) or otherwise negotiate the economic terms of the interests being acquired. The Master Fund also may be more limited in its ability to perform due diligence on secondary investments. Secondary investments may be heavily negotiated and, therefore, the Master Fund may incur additional legal and transaction costs in connection therewith. In addition, the costs and resources required to investigate the commercial, tax and legal issues relating to secondary investments may be greater than those relating to primary investments. Secondary investments may be structured as a single purchase through a holding company similar to a fund of funds and may include on-going administrative fees. In these circumstances, the Fund will need to rely on the administrator for information regarding the underlying investments, including receipt of reports and certain valuation activities. Additionally, these types of investments may be structured so that the holding company assumes a debt obligation to the seller of the secondary interest, a deferred payment obligation to the seller of the secondary interest or other indebtedness related to the investment. In such a structure, the holding company may be considered to be utilizing leverage, although generally there would not be recourse to the Master Fund.

36

CPG Carlyle Commitments Fund, LLC

Investment Program (Unaudited)

March 31, 2026

Contingent Liabilities Associated with Secondary Investments. Where the Master Fund acquires an Investment Fund interest as a secondary investment, the Master Fund may acquire contingent liabilities associated with such interest. Specifically, where the seller has received distributions from the relevant Investment Fund and, subsequently, that Investment Fund recalls any portion of such distributions, the Master Fund (as the purchaser of the interest to which such distributions are attributable) may be obligated to pay an amount equivalent to such distributions to such Investment Fund. While the Master Fund may be able, in turn, to make a claim against the seller of the interest for any monies so paid to the Investment Fund, there can be no assurance that the Master Fund would have such right or prevail in any such claim.

Risks Relating to Secondary Investments Involving Syndicates. The Master Fund may acquire secondary investments as a member of a purchasing syndicate, in which case the Master Fund may be exposed to additional risks including (among other things): (i) counterparty risk, (ii) reputation risk, (iii) breach of confidentiality by a syndicate member, and (iv) execution risk.

General Risks of Direct Investment/Co-Investments. The Master Fund’s co-investments are typically investments in an operating company held through a third party investment vehicle formed by a private equity or other institutional investor and are typically made alongside the sponsor’s or institutional investor’s investment. The Master Fund’s direct investments in an operating company typically will be structured in parallel with a similar investment by a Carlyle Investment Fund, another Investment Fund sponsor or institutional investor, but may be made where a private equity fund sponsor or institutional buyer has previously made an investment in the privately held operating company. Such investments typically are made where private equity funds or other institutional investors are active investors, and are usually structured such that the private equity fund or other institutional investor, as the case may be, and the lead investors, if any, collectively hold a significant interest in the operating company. While the Adviser will conduct due diligence prior to the Master Fund entering into a co-investment or direct investment, the Master Fund’s ability to realize an investment gain with respect to such investments generally will be reliant on the expertise of the sponsor, institutional investor and/or lead investor, if any, in the transaction, whether such investor is a Carlyle Investment Fund or another Investment Fund sponsor. To the extent that any lead investor assumes control of the management of the operating company, the Master Fund generally will be reliant not only upon the lead investor’s ability to research, analyze, negotiate and monitor such investments, but also upon its ability to successfully manage and oversee the operation of the company’s business. The Master Fund’s ability to dispose of co-investments and direct investments is typically severely limited, both by the fact that the securities are unregistered and illiquid and by contractual restrictions that may limit, preclude or require certain approvals for the Master Fund to sell such investment. The market for co-investments and direct investments is competitive and may be limited, and the co-investments and direct investments to which the Master Fund wishes to allocate assets may not be available at any given time. Co-investments and direct investments may be heavily negotiated and, therefore, the Master Fund may incur additional legal and transaction costs in connection therewith.

Risks Particular to Co-Investments. Co-investments may involve special risks, including the possibility that a third-party partner or co-venturer may have financial, legal, or regulatory difficulties, resulting in a negative impact on the underlying investment, may have economic or business interests or goals that are inconsistent with those of the Master Fund or may be in a position to take (or block) action in a manner contrary to the Master Fund’s investment objectives. In addition, the Master Fund, in certain circumstances, may be liable for the actions of its third-party partners or co-venturers. Further, where the Master Fund is participating in a co-investment vehicle sponsored by a third party, such third-party sponsor may permit co-investment by investors outside of the underlying co-investment vehicle, and the terms of such investment may differ significantly from those available to investors in the co-investment vehicle through which the Master Fund is participating.

37

CPG Carlyle Commitments Fund, LLC

Investment Program (Unaudited)

March 31, 2026

Investments acquired with third parties in co-investment funds or other entities (for purposes of this section, this arrangement is referred to as a “partnership”) also may involve carried interest, incentive allocation and/or other fees or compensation payable to the sponsoring manager in addition to any similar compensation payable to the general partner and/or investment manager under a partnership agreement. Even where the partnership invests into a portfolio company on a no-fee and no-carry basis, it is common for a portfolio company to pay a range of fees to the lead equity sponsor of a transaction, including success, monitoring, consulting, investment banking and other types of fees. The partnership therefore will indirectly bear a portion of these fees, even when it is investing into a portfolio company on a no-fee and no-carry basis. If a proposed investment fails to close, there is a risk that the partnership will be required to bear a portion of the expenses incurred by the lead equity sponsor of the transaction. Such expenses might include items such as break-up fees or a portion of the out of pocket expenses incurred by the lead equity sponsor. Conversely, when a transaction does close, it is not expected that the partnership will share in any success fees paid by the portfolio company, all of which are likely to be paid to the lead equity sponsor.

The partnership will not have control over the co-investment opportunity’s portfolio company, and therefore will have a limited ability to protect its position therein. In most cases, the co-investment vehicles into which the partnership invests will be newly or recently formed entities with no significant operating history upon which to evaluate their likely performance or the likely effectiveness of their investment strategy. An investment in the partnership or its underlying investments is therefore subject to all of the risks and uncertainties associated with any business, including the risk that the partnership will not achieve its investment objectives and that the value of an investment could decline substantially.

Risks Particular to Continuation Funds. Rolling LPs and new investors may have conflicting investment, tax and other interests with respect to their investments in the Continuation Fund, including conflicts relating to the structuring of investment acquisitions and dispositions. Conflicts may arise in connection with decisions made by the general partner regarding follow-on investments that may be more beneficial to one limited partner than another, especially with respect to tax matters. In structuring, acquiring and disposing of investments, the Continuation Fund’s general partner generally will consider the investment and tax objectives of the Continuation Fund and its partners as a whole, not the investment, tax or other objectives of any limited partner individually.

The sponsor of the Continuation Fund will have conflicts of interests in acting as both the “buyer” (i.e., the Continuation Fund) and the “seller” (i.e., the existing fund) of the transaction. Additionally, carried interest received by the Continuation Fund may create an incentive for the Continuation Fund’s general partner to cause the Continuation Fund to make riskier and more speculative investment management decisions, including, without limitation, participating in riskier or more speculative follow-on investment opportunities.

Controlled Group Risks. Under ERISA, members of certain “controlled groups” of “trades or businesses” may be jointly and severally liable for contributions required under any member’s tax-qualified defined benefit pension plan and under certain other benefit plans. Similarly, if any member’s tax-qualified defined benefit pension plan were to terminate, underfunding at termination would be the joint and several responsibility of all controlled group members, including members whose employees did not participate in the terminated plan. Similarly, joint and several liability may be imposed for certain pension plan related obligations in connection with the complete or partial withdrawal by an employer from a multiemployer pension plan. Depending on a number of factors, including the level of ownership held by the Master Fund in a particular portfolio company, the Master Fund or the Fund may be considered to be a member of one more portfolio company’s “controlled group” for this purpose.

BDCs. Investments in closed-end, management investment companies that elect to be treated as BDCs under the 1940 Act may be subject to a high degree of risk. To the extent the Master Fund invests in BDCs, investors will bear indirectly a proportionate share of the fees and expenses, including any performance-based or incentive fees, of the BDCs in which the Master Fund invests. BDCs typically invest in less mature private companies or thinly traded public companies with limited operating histories, which involve greater risks than more mature, well-established publicly-traded companies. A substantial portion of a BDC’s portfolio typically includes securities purchased in private placements; as a result, a BDC’s portfolio may carry risks similar to those of a private equity or venture capital fund. Generally, little public information exists about the companies in which a BDC may invest and, therefore, investors may not be able to conduct a fully informed and comprehensive evaluation of a BDC and its portfolio prior to investment therein.

38

CPG Carlyle Commitments Fund, LLC

Investment Program (Unaudited)

March 31, 2026

The 1940 Act imposes certain constraints on the investment activities, organization and operations of BDCs, which could limit or negatively impact performance or hinder a BDC’s ability to take advantage of certain investment opportunities. For example, BDCs are required to invest at least 70% of their total assets primarily in securities of U.S. private companies or thinly traded public companies (i.e., public companies with a market capitalization of less than $250 million), cash, cash equivalents, U.S. government securities and high-quality debt investments that mature in one year or less.

BDCs may be publicly-traded or non-traded. Publicly-traded BDCs usually trade at a discount to their net asset value because they invest in unlisted securities and have limited access to capital markets. Non-traded BDCs typically are subject to significant commissions, expenses and offering and organizational costs that reduce the value of an investor’s (including the Master Fund’s) investment. Shares of non-traded BDCs are illiquid. Redemption programs offered by non-traded BDCs may have significant restrictions, such as caps on the amount of shares that can be redeemed annually and limits on the amounts and sources of funds that may be used to fund redemptions, and BDCs may suspend or terminate these programs at their discretion. Investors may not be able to exit their investment without paying a substantial penalty or selling on the secondary market at a discount to net asset value.

Commitment Strategy. The Master Fund will be required to make incremental contributions pursuant to capital calls issued from time to time by Investment Funds. Pending funding of capital contributions, redemptions and tax distributions, a portion of the Master Fund’s assets may consist of liquid investments, such as high quality fixed income securities, money market instruments and money market mutual funds and cash or cash equivalents, as well as yield-enhancing investments with more limited liquidity, such as CLOs or senior loan funds managed by Carlyle and others. Holding a sizeable cash position may result in lower returns for the Master Fund. However, an inadequate cash position presents other risks to the Fund and the Master Fund, including the potential inability to fund capital contributions, to pay for repurchases of Units tendered by Investors or to meet expenses generally. Moreover, if the Master Fund defaults on its commitments or fails to satisfy capital calls in a timely manner then, generally, it will be subject to significant penalties, including, potentially, the complete forfeiture of the Master Fund’s investment in the Investment Fund. Any failure by the Master Fund to make timely capital contributions in respect of its commitments may (i) impair the ability of the Fund and the Master Fund to pursue its investment program, (ii) force the Master Fund to borrow, (iii) indirectly cause the Fund, and, indirectly, the Investors to be subject to certain penalties from the Investment Funds (including, potentially, the complete forfeiture of the Master Fund’s investment in an Investment Fund), or (iv) otherwise impair the value of the Fund’s investments (including reducing the Fund’s net asset value).

Cash, Cash Equivalents, Investment Grade Bonds, Money Market Instruments. The Master Fund and Investment Funds may invest, including for defensive purposes, some or all of their respective assets in high quality fixed-income securities, money market instruments and money market mutual funds, or hold cash or cash equivalents in such amounts as the Adviser or Investment Fund Managers deem appropriate under the circumstances. In addition, the Master Fund or an Investment Fund may invest in these instruments pending allocation of its respective offering proceeds, and the Master Fund will maintain cash or cash equivalents in sufficient amounts, in the Adviser’s judgment, to satisfy capital calls from Investment Funds. Money market instruments are high quality, short-term fixed-income obligations, which generally have remaining maturities of one year or less and may include U.S. Government securities, commercial paper, certificates of deposit and bankers acceptances issued by domestic branches of U.S. banks that are members of the Federal Deposit Insurance Corporation, and repurchase agreements.

These investments may be adversely affected by tax, legislative, regulatory, credit, political or government changes, interest rate increases, currency volatility and the financial conditions of issuers, which may pose credit risks that result in issuer default.

39

CPG Carlyle Commitments Fund, LLC

Investment Program (Unaudited)

March 31, 2026

CLOs. The Master Fund and Investment Funds may invest in CLOs. The portfolio of loans underlying CLOs, which serve as collateral therefor, may include, among others, domestic and foreign senior secured loans, senior unsecured loans, subordinate corporate loans, including debt securities that may be rated below investment grade or equivalent unrated loans (“junk”), debt tranches of other collateralized loan obligations and equity securities incidental to investments in secured loans. Investors in CLOs ultimately bear the credit risk of the underlying collateral. The cash flows generated by CLOs are split into two or more portions, called tranches, which vary in maturity, yield and credit risk characteristics, and often are categorized as senior, mezzanine and subordinated/equity according to their degree of risk. If there are defaults or the relevant collateral otherwise underperforms, scheduled payments to senior tranches of such securities take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those to subordinated/equity tranches. The equity tranche, therefore, carries the most risk, as it bears the bulk of defaults from the bonds or loans and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche typically has higher ratings and lower yields than the underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, however, CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults and aversion to CLO securities as a class. Ultimately, the risks of an investment in a CLO depend largely on the type of the collateral securities and the class of the CLO in which the Master Fund or Investment Fund invests.

In addition to the general risks associated with investing in debt securities (e.g., interest rate, credit and market risk), CLOs carry additional risks, including, but not limited to: (i) the possibility that distributions from the underlying loans will not be adequate to make interest or other payments; (ii) the quality of the underlying loans may decline in value or default; (iii) the possibility that the Master Fund may invest in CLOs that are subordinate to other classes; (iv) the complex structure of the security may not be fully appreciated at the time of investment, and may produce disputes with the issuer or unexpected investment results, especially during times of market stress or volatility; (v) junior debt and equity tranches are subject to a higher risk of loss than the senior debt portion as a result of the highly levered nature of CLOs; and (vi) CLOs are privately offered and sold, and investments in CLOs typically are thinly traded or have only a limited trading market.

Senior Loan Funds. Senior loan funds typically invest in performing senior secured bank loans rated below investment grade. There may be less readily available, reliable information about certain loans than is the case for many other types of securities, and the Investment Funds may be required to rely primarily on their own evaluation of a borrower’s credit quality rather than on any available independent sources. The value of collateral, if any, securing a loan can decline, and may be insufficient to meet the issuer’s obligations in the event of non-payment of scheduled interest or principal or may be difficult to readily liquidate. In the event of the bankruptcy of a borrower, the Investment Fund could experience delays or limitations imposed by bankruptcy or other insolvency laws with respect to its ability to realize the benefits of the collateral securing a loan. Like other below investment grade securities, loans are inherently speculative. As a result, the risks associated with such loans are similar to the risks of below investment grade securities, although senior loans are typically senior and secured in contrast to other below investment grade securities, which are often subordinated and unsecured. Loans may not be considered to be “securities” for purposes of the anti-fraud protections of the federal securities laws, including those with respect to the use of material non-public information, so that purchasers, such as the fund, may not have the benefit of these protections.

Registered Investment Companies. The Master Fund may invest in the securities of other registered investment companies to the extent that such investments are consistent with the Master Fund’s investment objective and permissible under the 1940 Act. These investments may include BDCs. Under one provision of the 1940 Act, the Master Fund may not acquire the securities of other registered investment companies if, as a result, (i) more than 10% of the Master Fund’s total assets would be invested in securities of other registered investment companies, (ii) such purchase would result in more than 3% of the total outstanding voting securities of any one registered investment company being held by the Master Fund or (iii) more than 5% of the Master Fund’s total assets would be invested in any one registered investment company. These restrictions are applicable to the Fund as well. Other provisions of the 1940 Act are less restrictive provided that the Master Fund or Fund is able to meet certain conditions. These limitations do not apply to the acquisition of units of any registered investment company in connection with a merger, consolidation, reorganization or acquisition of substantially all of the assets of another registered investment company.

Small- and Medium-Capitalization Companies. Some Investment Funds may invest a portion of their assets in Portfolio Companies with small- to medium-sized market capitalizations. While such investments may provide significant potential for appreciation, they also may involve higher risks than do investments in securities of larger companies. For example, the risk of bankruptcy or insolvency is higher than for larger, “blue-chip” companies.

40

CPG Carlyle Commitments Fund, LLC

Investment Program (Unaudited)

March 31, 2026

Geographic Concentration Risks. An Investment Fund may concentrate its investments in specific geographic regions. This focus may constrain the liquidity and the number of Portfolio Companies available for investment by an Investment Fund. In addition, the investments of such an Investment Fund will be disproportionately exposed to the risks associated with the region of concentration.

Emerging Markets. Some Investment Funds may invest in Portfolio Companies located in emerging industrialized or less developed countries. Risks particularly relevant to such emerging markets may include greater dependence on exports and the corresponding importance of international trade, higher risk of inflation, more extensive controls on foreign investment and limitations on repatriation of invested capital, increased likelihood of governmental involvement in, and control over, the economies, decisions by the relevant government to cease its support of economic reform programs or to impose restrictions, and less established laws and regulations regarding fiduciary duties of officers and directors and protection of investors.

Sector Concentration. An Investment Fund may concentrate its investments in specific industry sectors. This focus may constrain the liquidity and the number of Portfolio Companies available for investment by an Investment Fund. In addition, the investments of such an Investment Fund will be disproportionately exposed to the risks associated with the industry sectors of concentration.

Utilities and Energy Sectors. Energy companies may be significantly affected by outdated technology, short product cycles, change in demand, falling prices and profits, market competition and risks associated with using hazardous materials. Energy companies also may be negatively affected by legislation that results in stricter government regulations and enforcement policies or specific expenditures. Commodity price volatility, international politics, macroeconomic conditions, foreign currency exchange rates and other factors can impact energy companies. Energy companies are also subject to increased risk of environmental and civil liability and losses due to war, terrorism and natural disasters. The development of alternative energy sources and other technological advancements may impact energy sector companies. An Investment Fund may invest in Portfolio Companies in the utilities sector, thereby exposing the Investment Fund to risks associated with this sector. Rates charged by traditional regulated utility companies are generally subject to review and limitation by governmental regulatory commissions, and the timing of rate changes will adversely affect such companies’ earnings and dividends when costs are rising.

Technology Sector. Certain technology companies may have limited product lines, markets or financial resources, or may depend on a limited management group. In addition, these companies are strongly affected by worldwide technological developments, and their products and services may not be economically successful or may quickly become outdated. To the extent the Master Fund obtains investment exposure to companies that are involved in various aspects of the development and application of artificial intelligence technologies (“AI”), it will be sensitive to the risks of those types of companies. Such companies may have limited product lines, markets or financing. Additionally, the securities of AI companies, especially smaller, emerging companies, tend to be more volatile. The rapid development and increasingly widespread use of AI, including machine learning models and generative AI, may adversely impact the Master Fund’s investments, the services of the Fund and the Master Fund receive from service providers and global markets in general.

Financial Sector. Financial services companies are subject to extensive governmental regulation that may limit the amounts and types of loans and other financial commitments they can make, and the interest rates and fees they can charge. Profitability of such companies is generally dependent on the availability and cost of capital, and can fluctuate as a result of increased competition or changing interest rates. Periods of high volatility in the financial markets, such as that experienced in and around 2008 during the global financial crisis, can negatively affect financial services companies and cause their values to decline. Uncertainty in the banking and financial systems can result in significant and widespread deterioration in market and economic conditions by disrupting access to capital and other financial services, which could adversely affect the performance of the Fund.

Currency Risk. Investment Funds will make direct and indirect investments in a number of different currencies. Any returns on, and the value of such investments may, therefore, be materially affected by exchange rate fluctuations, local exchange control, limited liquidity of the relevant foreign exchange markets, the convertibility of the currencies in question and/or other factors. A decline in the value of the currencies in which the Master Fund investments are denominated against the U.S. dollar will result in a decrease in the Master Fund’s and the Fund’s net asset value. The Adviser generally will not hedge the value of investments made by the Master Fund against currency fluctuations. Accordingly, the performance of the Fund could be adversely affected by such currency fluctuations.

41

CPG Carlyle Commitments Fund, LLC

Investment Program (Unaudited)

March 31, 2026

Risks Relating to Accounting, Auditing and Financial Reporting, etc. Certain of the Investment Funds may be invested in Portfolio Companies that do not maintain internal management accounts or adopt financial budgeting, internal audit or internal control procedures to standards normally expected of companies in the United States. Accordingly, information supplied to the Master Fund and the Investment Funds may be incomplete, inaccurate and/or significantly delayed. The Master Fund and the Investment Funds may therefore be unable to take or influence timely actions necessary to rectify management deficiencies in such Portfolio Companies, which may ultimately have an adverse impact on the net asset value of the Fund.

Valuation of the Master Fund’s Interests in Investment Funds. The valuation of the Master Fund’s interests in Investment Funds is ordinarily determined based upon valuations provided by the Investment Funds on a quarterly basis. A large percentage of the securities in which the Investment Funds invest will not have a readily ascertainable market price and will be valued by the Investment Fund. In this regard, an Investment Fund may face a conflict of interest in valuing the securities, as their value may affect the Investment Fund’s compensation or its ability to raise additional funds. No assurances can be given regarding the valuation methodology or the sufficiency of systems utilized by any Investment Fund, the accuracy of the valuations provided by the Investment Funds, that the Investment Funds will comply with their own internal policies or procedures for keeping records or making valuations, or that the Investment Funds’ policies and procedures and systems will not change without notice to the Master Fund. As a result, valuations of the securities may be subjective and could prove in hindsight to have differed from amounts received upon the sales of Investment Funds, potentially by significant amounts. In accordance with Rule 2a-5 promulgated under the 1940 Act, the Board has appointed the Adviser as the Fund’s Valuation Designee, and has assigned to the Adviser general responsibility for determining the value of the Fund’s and Master Fund’s investments. In that role, the Adviser has established a committee to oversee the valuation of the Fund’s and Master Fund’s investments pursuant to the Valuation Procedures. The members of the Valuation Committee may face conflicts of interest in overseeing the valuation of the Fund’s and the Master Fund’s investments, as the value of the Fund’s and the Master Fund’s investments will affect the Adviser’s compensation. Moreover, neither the Valuation Committee nor the Adviser will generally have sufficient information in order to be able to confirm or review the accuracy of valuations provided by an Investment Fund. Further, such information is provided on a quarterly basis while the Fund will provide valuations on a monthly basis. Additionally, certain Investment Funds may provide quarterly valuations significantly later than others.

An Investment Fund’s information could be inaccurate due to fraudulent activity, misvaluation or inadvertent error. In any case, the Master Fund may not uncover errors for a significant period of time, if ever. Even if the Adviser elects to cause the Master Fund to sell its interests in such an Investment Fund, the Master Fund may be unable to sell such interests quickly, if at all, and could therefore be obligated to continue to hold such interests for an extended period of time. In such a case, the Investment Fund’s valuations of such interests could remain subject to such fraud or error, and the Valuation Committee may, in its sole discretion, determine to discount the value of the interests or value them at zero.

Investors should be aware that situations involving uncertainties as to the valuations by Investment Funds could have a material adverse effect on the Fund and the Master Fund if the Investment Fund Manager’s, the Adviser’s or the Master Fund’s judgments regarding valuations should prove incorrect. Persons who are unwilling to assume such risks should not make an investment in the Fund.

Indemnification of Investment Funds, Investment Fund Managers and Others. The Master Fund may agree to indemnify certain of the Investment Funds and their respective managers, officers, directors, and affiliates from any liability, damage, cost, or expense arising out of, among other things, acts or omissions undertaken in connection with the management of Investment Funds. If the Master Fund were required to make payments (or return distributions) in respect of any such indemnity, the Fund and the Master Fund could be materially adversely affected. Indemnification of sellers of secondaries often will be required as a condition to purchasing such securities.

42

CPG Carlyle Commitments Fund, LLC

Investment Program (Unaudited)

March 31, 2026

Termination of the Master Fund’s Interest in an Investment Fund. An Investment Fund may, among other things, terminate the Master Fund’s interest in that Investment Fund (causing a forfeiture of all or a portion of such interest) if the Master Fund fails to satisfy any capital call by that Investment Fund or if the continued participation of the Master Fund in the Investment Fund would have a material adverse effect on the Investment Fund or its assets.

Other Risks

Investing in the Fund involves risks other than those associated with investments made by the Investment Funds. Some of these risks are described below:

Incentive Allocation Arrangements. Each Investment Fund Manager may receive a performance fee, carried interest or incentive allocation generally equal to 20% of the net profits earned by the Investment Fund that it manages, typically subject to a preferred return and a clawback. These performance incentives may create an incentive for the Investment Fund Managers to make investments that are riskier or more speculative than those that might have been made in the absence of the performance fee, carried interest, or incentive allocation.

Availability of Investment Opportunities. The business of identifying and structuring investments of the types contemplated by the Fund and the Master Fund is competitive, and involves a high degree of uncertainty. Investment opportunities may be oversubscribed, and there is no guarantee that the Master Fund will receive its desired allocation in an Investment Fund. The availability of investment opportunities is subject to market conditions, and also may be affected by the prevailing regulatory or political climate. No assurance can be given that the Adviser will be able to identify and complete attractive investments, or that it will be able to invest fully its subscriptions. Other investment vehicles managed or advised by the Adviser and its affiliates may seek investment opportunities similar to those the Master Fund may be seeking. The Adviser will allocate fairly between the Master Fund and such other investment vehicles any available investment opportunities that may be appropriate for the Master Fund and such other investment vehicles. Similarly, identifying attractive investment opportunities for an Investment Fund is difficult and involves a high degree of uncertainty. Even if an Investment Fund Manager identifies an attractive investment opportunity, an Investment Fund may not be permitted to take advantage of the opportunity to the fullest extent desired.

Control Positions. Investment Funds may take control positions in companies. The exercise of control over a company imposes additional risks of liability for environmental damage, product defects, failure to supervise and other types of liability related to business operations. In addition, the act of taking a control position, or seeking to take such a position, may itself subject an Investment Fund to litigation by parties interested in blocking it from taking that position. If such liabilities were to arise, or if such litigation were to be resolved in a manner that adversely affected the Investment Funds, those Investment Funds would likely incur losses on their investments.

Inadequate Return. No assurance can be given that the returns on the Fund’s investments will be proportionate to the risk of investment in the Fund. Potential Investors should not commit money to the Fund unless they have the resources to sustain the loss of their entire investment.

Inside Information. From time to time, the Master Fund, the Fund or an Investment Fund or their respective affiliates may come into possession of material, non-public information concerning an entity or issuer in which the Master Fund or an Investment Fund has invested or may invest. The possession of such information may limit the Master Fund’s or the Investment Fund’s ability to buy or sell securities of the issuer.

Recourse to the Fund’s Assets. The Fund’s assets, including any investments made by the Master Fund and any interest in the Investment Funds held by the Fund through the Master Fund, are available to satisfy all liabilities and other obligations of the Fund. If the Fund becomes subject to a liability, parties seeking to have the liability satisfied may have recourse to the Fund’s assets generally and not be limited to any particular asset, such as the asset representing the investment giving rise to the liability.

43

CPG Carlyle Commitments Fund, LLC

Investment Program (Unaudited)

March 31, 2026

Possible Exclusion of Investors Based on Certain Detrimental Effects. The Fund may repurchase, outside of the repurchase procedure described under the caption “Repurchases of Units and Transfers—Repurchases of Units” in the Confidential Memorandum, Fund Units held by an Investor or other person acquiring Units from or through an Investor, if: (i) the Units have been transferred or have vested in any person other than by operation of law as the result of the death, dissolution, bankruptcy, insolvency or adjudicated incompetence of the Investor; (ii) ownership of the Units by the Investor or other person likely will cause the Fund to be in violation of, require registration of any Units under, or subject the Fund to additional registration or regulation under, the securities, commodities or other laws of the United States or any other relevant jurisdiction; (iii) continued ownership of the Units by the Investor or other person may be harmful or injurious to the business or reputation of the Fund, or may subject the Fund or any Investor to an undue risk of adverse tax or other fiscal or regulatory consequences; (iv) any of the representations and warranties made by the Investor or other person in connection with the acquisition of the Units was not true when made or has ceased to be true; (v) the Investor is subject to special regulatory or compliance requirements, and the Fund determines that the Investor is likely to be subject to additional regulatory or compliance requirements under these special laws or regulations by virtue of continuing to hold the Units; (vi) the Investor’s investment balance falls below $25,000; or (vii) the Fund or the Board of Directors determines that the repurchase of the Units would be in the best interests of the Fund. These provisions may, in effect, deprive an Investor in the Fund of an opportunity for a return that might be received by other Investors.

Potential Significant Effect of the Performance of a Limited Number of Strategies. The Fund may invest a substantial portion of its assets in Investment Funds that follow a particular investment strategy. In such event, the Fund would be exposed to the risks associated with that strategy to a greater extent than it would if the Fund’s assets were invested more broadly among Investment Funds pursuing various investment strategies. Because the Fund predominantly makes investment allocations to Carlyle Investment Funds, the performance of the Fund may be significantly affected by changes in the resources, financial condition and reputation of Carlyle, and the Fund and the Master Fund may be less diverse, and subject to greater concentration risk, than other funds of private equity funds.

Sub-Placement Agent Risk. Under the terms of a placement agent agreement (the “Placement Agent Agreement”) with Macquarie Capital (USA) Inc. (the “Placement Agent”), the Placement Agent is authorized to retain brokers, dealers and certain financial advisors (which may include wealth advisors) (collectively, “Sub-Placement Agents”) for distribution services and to provide related sales support services to Investors holding Class A Units. It is expected that Investors will invest in the Fund pursuant to pre-existing relationships with Sub-Placement Agents. When a limited number of Sub-Placement Agents represent a large percentage of Investors, actions recommended by Sub-Placement Agents may result in significant and undesirable variability in terms of Investor subscription or tender activity. Additionally, it is possible that if a matter is put to a vote at a meeting of Investors, clients of a single Sub-Placement Agent may vote as a block, if so recommended by the Sub-Placement Agent.

Tax Risks. Special tax risks are associated with an investment in the Fund. The Fund has elected to be treated and intends to operate in a manner so as to continuously qualify, as a regulated investment company (a “RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). As such, the Fund must satisfy, among other requirements, certain ongoing asset diversification, source-of-income and annual distribution requirements. If the Fund fails to qualify as a RIC it will become subject to corporate-level income tax, and the resulting corporate taxes could substantially reduce the Fund’s net assets, the amount of income available for distributions to Investors, the amount of distributions and the amount of funds available for new investments. Such a failure would have a material adverse effect on the Fund and the Investors.

Each of the aforementioned ongoing requirements for qualification as a RIC requires that the Adviser obtain information from or about the Investment Funds in which the Master Fund is invested. However, Investment Funds generally are not obligated to disclose the contents of their portfolios. This lack of transparency may make it difficult for the Adviser to monitor the sources of the Fund’s income and the diversification of its assets, and otherwise comply with Subchapter M of the Code, and ultimately may limit the universe of Investment Funds in which the Fund can invest or the amount that may be invested in certain Investment Funds. Furthermore, although the Fund expects to receive information from each Investment Fund Manager regarding its investment performance on a regular basis, in most cases there is little or no means of independently verifying this information. Carlyle has agreed to use reasonable efforts to provide such information to the Fund.

44

CPG Carlyle Commitments Fund, LLC

Investment Program (Unaudited)

March 31, 2026

If, before the end of any quarter of its taxable year, the Fund believes that it may fail the asset diversification requirements of RIC qualification, the Fund may seek to take certain actions to avert such a failure. The Master Fund may try to acquire additional interests in Investment Funds to bring the Fund into compliance with such diversification tests. However, the action frequently taken by RICs to avert such a failure, the disposition of non-diversified assets, may be difficult for the Master Fund to pursue because of the limited liquidity of its interests in the Investment Funds. While relevant tax provisions afford the Fund a 30-day period after the end of the relevant quarter in which to cure a diversification failure by disposing of non-diversified assets, the constraints on the Master Fund’s ability to effect a sale of an Investment Fund may limit utilization of this cure period. In certain cases, the Fund may be afforded a longer cure period under applicable savings provisions. However, the Fund may be subject to a penalty tax in connection with its use of those savings provisions. If the Fund fails to satisfy the asset diversification or other RIC requirements, it may lose its status as a RIC under the Code. If the Fund fails to qualify as a RIC, the Fund would become subject to a corporate-level U.S. federal income tax (and any applicable U.S. state and local taxes) and distributions to Investors generally would be treated as corporate dividends. In addition, the Fund is required each December to make certain “excise tax” calculations based on income and gain information that must be obtained from the underlying Investment Funds. If the Fund does not receive sufficient information from the Investment Funds, the Fund risks failing to satisfy the Subchapter M qualification tests and/or incurring an excise tax on undistributed income. The Fund may, however, attempt to avoid such outcomes by paying a distribution that is or is considered to be in excess of the Fund’s current and accumulated earnings and profits for the relevant period (i.e., a return of capital).

In addition, the Fund may directly or indirectly invest in Investment Funds or Portfolio Companies located outside the United States. Such Investment Funds and Portfolio Companies may be subject to withholding taxes and other taxes in such jurisdictions with respect to their investments. In general, a U.S. person will not be able to claim a foreign tax credit or deduction for foreign taxes paid by the Fund. Further, adverse U.S. federal income tax consequences can be associated with certain foreign investments, including potential United States withholding taxes on foreign investment entities with respect to their United States investments (including those described in the Confidential Memorandum) and potential adverse tax consequences associated with investments in any foreign corporations that are characterized for U.S. federal income tax purposes as “controlled foreign corporations” or “passive foreign investment companies.”

The Fund (through the Master Fund) may invest in certain Investment Funds through a wholly-owned domestic entity that is taxable as a corporation for U.S. federal income tax purposes, particularly in cases where doing so would facilitate compliance with the RIC gross income test in relation to the income earned in respect of those Investment Funds. While using such corporate structure may expand the category of assets to which the Fund can gain investment exposure, the returns earned through such structure will be reduced on account of U.S. federal income taxes payable by the applicable corporate entity in respect of its net income.

Cybersecurity Risk. The Fund, the Master Fund and their service providers, as well as the Investment Funds and their service providers, are susceptible to operational and information security and related risks of cybersecurity incidents. In general, cyber-incidents can result from deliberate attacks or unintentional events. Cybersecurity attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data or causing operational disruption. Cyber-attacks also may be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of- service attacks on websites (i.e., efforts to make services unavailable to intended users). Cybersecurity incidents affecting the Adviser, the Fund’s administrator, Placement Agent, Sub-Placement Agents, the Fund’s custodian or other service providers have the ability to cause: (i) disruptions and impact business operations, potentially resulting in financial losses; (ii) interference with the Fund’s and the Master Fund’s ability to calculate its net asset value; (iii) impediments to the Master Fund’s trading activities; (iv) the inability of Investors to transact business with the Fund; (v) violations of applicable privacy, data security or other laws; (vi) regulatory fines and penalties; (vii) reputational damage; (viii) reimbursement or other compensation or remediation costs; (ix) legal fees; or (x) additional compliance costs. Similar adverse consequences could result from cybersecurity incidents affecting underlying Investment Funds, counterparties with which the Master Fund engages in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies and other financial institutions and other parties. While information risk management systems and business continuity plans have been developed that are designed to reduce the risks associated with cybersecurity, there are inherent limitations in any cybersecurity risk management system or business continuity plan, including the possibility that certain risks have not been identified.

45

CPG Carlyle Commitments Fund, LLC

Approval of Investment Advisory Agreement (Unaudited)

March 31, 2026

At a meeting on December 17, 2025, the Directors, including the Independent Directors, evaluated the Investment Advisory Agreement of CPG Carlyle Commitments Master Fund, LLC and CPG Carlyle Commitments Fund, LLC (collectively referred to as the “Fund”) (the “Advisory Agreement”). Because no additional advisory fee is charged under the Fund’s Advisory Agreement, both Advisory Agreements were considered together. The Independent Directors met in an executive session during which they were advised by and had the opportunity to discuss with independent legal counsel the approval of the Advisory Agreement. The Directors reviewed materials furnished by the Adviser and Macquarie, and discussed with the Adviser and Macquarie information regarding the Adviser, Macquarie, their affiliates and their personnel, operations and financial condition. Tables prepared by the Adviser indicating comparative fee information and comparative performance information, as well as a summary financial analysis for the Fund, were also included in the meeting materials and were reviewed and discussed. The Directors discussed with representatives of the Adviser and Macquarie the Fund’s operations and the Adviser’s ability to provide advisory and other services to the Fund. In particular, the Board considered the following:

(i)	The nature, extent and quality of services to be provided by the Adviser: The Board reviewed the services that the Adviser provides to the Fund, including generally managing the Fund’s investments in accordance with its stated policies. The Directors also discussed the amount of time the Adviser dedicated to the Fund, and the type of transactions that are executed on behalf of the Fund. In evaluating the nature, extent and quality of services provided by the Adviser, the Board considered information provided by the Adviser and Macquarie regarding their advisory services, investment philosophy and process, investment management capabilities, business and operating structure, scale of operations, leadership and reputation, distribution capabilities and financial condition. The Board also considered the resources that Macquarie has devoted to its risk management program and cybersecurity program and reviewed information provided by Macquarie related to its business, legal, and regulatory affairs. In addition, the Board considered the education, background and experience of the Adviser’s investment advisory and other personnel that provide services to the Fund. The Board then considered the administrative services provided by the Adviser and its affiliates to the Fund, including administrative and compliance services, oversight of fund accounting, marketing services, assistance in meeting legal and regulatory requirements and other services necessary for the operation of the Fund. The Directors acknowledged the Adviser’s employment of skilled investment professionals, research analysts and administrative, legal and compliance staff members to seek to ensure that a high level of quality in investment, compliance and administrative services continued to be provided to the Fund. The Board also considered the portfolio management and related services to be rendered by Macquarie to the Fund in connection with the Recommendation (as defined below), and the reasons that the Adviser believes that the Fund’s investment advisory fee, taking into account the Fee Waiver (as defined below) discussed at the meeting, is appropriate in light of such services. The Directors concluded that the quality and scope of services offered by the Adviser to the Fund was appropriate and supported renewal of the Advisory Agreement.

(ii)	Performance of the Fund: With respect to the performance of the Fund, the Board considered its review of peer group and benchmark investment performance comparison data relating to the Fund’s performance record presented at this meeting, other Board meetings throughout the year and/or in the Adviser’s response to an information request from the Independent Directors (the “15(c) Response”).

The Board reviewed the performance of the Fund and compared that performance to the performance of comparative indices, and to the performance of other investment companies presented by the Adviser with similar strategies of investing in private equity funds. The Board observed that, as the Fund generally focused on a single manager, the Fund’s performance will be driven in large measure by the performance of the underlying Carlyle funds, and considered the Adviser’s statement that it believed that its allocation and strategy over the year, under the circumstances, have added value through its selection of the underlying funds. The Board also considered the Adviser’s recommendation, and its subsequent consideration and approval, of the commencement of an orderly wind-down of the Fund in a manner that is in the best interests of the Fund and its investors (the “Recommendation”).

Based on information presented to the Board at this meeting, other Board meetings throughout the year and in the 15(c) Response, and its discussions with the Adviser and Macquarie, the Board concluded that the Adviser is capable of managing the Fund in accordance with the Recommendation.

46

CPG Carlyle Commitments Fund, LLC

Approval of Investment Advisory Agreement (Unaudited)

March 31, 2026

(iii)	Fees Paid to the Adviser and Expenses of the Fund: The Board considered that it had reviewed the Fund’s existing advisory fee rate at this meeting, other Board meetings throughout the year and/or in the 15(c) Response. The Board also considered a comparison of the Fund’s investment advisory fee to the investment advisory fees of similar funds in liquidation, taking into account its approval of the Adviser’s proposal, in connection with the Recommendation, to waive approximately 25 basis points of its advisory fee, effective January 1, 2026 through December 31, 2026, thereby reducing the Fund’s advisory fee from 1.20% to 0.95% (the “Fee Waiver”). Based on its review, the Board concluded that the nature, extent and quality of services provided to the Fund supported the approval of the advisory fee for the Fund under the Advisory Agreement, taking into account the Fee Waiver discussed earlier in the meeting.

(iv)	The Extent to Which the Adviser May Realize Economies of Scale as the Fund Grows Larger and Whether Fee Levels Reflect These Economies of Scale for the Benefit of the Fund’s Investors: The Directors discussed the Adviser’s belief that, at the current level of AUM of the Fund, and, in light of the Board’s approval of the Recommendation, it has not experienced material unshared economies of scale, and that the Adviser does not expect any material unshared economies of scale in the near term.

(v)	Profits to be Realized by the Adviser and Macquarie and Their Respective Affiliates from Their Relationships with the Fund: The Board considered the benefits the Adviser, Macquarie and their respective affiliates may derive from their relationships with the Fund. The Board expressed their understanding of the basis on which the Adviser calculated profitability and concluded that the estimated profitability of the Adviser and Macquarie and their respective affiliates was not excessive in light of the nature, extent and quality of the services provided to the Fund.

(vi)	Fall-Out Benefits to the Adviser and Macquarie and Their Respective Affiliates: The Board considered the possible fall-out benefits that may accrue to the Adviser and Macquarie and their respective affiliates. The Board noted that the Adviser’s affiliation with Macquarie provides Macquarie and its affiliates the opportunity to deliver additional alternative investment products to investors and that the Adviser can provide portfolio management services to new alternative investment products sponsored by Macquarie. In its review, the Board considered “fall-out” benefits that may accrue to the Adviser and Macquarie and their respective affiliates.

Based on the foregoing and other relevant considerations, the Board, including a majority of the Independent Directors, acting within its business judgment, determined that approval of the Advisory Agreement is in the best interests of the Fund. The Board noted some factors may have been more or less important with respect to the Fund and that no one factor was determinative of its decisions which, instead, were premised upon the totality of factors considered. In this connection, the Board also noted that different Board members likely placed emphasis on different factors in reaching their individual conclusions to vote in favor of the Advisory Agreement.

The Board noted that the Advisory Agreement permitted the Fund to bear a portion of the expenses associated with personnel of the Adviser or its affiliates providing legal services and producing regulatory materials for the Fund. The Board noted that its approval of the renewal of the Advisory Agreement would be on the understanding that such expenses would not be imposed on the Fund without further Board approval.

47

CPG Carlyle Commitments Fund, LLC

Fund Management (Unaudited)

March 31, 2026

Board members of the Fund, together with information as to their positions with the Fund, principal occupations and other board memberships for the past five years, are shown below.

Four of the Directors are not “interested persons” (as defined in the Investment Company Act) of the Fund (collectively, the “Independent Directors”) and perform the same functions for the Fund as are customarily exercised by the non-interested directors of a registered investment company organized as a corporation.

Additional information about the Directors is included in the Feeder Fund’s confidential memorandum.

Name, Age, Address and Position(s) with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex* Overseen by Director	Other Directorships/ Trusteeships Held by Director Outside Fund Complex During Past 5 Years
INDEPENDENT DIRECTORS
Kristen M. Leopold (58) c/o Macquarie Asset Management 660 Fifth Avenue New York, New York 10103 Director	Term- Indefinite Length- Since Inception	Independent Consultant to Hedge Funds (2007-present); Chief Financial Officer of Weston Capital Management, LLC (investment managers) (1997-2006)	10	Blackstone Alternative Investment Funds (1 portfolio) (March 2013-present); Blackstone Alternative Alpha Fund; Blackstone Alternative Alpha Fund II; Blackstone Alternative Alpha Master Fund; Blackstone Alternative Multi-Manager Fund (2012-August 2021); Constitution Capital Access Fund, LLC (October 2022-present), SEG Partners Long/Short Equity Fund (April 2025-present)
Janet L. Schinderman (74) c/o Macquarie Asset Management 660 Fifth Avenue New York, New York 10103 Director	Term- Indefinite Length- Since Inception	Self-Employed Educational Consultant (since 2006); Associate Dean for Special Projects and Secretary to the Board of Overseers, Columbia Business School of Columbia University (1990-2006)	10	Advantage Advisers Xanthus Fund, L.L.C.

48

CPG Carlyle Commitments Fund, LLC

Fund Management (Unaudited)

March 31, 2026

Name, Age, Address and Position(s) with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex* Overseen by Director	Other Directorships/ Trusteeships Held by Director Outside Fund Complex
INDEPENDENT DIRECTORS (continued)
Sharon J. Weinberg (66) c/o Macquarie Asset Management 660 Fifth Avenue New York, New York 10103 Chair and Director	Term-Indefinite Length Since-2016	Owner, the Chatham Bookstore (March 2021–present); Co-Founder, Blue Leaf Ventures (investing/consulting) (2018-present); Managing Director, New York Ventures, Empire State Development (2016-2018); Managing Director, JPMorgan Asset Management (2000-2015); Vice President, JPMorgan Investment Management (1996-2000); Associate, Willkie Farr & Gallagher LLP (1984-1996)	10	None
Mark Goldstein (61) c/o Macquarie Asset Management 660 Fifth Avenue New York, New York 10103 Director	Term - Indefinite Length - Since October 2025	General Counsel and Chief Compliance Officer, Arnhold LLC (2022-present); Special Counsel, Katten Muchin Rosenman (2017-2022)	10	None
INTERESTED DIRECTOR
Alex Lee (52) Macquarie Asset Management 660 Fifth Avenue New York, New York 10103 Director and Principal Executive Officer	Term – Indefinite Length – Interested Director and Principal Executive Officer since April 2025; Vice President from April 2024 – April 2025	Head, MAM Wealth Solutions (since 2025); Co-Head, MAM Wealth Solutions (2024-2025); Head of Research, MAM Wealth Solutions, (2022- 2024); Director of Research of Central Park Group, LLC (2010-2022)	10	None
OFFICERS WHO ARE NOT DIRECTORS
Trishamarie Chan (39) Macquarie Asset Management 660 Fifth Avenue New York, New York 10103 Principal Financial Officer	Term – Indefinite Length – Since September 2024	Associate Director, Macquarie Asset Management (since 2023); Team Lead/Associate Director Commodities & Global Markets, Macquarie Asset Management (2019- 2023)	N/A	N/A

49

CPG Carlyle Commitments Fund, LLC

Fund Management (Unaudited)

March 31, 2026

William J. Fink (57) Macquarie Asset Management 660 Fifth Avenue New York, New York 10103 Chief Compliance Officer	Term- Indefinite Length - Since December 2025	Chief Compliance Officer of Macquarie Wealth Advisers, LLC (since December 2025); Chief Compliance Officer of Macquarie Asset Management Credit Advisers US, Macquarie Asset Management (since 2014)	N/A	N/A

Name, Age, Address and Position(s) with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex* Overseen by Director	Other Directorships/ Trusteeships Held by Director Outside Fund Complex
OFFICERS WHO ARE NOT DIRECTORS (continued)
Michael Kernan (57) Macquarie Asset Management 660 Fifth Avenue New York, New York 10103 Vice President and Secretary	Term- Indefinite Length- Since September 2025	Division Director Macquarie Asset Management; General Counsel - Legal	N/A	N/A
Sue Sekar (50) Macquarie Asset Management 660 Fifth Avenue New York, New York 10103 Vice President	Term- Indefinite Length- Since December 2025	Division Director Macquarie Asset Management; Head of Fund Management	N/A	N/A

*	The Fund Complex consists of the Fund, CPG Carlyle Commitments Master Fund, LLC, Macquarie Focused Access Fund, LLC, CPG Vintage Access Fund, LLC, CPG Vintage Access Fund II, LLC, CPG Vintage Access Fund III, LLC, CPG Vintage Access Fund IV, LLC, CPG Vintage Access Fund V, LLC, CPG Vintage Access Fund VI, LLC and CPG Vintage Access Fund VII, LLC.
50

Appendix A

Consolidated Financial Statements of CPG Carlyle Commitments Master Fund, LLC

CPG Carlyle Commitments Master Fund, LLC

Consolidated Financial Statements

For the Year Ended March 31, 2026

With Report of Independent Registered Public Accounting Firm

CPG Carlyle Commitments Master Fund, LLC

Table of Contents

For the Year Ended March 31, 2026

Report of Independent Registered Public Accounting Firm	3
Consolidated Schedule of Investments	4
Consolidated Statement of Assets and Liabilities	9
Consolidated Statement of Operations	10
Consolidated Statements of Changes in Net Assets	11
Consolidated Statement of Cash Flows	12
Consolidated Financial Highlights	13
Notes to Consolidated Financial Statements	14
Other Information (Unaudited)	25
Investment Program (Unaudited)	28
Fund Management (Unaudited)	30

CPG Carlyle Commitments Master Fund, LLC

Report of Independent Registered Public Accounting Firm

March 31, 2026

To the Board of Directors and Member of CPG Carlyle Commitments Master Fund, LLC

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of CPG Carlyle Commitments Master Fund, LLC and its subsidiaries (the “Master Fund”) as of March 31, 2026, the related consolidated statements of operations and cash flows for the year ended March 31, 2026, the consolidated statement of changes in net assets for each of the two years in the period ended March 31, 2026, including the related notes, and the consolidated financial highlights for each of the five years in the period ended March 31, 2026 (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Master Fund as of March 31, 2026, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period ended March 31, 2026 and the financial highlights for each of the five years in the period ended March 31, 2026 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These consolidated financial statements are the responsibility of the Master Fund’s management. Our responsibility is to express an opinion on the Master Fund’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Master Fund in accordance with the relevant ethical requirements relating to our audit, which include standards of the American Institute of Certified Public Accountants (AICPA) Code of Professional Conduct, as well as U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission.

We conducted our audits of these consolidated financial statements in accordance with the auditing standards of the PCAOB and in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of March 31, 2026 by correspondence with the custodian, transfer agents and investee funds; when replies were not received from investee funds, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

June 23, 2026

We have served as the auditor of one or more Central Park Group investment companies since 2022.

3

CPG Carlyle Commitments Master Fund, LLC

Consolidated Schedule of Investments

March 31, 2026

Investment Funds - (96.98%)	Geographic Region	Financing Stage	Acquisition Date	Cost	Fair Value	Percentage of Net Assets
Co-Investments - (14.02%)
Access Holdings (FPG II) L.P.(a)(b)(c)	North America	Buyout	5/24/2024	$1,842,964	$–	–%
Carlyle Beacon Partners, L.P.(a)	Asia/Pacific	Growth	9/28/2018	10,370,967	13,635,281	2.00%
Carlyle Eagle Coinvestment, L.P.(a)(b)(d)	North America	Buyout	2/15/2018	2,175,056	14,107,071	2.07%
Carlyle Encore Coinvestment II, L.P.(a)(b)	North America	Buyout	10/22/2024	15,065,076	17,438,627	2.56%
Carlyle Fourmi Coinvestment, L.P.(a)	Asia/Pacific	Growth	6/29/2018	15,651,547	10,985,363	1.61%
Carlyle Jumper Coinvestment, L.P.(a)	North America	Buyout	12/12/2023	15,395,326	22,286,268	3.27%
Carlyle Mars Partners, L.P.(a)(b)	Asia/Pacific	Buyout	11/11/2016	143,119	273,796	0.04%
Carlyle RDSL Coinvestment, L.P.(a)(b)(e)	South America	Growth	9/30/2015	505,124	–	0.00	%(f)
Carlyle Sapphire Partners, L.P.(a)(b)	Asia/Pacific	Growth	9/30/2015	9,565,027	8,571,307	1.26%
Matador Coinvestment, SCSp(a)(b)(e)	Europe	Special Situations	9/30/2019	5,365,459	6,968,542	1.02%
Nash Coinvestment, L.P.(a)(b)(e)	Africa	Buyout	10/10/2017	83,677	–	–%
Neptune Coinvestment, L.P.(a)(b)(e)	Europe	Buyout	6/23/2017	228,652	1,275,628	0.19%
Reciprocal Capital Holdings LLC(a)(b)(g)	Asia/Pacific	Growth	1/30/2018	14,342,022	–	–%
Total Co-Investments				90,734,016	95,541,883
Primary Investments - (38.88%)
Carlyle Asia Partners Growth I, L.P.(a)(e)	Asia/Pacific	Growth	5/23/2016	8,534,480	2,411,616	0.35%
Carlyle Asia Partners IV, L.P.(a)(e)	Asia/Pacific	Buyout	5/25/2014	19,601,647	3,144,634	0.46%
Carlyle Asia Partners V, L.P.(a)(e)	Asia/Pacific	Buyout	10/30/2017	66,008,823	63,500,681	9.32%
Carlyle Asia Partners VI, L.P.(a)(b)(e)	Asia/Pacific	Buyout	3/6/2023	–	(2,550,496)	-0.38%
Carlyle Europe Technology Partners III, L.P.(a) (b)(e)	Europe	Growth	3/28/2015	3,596,375	1,539,152	0.23%
Carlyle Europe Technology Partners IV, L.P.(a) (b)(e)	Europe	Growth	11/30/2018	7,501,910	7,228,203	1.06%
Carlyle Europe Technology Partners V, SCSp(a) (b)(e)	Europe	Growth	3/11/2022	19,475,257	20,912,260	3.07%
Carlyle Global Financial Services Partners II, L.P.(a)(b)(e)	Global	Buyout	6/30/2014	3,078,229	3,328,362	0.49%
Carlyle Global Financial Services Partners III, L.P.(a)(h)	Global	Buyout	6/30/2017	11,322,395	14,991,951	2.20%
Carlyle International Energy Partners II, SCSp(a)(e)	Global	Special Situations	11/30/2018	10,514,279	9,673,432	1.42%
Carlyle International Energy Partners, L.P.(a)(e)	Global	Special Situations	3/12/2014	14,930,202	16,757,227	2.46%
Carlyle Japan Partners V, L.P.(a)(b)(e)	Asia/Pacific	Buyout	6/30/2025	871,758	457,967	0.07%
Carlyle Partners VI, L.P.(a)(b)(e)	North America	Buyout	9/20/2013	5,406,310	2,161,792	0.32%
Carlyle Partners VII, L.P.(a)(i)	North America	Buyout	11/29/2017	19,286,447	21,329,101	3.13%
Carlyle Partners VIII, L.P.(a)(j)	North America	Buyout	9/10/2021	22,057,313	25,326,922	3.72%
Coatue Growth Fund V-B, L.P.(a)(b)	North America	Growth	3/31/2024	1,000,000	1,448,325	0.21%
CVC Credit Partners Global Special Situations Fund II, S.C.Sp(a)(e)	Europe	Special Situations	6/6/2019	4,947,450	7,653,315	1.12%
JLL Partners Fund VII, L.P.(a)(e)	North America	Buyout	3/31/2016	5,105,568	4,018,526	0.59%
Riverside Capital Appreciation Fund VII, L.P.(a) (b)(e)	North America	Buyout	9/16/2019	3,302,292	3,331,867	0.49%
Riverside Micro-Cap Fund VI, L.P.(a)(b)(e)	North America	Buyout	8/26/2021	8,593,384	7,298,819	1.07%
Spring Bridge Partners, L.P.(a)(b)(e)	North America	Buyout	9/17/2019	5,781,927	6,040,299	0.89%
Tiger Global Private Investment Partners XV, L.P.(a)(b)(e)	North America	Growth	3/18/2022	9,833,794	7,932,345	1.16%
Vitruvian Investment Partnership IV(a)(b)(e)	Europe	Growth	8/31/2020	9,819,578	13,892,548	2.04%
Warburg Pincus Financial Sector II, L.P.(a)(b)(e)	North America	Growth	6/9/2022	13,104,101	23,115,723	3.39%
Total Primary Investments				273,673,519	264,944,571
Secondary Investments - (44.08%)
Access Holdings (FPG) L.P.(a)(b)(c)	North America	Buyout	7/22/2021	8,376,341	–	–%
AE Industrial Partners Extended Value Fund, L.P.(a)(b)	North America	Buyout	6/2/2021	978,619	449,214	0.07%
ASP Helios III, L.P.(a)(e)	Europe	Buyout	4/29/2022	11,963,558	25,714,149	3.77%

See accompanying Notes to Consolidated Financial Statements

4

CPG Carlyle Commitments Master Fund, LLC

Consolidated Schedule of Investments

March 31, 2026

Investment Funds - (96.98%)	Geographic Region	Financing Stage	Acquisition Date	Cost	Fair Value	Percentage of Net Assets
ASP Jordan, L.P.(a)(e)	Europe	Buyout	4/21/2023	$14,323,580	$28,227,902	4.14%
ASP Oyster, L.P.(a)(b)(e)	Europe	Buyout	4/21/2023	15,521,131	22,399,805	3.29%
Blue Point Capital Partners II, L.P.(a)(b)(e)	North America	Growth	10/23/2020	–	125,759	0.02%
Brazil Buyout Coinvestment, L.P.(a)(b)	South America	Buyout	4/2/2014	82,978	2,334	0.00	%(f)
Brentwood Associates Opportunities Fund, L.P.(a)(b)(e)	North America	Growth	4/1/2021	2,545,851	2,455,910	0.36%
Carlyle Asia Partners IV Access Fund, LLC(a)(b)(e)	Asia/Pacific	Buyout	12/31/2018	500	319,689	0.05%
Carlyle Asia Partners IV, L.P.(a)(e)	Asia/Pacific	Buyout	5/24/2017	–	9,866,004	1.45%
Carlyle Cardinal Ireland Fund, L.P.(a)(b)(e)	Europe	Growth	10/31/2017	124,318	20,781	0.00	%(f)
Carlyle Energy Mezzanine Opportunities Fund, L.P.(a)(b)(e)	North America	Growth	9/30/2016	528	–	–%
Carlyle Europe Partners II Coinvestment, L.P.(a)(b)	Europe	Buyout	4/2/2014	790	–	0.00	%(f)
Carlyle Europe Partners II Investment Holdings L.P. - Ensus II(a)(b)	Europe	Growth	9/23/2025	6,245	–	–%
Carlyle Europe Partners II, L.P.(a)(b)(e)	Europe	Buyout	7/1/2013	–	–	0.00	%(f)
Carlyle Europe Partners III Investment Holdings, L.P.(a)(b)	Europe	Buyout	4/2/2014	2,342,910	32,373	0.00	%(f)
Carlyle Europe Technology Partners II, L.P.(a)(b)(e)	Europe	Growth	12/31/2018	292	–	–%
Carlyle Europe Technology Partners III, L.P.(a)(b)(e)	Europe	Growth	1/24/2022	2,995,435	1,710,596	0.25%
Carlyle Europe Technology Partners IV, L.P.(a)(b)(e)	Europe	Growth	1/24/2022	2,787,217	2,165,700	0.32%
Carlyle Fourmi Coinvestment, L.P.(a)	North America	Growth	1/18/2024	18,513,974	15,258,077	2.24%
Carlyle Global Financial Services Partners II L.P.(a)(b)(e)	Global	Buyout	12/31/2017	720,172	5,613,358	0.82%
Carlyle Global Financial Services Partners, L.P.(a)(b)(e)	Global	Buyout	6/30/2014	–	190,663	0.03%
Carlyle Infrastructure Partners, L.P.(a)(b)(c)	North America	Buyout	8/29/2014	1,006,101	–	–%
Carlyle International Energy Partners, L.P.(a)(e)	Global	Special Situations	12/29/2017	4,044,725	3,910,020	0.57%
Carlyle Mena Partners, L.P.(a)(e)	Middle East/ North Africa	Buyout	9/28/2018	14,654	30,515	0.00	%(f)
Carlyle Mezzanine Partners II, L.P.(a)(b)	North America	Credit	12/30/2015	7,568,929	2,923,500	0.43%
Carlyle Partners V Coinvestment, L.P.(a)	North America	Buyout	4/2/2014	431,764	175,832	0.03%
Carlyle Partners V, L.P.(a)(b)(e)	North America	Buyout	6/28/2013	–	1,786,971	0.26%
Carlyle Partners VI Coinvestment A (Cayman), L.P.(a)(b)	North America	Buyout	8/31/2014	144,588	–	0.00	%(f)
Carlyle Partners VI, L.P.(a)(e)	North America	Buyout	7/6/2016	–	934,460	0.14%
Carlyle Realty Partners VI, L.P.(a)(b)(e)	North America	Buyout	4/25/2018	98,083	65,230	0.01%
Carlyle South America Buyout Fund, L.P.(a)(b)(e)	South America	Buyout	10/31/2017	–	23,858	0.00	%(f)
Carlyle Strategic Partners II, L.P.(a)(b)(e)	North America	Special Situations	8/16/2013	2,205,745	–	–%
Carlyle Strategic Partners III Coinvestment, L.P.(a)(b)	North America	Special Situations	4/2/2014	406	(1)	0.00	%(f)
Carlyle U.S. Equity Opp Fund II Coinvestment, L.P.(a)	North America	Growth	3/15/2019	122	–	–%
Carlyle U.S. Equity Opportunity Fund II, L.P.(a)(b)(e)	North America	Growth	3/20/2018	269,204	4,028,309	0.59%
Carlyle Venture Partners III Coinvestment, L.P.(a)	North America		12/23/2025	6,482	–	–%
Carlyle/Riverstone Global Energy & Power Fund III, L.P.(a)(b)(e)	North America	Buyout	9/30/2014	2,014,789	–	–%
Cerberus Institutional Overseas IV, Ltd.(a)(b)(e)	North America	Special Situations	7/1/2018	–	105,849	0.02%

See accompanying Notes to Consolidated Financial Statements

5

CPG Carlyle Commitments Master Fund, LLC

Consolidated Schedule of Investments

March 31, 2026

Investment Funds - (96.98%)	Geographic Region	Financing Stage	Acquisition Date	Cost	Fair Value	Percentage of Net Assets
Cerberus Institutional Partners, L.P. - Series 4(a)(b)(e)	North America	Special Situations	10/17/2019	$–	$5,394	0.00	%(f)
Cerberus International SPV, Ltd. Class A(a)(b)	North America	Special Situations	7/1/2018	–	315,476	0.05%
Cerberus International SPV, Ltd. Class B-8(a)(b)	North America	Special Situations	6/13/2016	–	172,299	0.03%
Cerberus International, Ltd. Class A(a)(b)	North America	Special Situations	7/1/2018	–	154,923	0.02%
Coatue Growth Fund V(a)(b)(e)	North America	Growth	7/14/2023	1,590,930	3,005,568	0.44%
Delta-V CI, L.P.(a)(b)(e)	North America	Growth	10/8/2024	3,030,000	4,924,321	0.72%
Delta-V PS, L.P.(a)(b)	Israel	Growth	5/1/2023	5,185,000	12,124,747	1.78%
ECP R&T Feeder Fund, L.P.(a)(b)(e)	North America	Buyout	3/19/2025	8,420,936	9,573,065	1.40%
Euro Wagon II, L.P.(a)(b)	North America	Special Situations	7/1/2016	–	99,878	0.01%
FB HA Holdings, L.P.(a)(b)(c)	North America	Growth	8/30/2021	441,263	4,444,737	0.65%
Harbinger Streamline Offshore Fund, LLC(a)(b)	North America	Special Situations	7/1/2018	768,168	–	–%
Icon Software Partners, L.P. Class B(a)(b)(e)	North America	Growth	9/1/2020	173,759	6,976,577	1.02%
Jll Partners Fund V, L.P.(a)(b)(e)	North America	Buyout	12/30/2015	1,709,842	1,698,872	0.25%
Laverne Buyer Holdings I, LLC(a)(b)	North America	Growth	4/10/2018	–	380,271	0.06%
Laverne Buyer Holdings II, LLC(a)(b)	North America	Growth	4/10/2018	–	162,606	0.02%
Laverne Buyer Holdings III, LLC(a)(b)	North America	Growth	4/10/2018	4,812,405	3,852,868	0.57%
Laverne Buyer Holdings V, LLC(a)(b)	North America	Growth	4/10/2018	1,350,510	718,972	0.11%
LEP Opportunities II, L.P.(a)(b)(e)	North America	Buyout	7/6/2022	14,420,227	14,847,098	2.18%
Mena Co-Investment, L.P.(a)	Middle East/ North Africa	Buyout	4/2/2014	22,902	119,932	0.02%
Neoma Private Equity Fund IV, L.P.(a)(b)(e)	Middle East/ North Africa	Buyout	12/31/2017	5,842,428	2,479,934	0.36%
New Enterprise Associates 10, L.P.(a)(b)	North America	Growth	4/5/2017	–	97,492	0.01%
Newport Global Opportunities Fund, L.P.(a)(b)(c)	North America	Buyout	12/29/2014	8,158,631	2,889,952	0.42%
OCM Opportunities Fund VII (Cayman) Ltd.(a)(b)	North America	Special Situations	10/17/2019	97,255	–	–%
OCM Opportunities Fund VII, L.P.(a)(b)	North America	Special Situations	10/17/2019	8,734	–	–%
OCM Opportunities Fund VIIB (Cayman) Ltd.(a)(b)(e)	North America	Special Situations	10/17/2019	531	–	–%
Passero 18, L.P.(a)(b)	North America	Buyout	6/22/2018	546,627	11,838,519	1.74%
Pegasus WSJLL Fund, L.P.(a)(b)(e)	North America	Buyout	12/15/2021	13,227,194	15,210,399	2.23%
Presidio Investors Elv Continuation Fund, L.P.(a)(b)(e)	North America	Buyout	12/16/2022	9,724,894	15,005,489	2.20%
Revelstoke EPIC Fund I, L.P.(a)(b)(e)	North America	Growth	8/26/2019	14,945,313	26,095,371	3.83%
Riverside Micro-Cap Fund III, L.P.(a)(b)(e)	North America	Buyout	5/1/2019	–	4,477,700	0.66%
Riverstone Global Energy & Power Fund V, L.P.(a)(c)(e)	North America	Buyout	9/30/2014	9,896,920	312,090	0.05%
Riverstone/Carlyle Global Energy & Power Fund IV, L.P.(a)(b)(c)(e)	North America	Buyout	9/30/2014	5,164,077	–	–%
Riverstone/Carlyle Renewable & Alternate Energy Fund II, L.P.(a)(b)(e)	North America	Buyout	11/12/2014	725,760	35,731	0.01%
Strategic Value Global Opportunities Feeder Fund 1-A, L.P.(a)(b)(e)	North America	Special Situations	12/31/2016	1,832,025	–	–%
Strategic Value Global Opportunities Fund 1-A, L.P.(a)(b)(e)	North America	Special Situations	12/31/2016	122,510	–	–%
Strategic Value Special Situations Feeder Fund, L.P.(a)(b)(e)	North America	Special Situations	12/31/2016	1,917,818	3,081,420	0.45%
Strategic Value Special Situations Fund, L.P.(a)(b)(e)	North America	Special Situations	12/31/2016	168,691	272,435	0.04%
Styx International, Ltd. Series 1(a)(b)	North America	Credit	7/1/2018	96,923	96,548	0.01%
Styx International, Ltd. Series 4(a)(b)	North America	Credit	7/1/2018	45,700	45,523	0.01%
Styx International, Ltd. Series 5(a)(b)	North America	Credit	7/1/2018	21,165	21,084	0.00	%(f)

See accompanying Notes to Consolidated Financial Statements

6

CPG Carlyle Commitments Master Fund, LLC

Consolidated Schedule of Investments

March 31, 2026

Investment Funds - (96.98%)	Geographic Region	Financing Stage	Acquisition Date	Cost	Fair Value	Percentage of Net Assets
Tiger Global Private Investment Partners XV, L.P.(a)(b)(e)	North America	Growth	7/14/2023	$2,513,760	$3,966,173	0.58%
Vitruvian Investment Partnership I Continuation Fund(a)(b)(e)	Europe	Growth	8/7/2019	3,060,468	8,381,957	1.23%
Warburg Pincus Energy, L.P.(a)(e)	North America	Buyout	9/28/2018	407,976	928,707	0.14%
Warburg Pincus XI (Asia), L.P.(a)(b)	Asia/Pacific	Growth	9/29/2017	13,470,654	4,293,530	0.63%
Warrior Buyer Holdings, LLC(a)(b)	North America	Special Situations	10/2/2018	16,017,900	8,788,093	1.29%
Total Secondary Investments				249,029,927	300,432,608

Total Investment Funds				613,437,462	660,919,062

Short-Term Investments - (0.83%)	Cost	Fair Value
Money Market Funds - (0.83%)
Fidelity Treasury Only Money Market Fund, 3.29%(k)	59,845	59,845
Goldman Sachs Financial Square Treasury Instruments Fund, Class Institutional, 3.50%(k)	59,995	59,995
JP Morgan 100% U.S. Treasury Securities Money Market Fund, Class I, 3.51%(k)	60,167	60,167
Morgan Stanley Institutional Liquidity Fund, Class I, 3.53%(k)	5,478,837	5,478,837
Total Money Market Funds	$5,658,844	$5,658,844

Total Short-Term Investments	5,658,844	5,658,844

Total Investments - 97.81%	$619,096,306	$666,577,906
Other Assets in Excess of Liabilities - 2.19%		14,943,424
Net Assets - 100.00%		$681,521,330

(a)	Investments have no redemption provisions, are issued in private placement transactions and are restricted as to resale. For investments that were acquired through multiple transactions, the acquisition date represents the initial acquisition date of the Fund’s investment in the position. Total fair value of restricted securities amounts to $660,919,062, which represents 96.98% of net assets as of March 31, 2026.
(b)	Non-income producing security.
(c)	Security is held, in its entirety or partially by CPG TCG Acquisition Fund, LLC.
(d)	Security is held by MCC Eagle Holdco, LLC.
(e)	The Fund held unfunded commitments in the investment as of March 31, 2026. Total unfunded commitments amount to $233,372,349 as of March 31, 2026.
(f)	Rounds to less than 0.005%.
(g)	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the disclosure table located in Note 3 in “Notes to Consolidated Financial Statements”.
(h)	Security is held by MCC Splitter No. 3, LLC.
(i)	Security is held by MCC Splitter No. 1, LLC.
(j)	Security is held by MCC Splitter No. 2, LLC.
(k)	The rate shown is the annualized 7-day yield as of March 31, 2026.

See accompanying Notes to Consolidated Financial Statements

7

CPG Carlyle Commitments Master Fund, LLC

Consolidated Schedule of Investments

March 31, 2026

Investments as of March 31, 2026

Private Equity Type	Percent of Total Net Assets
Investment Funds
Co-Investments	14.02%
Primary Investments	38.88%
Secondary Investments	44.08%
Total Investment Funds	96.98%
Short-Term Investments
Money Market Funds	0.83%
Total Investments	97.81%
Other assets in excess of liabilities	2.19%
Total Net Assets	100.00%

See accompanying Notes to Consolidated Financial Statements

8

CPG Carlyle Commitments Master Fund, LLC

Consolidated Statement of Assets and Liabilities
March 31, 2026

ASSETS
Investments, at fair value (Cost $619,096,306)	$666,577,906
Cash	15,050,229
Cash denominated in foreign currencies (Cost $7,444,586)	7,368,228
Interest receivable	37,183
Prepaid Directors’ and Officer fees	51,000
Prepaid expenses and other assets	338,786
Total assets	689,423,332

LIABILITIES
Payable for contributions to Investment Funds, not yet settled	2,968,881
Payable to Adviser	1,638,228
Deferred tax liabilities	1,305,496
Income tax payable	879,145
Professional fees payable	727,545
Line of credit commitment fee payable	206,251
Accounting and administration fees payable	173,979
Directors’ and Officer fees payable	2,477
Total liabilities	7,902,002
Commitments and contingencies (See Notes 3, 8, and 10)
Members’ Equity - Net Assets	$681,521,330

See accompanying Notes to Consolidated Financial Statements

9

CPG Carlyle Commitments Master Fund, LLC

Consolidated Statement of Operations

For the Year Ended March 31, 2026
Investment Income
Interest Income	$2,153,934
Dividend Income	6,151,053
Total investment income	$8,304,987

Expenses
Management fee	$9,399,544
Professional fees	2,272,109
Commitment fee expense	1,028,866
Income tax expense/(benefit)	879,145
Accounting and administration fees	626,720
Directors’ and Officer fees	154,769
Custodian fees	106,816
Transfer agent fees	78,787
Insurance expense	15,470
Other fees	20,836
Total expenses before management fee waiver	14,583,062
Management fee waiver	(431,164)
Net expenses	14,151,898
NET INVESTMENT INCOME/(LOSS)	$(5,846,911)

Net Realized Gain/(Loss) and Change in Unrealized Appreciation/(Depreciation) on Investments and Other Foreign Currency Denominated Assets and Liabilities, Net of Deferred Taxes
Net realized gain/(loss) from:
Investments	35,980,789
Foreign currency	288,411
Net change in unrealized appreciation/(depreciation) on:
Investments	(62,145,747)
Foreign Currency	(215,783)
Deferred Tax	1,842,049
Net change in unrealized appreciation/(depreciation), net of deferred taxes	(60,519,481)
NET REALIZED GAIN/(LOSS) AND CHANGE IN UNREALIZED APPRECIATION/(DEPRECIATION) ON INVESTMENTS AND FOREIGN CURRENCY DENOMINATED ASSETS AND LIABILITIES, NET OF DEFERRED TAXES	(24,250,281)
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(30,097,192)

See accompanying Notes to Consolidated Financial Statements

10

CPG Carlyle Commitments Master Fund, LLC

Consolidated Statements of Changes in Net Assets

	For the Year Ended March 31, 2026	For the Year Ended March 31, 2025
Changes in Net Assets Resulting from Operations
Net investment income/(loss)	$(5,846,911)	$(3,264,764)
Net realized gain/(loss) from investments and other foreign currency denominated assets and liabilities	36,269,200	54,074,945
Net change in unrealized appreciation/(depreciation) on investments and other foreign currency denominated assets and liabilities, net of deferred taxes	(60,519,481)	(73,353,850)
Net Change in Net Assets Resulting from Operations	(30,097,192)	(22,543,669)

Change in Net Assets Resulting from Capital Transactions
Capital contributions	–	4,226,988
Capital withdrawals	(168,666,321)	(249,459,666)
Net Change in Net Assets Resulting from Capital Transactions	(168,666,321)	(245,232,678)

Total Net Increase/(Decrease) in Net Assets	(198,763,513)	(267,776,347)

Net Assets
Beginning of year	880,284,843	1,148,061,190
End of year	$681,521,330	$880,284,843

See accompanying Notes to Consolidated Financial Statements

11

CPG Carlyle Commitments Master Fund, LLC

Consolidated Statement of Cash Flows

For the Year Ended March 31, 2026
CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase/(decrease) in net assets resulting from operations	$(30,097,192)
Adjustments to reconcile net increase/(decrease) in net assets resulting from operations to net cash provided by/(used in) operating activities:
Purchase of Investment Funds, net change in payable for investments purchased	(35,035,117)
Capital distributions received from Investment Funds, net of distributions from Investment Funds receivable	94,709,037
Sales of Investment Funds, net of change in receivable for investment sold	138,633,176
Net proceeds from short-term investments	11,503,496
Net realized gain from investments	(35,980,789)
Net realized gain on foreign currency	(288,411)
Net change in unrealized appreciation/(depreciation) on investments	62,145,747
Net change in unrealized appreciation/(depreciation) on foreign currency	215,783
(Increase)/Decrease in Assets:
Interest receivable	372,474
Prepaid expenses and other assets	(58,354)
Increase/(Decrease) in Liabilities:
Professional fees payable	513,254
Directors’ and Officer fees payable	(32,295)
Payable to Adviser	(1,431,827)
Accounting and administration fees payable	75,082
Line of credit commitment fee payable	206,251
Income tax payable	879,145
Deferred Tax Liabilities	(1,842,049)
Accounts payable and other accrued expenses	(227,145)
Net cash provided by/(used in) operating activities	204,260,266

CASH FLOWS FROM FINANCING ACTIVITIES:
Payments for units repurchased, net of change in payable for repurchases of Investors’ interest due to Feeder Fund	(280,715,016)
Net cash provided by/(used in) financing activities	(280,715,016)

Net Change in cash	$(76,454,750)
Effect of exchange rates on cash	72,628
Cash, beginning of year*	$98,800,579
Cash, end of year*	$22,418,457
*Includes cash denominated in foreign currencies.

Reconciliation of cash at the beginning of the year to the Consolidated Statement of Assets and Liabilities:
Cash	93,782,403
Cash denominated in foreign currencies	5,018,176
Cash, beginning of year	98,800,579

Reconciliation of cash at the end of the year to the Consolidated Statement of Assets and Liabilities:
Cash	15,050,229
Cash denominated in foreign currencies	7,368,228
Cash, end of year	22,418,457

See accompanying Notes to Consolidated Financial Statements

12

CPG Carlyle Commitments Master Fund, LLC

Consolidated Financial Highlights

	For the Year Ended March 31, 2026		For the Year Ended March 31, 2025	For the Year Ended March 31, 2024	For the Year Ended March 31, 2023	For the Year Ended March 31, 2022
Net Assets:
Net assets, end of period (in thousands)	$681,521		$880,285	$1,148,061	$1,163,541	$1,164,872

Ratios/Supplemental Data(1):
Ratios of net investment income/(loss) to average net assets:
Before expense waivers	(0.81	)%(5)	(0.30)%	0.96%	0.61%	0.60%
After expense waivers	(0.75	)%(5)	(0.30)%	0.96%	0.61%	0.60%
Ratios of expense to average net assets:(2)(3)
Before expense waivers	1.86	%(5)	1.42%	1.37%	1.37%	1.37%
After expense waivers	1.80	%(5)	1.42%	1.37%	1.37%	1.37%
Portfolio turnover	0.00%		0.00%	0.00%	0.07%	0.01%
Total Return(4)	(3.69%)		(2.34%)	6.33%	1.88%	18.22%

(1)	The ratios do not include investment income or expenses of the Investment Funds in which the Fund invests.
(2)	Effective January 1, 2026, the Adviser has voluntarily waived 0.25% of the Management Fee payable by the Master Fund to the Adviser.
(3)	Included in the above ratio are other expenses (reflecting total expenses excluding management fees) of 0.66% as of March 31, 2026, 0.22% as of March 31, 2025, 0.17% as of March 31, 2024, 0.17% as of March 31, 2023 and 0.17% as of March 31, 2022.
(4)	Total return reflects the changes in net asset value and adjusted for cash flows related to capital contributions and withdrawals during the period. Total returns shown exclude the effect of applicable sales charges and redemption fees.
(5)	Includes impact of tax expenses of 0.11% for the year ended March 31, 2026.

See accompanying Notes to Consolidated Financial Statements

13

CPG Carlyle Commitments Master Fund, LLC

Notes to Consolidated Financial Statements

March 31, 2026

1. ORGANIZATION

CPG Carlyle Commitments Master Fund, LLC (the “Master Fund”) was organized as a Delaware limited liability company on October 23, 2012. The Master Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end, non-diversified management investment company. The Master Fund commenced operations on June 1, 2013. CPG TCG Acquisition Fund, LLC (“CPG TCG”), MCC Eagle Holdco, LLC, MCC Splitter No. 1, LLC (“MCC Splitter No.1”), MCC Splitter No. 2, LLC (“MCC Splitter No. 2”), MCC Splitter No. 3, LLC, MCC Holdco No. 1, LLC, MCC Holdco No. 2, LLC and MCC Holdco No. 3, LLC (collectively, the “Subsidiaries”) are wholly owned entities and are consolidated in the Master Fund’s consolidated financial statements. The Master Fund’s investment adviser is Macquarie Wealth Advisers, LLC (the “Adviser”), formerly known as Central Park Advisers, LLC, a Delaware limited liability company registered under the Investment Advisers Act of 1940, as amended. The Master Fund’s investment objective is to seek attractive long-term capital appreciation. The Master Fund seeks to achieve its investment objective by investing predominantly (under normal circumstances, generally at least 80% of its assets) in the multiple alternative investment funds (“Investment Funds”), co-investments (“Co-Investments”), and direct investments (“Direct Investments”) sponsored by, or affiliated with, The Carlyle Group L.P. and its affiliates, with an emphasis on private equity funds, as more fully described in the Feeder Fund’s (as defined below) Confidential Memorandum as amended or supplemented from time to time. Investments in Investment Funds are made in the form of capital commitments, which are called by Investment Funds over time. The Master Fund’s private equity investments, therefore, generally consist of both funded and unfunded commitments; however, only funded private equity commitments are reflected in the Master Fund’s net asset value (“NAV”).

Subject to the requirements of the 1940 Act, the business and affairs of the Master Fund shall be managed under the direction of the Master Fund’s Board of Directors (the “Board,” with an individual member referred to as a “Director”). The Board shall have the right, power and authority, on behalf of the Master Fund and in its name, to do all things necessary and proper to carry out its duties under the Master Fund’s Limited Liability Company Agreement (the “LLC Agreement”), as amended and restated from time to time. Each Director shall be vested with the same powers, authority and responsibilities on behalf of the Master Fund as are customarily vested in each director of a Delaware corporation, and each Director who is not an “interested person” (as defined in the 1940 Act) of the Master Fund shall be vested with the same powers, authority and responsibilities on behalf of the Master Fund as are customarily vested in each director of a closed-end management investment company registered under the 1940 Act that is organized as a Delaware corporation who is not an “interested person” of such company. No Director shall have the authority individually to act on behalf of or to bind the Master Fund except within the scope of such Director’s authority as delegated by the Board. The Board may delegate the management of the Master Fund’s day-to-day operations to one or more officers or other persons (including, without limitation, the Adviser), subject to the investment objective and policies of the Master Fund and to the oversight of the Board. The Directors have engaged the Adviser to provide investment advice regarding the selection of Investment Funds and to be responsible for the day-to-day management of the Master Fund. In accordance with Rule 2a-5 promulgated under the 1940 Act, the Board has appointed the Adviser as the Master Fund’s valuation designee (the “Valuation Designee”). In that role, the Adviser has established a committee (the “Valuation Committee”) that oversees the valuation of the Master Fund’s investments pursuant to procedures adopted by the Adviser (the “Valuation Procedures”).

The Master Fund is a master investment portfolio in a master-feeder structure. CPG Carlyle Commitments Fund, LLC (the “Feeder Fund”) invests substantially all of its assets in the limited liability company interests (“Interests”) of the Master Fund. As of March 31, 2026, the Feeder Fund owned an amount that rounded to 100.00% of the Master Fund’s Interests with the Adviser owning an amount that rounded to 0.00%.

Investors generally may purchase units of beneficial interest of the Feeder Fund as of the first business day of each calendar month. Purchase proceeds do not represent the Master Fund’s capital or become the Master Fund’s assets until the first business day of the relevant calendar month.

The Master Fund’s term is perpetual unless it is otherwise dissolved under the terms of its formation documents.

14

CPG Carlyle Commitments Master Fund, LLC

Notes to Consolidated Financial Statements

March 31, 2026

At a meeting held on December 17, 2025, the Board approved, at the recommendation of the Adviser, the commencement of an orderly wind-down of the Feeder Fund and the Master Fund (collectively, the “Funds”). Following the approval of the wind-down, the Feeder Fund was closed to new and additional investments from investors, quarterly tender offers to investors’ Units of the Feeder Fund were discontinued, investors may no longer reinvest distributions, and the Feeder Fund intends to make all distributions in cash. Notwithstanding the commencement of the orderly wind-down, the Adviser will continue to evaluate strategic alternatives intended to maximize investor value, including potential merger or reorganization transactions with third-party partners. The Adviser is targeting completion of the wind-down by December 31, 2028, subject to market conditions and other factors; however, the timing and amounts of the distributions remain uncertain because the securities are unregistered and illiquid, and are subject to contractual transfer restrictions and potential legal and transaction costs upon exit. During the wind-down period, proceeds from investment realizations may be held in cash or other highly liquid assets and the Funds may not be managed in accordance with their stated investment strategies, which may prevent achievement of the Funds’ investment objectives.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Master Fund meets the definition of an investment company and follows the accounting and reporting guidance as issued through the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 946, Financial Services – Investment Companies.

The following is a summary of significant accounting policies followed by the Master Fund in the preparation of its consolidated financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

Cash: Cash consists of monies and interest paying deposit accounts held at UMB Bank, N.A. (the “Custodian”). Such cash may exceed federally insured limits. The Master Fund has not experienced any losses in such accounts and does not believe it is exposed to any significant credit risk on such accounts. There are no restrictions on the cash held by the Master Fund.

Short-Term Investments: Short-term investments represent investments in high quality money market instruments and money market mutual funds, and are recorded at NAV per share which approximates fair value. Money market instruments are high quality, short-term fixed-income obligations, which generally have remaining maturities of one year or less and may include U.S. Government securities, commercial paper, certificates of deposit and banker’s acceptances issued by domestic branches of U.S. banks that are members of the Federal Deposit Insurance Corporation and repurchase agreements.

Forward Foreign Currency Contracts: A forward foreign currency exchange contract (“forward currency contracts”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Master Fund may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Master Fund may also invest in forward currency contracts for non-hedging purposes such as seeking to enhance returns. The Master Fund is subject to currency risk and counterparty risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

Forward currency contracts are valued by converting the foreign value to U.S. dollars by using the current spot U.S. dollar exchange rate and/or forward rate for that currency. Exchange and forward rates as of the close of the NYSE are used to value the forward currency contracts. The unrealized appreciation/(depreciation) for forward currency contracts is reported in the Consolidated Statement of Assets and Liabilities as a receivable or payable and in the Consolidated Statement of Operations for the change in unrealized net appreciation/depreciation (if applicable). The realized gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a forward currency contract is reported on the Consolidated Statement of Operations (if applicable). The average value of the Foreign Currency Contracts held in the Fund for the fiscal year ended March 31, 2026, was $–.

Income and Expense Recognition: The Master Fund accounts for realized gains and losses from its Investment Funds based upon the pro-rata ratio of the fair value and cost of the underlying investments at the date of redemption. Dividend income is recorded on ex-date and interest income and expenses are recorded on the accrual basis. Distributions from Investment Funds are received as underlying investments of the Investment Funds are liquidated. Distributions from Investment Funds occur at irregular intervals, and the exact timing of distributions from the Investment Funds has not been communicated from the Investment Funds. It is estimated that distributions will occur over the life of the Investment Funds.

15

CPG Carlyle Commitments Master Fund, LLC

Notes to Consolidated Financial Statements

March 31, 2026

Foreign Currency: Investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investments and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Master Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments in the Consolidated Statement of Operations. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Master Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments at period end, resulting from changes in exchange rates.

Use of Estimates: The preparation of consolidated financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and such differences could be material.

Fair Value of Financial Instruments: The fair value of the Master Fund’s assets and liabilities which qualify as financial instruments approximates the carrying amounts presented in the Consolidated Statement of Assets and Liabilities. The Master Fund values its investments in Investment Funds at fair value in accordance with FASB ASC, Fair Value Measurement (“ASC 820”). See Note 3 for more information.

Segment Reporting: The Master Fund’s chief executive officer acts as the Master Fund’s chief operating decision maker (CODM), assessing performance and making decisions about resource allocation. The CODM has determined that the Master Fund has a single operating segment since the Master Fund has a single investment strategy disclosed in the prospectus against which the CODM assesses performance. When assessing segment performance and making decisions about segment resources, the CODM relies on the Master Fund’s portfolio composition, total returns, expense ratios and changes in net assets which are consistent with the information contained in the Master Fund’s financial statements.

Federal Tax Information: It is the Master Fund’s policy to be classified as a partnership for U.S. federal income tax purposes. Each investor in the Master Fund is treated as the owner of its allocated share of the net assets, income, expenses and the realized and unrealized gains or losses of the Master Fund. Investors in the Master Fund are individually liable for the taxes on their allocated share of such income or gains of the Master Fund. As such, the Master Fund does not have a deferred tax liability included in the Consolidated Statement of Assets and Liabilities as of March 31, 2026. No other U.S. federal, state or local income taxes are paid by the Master Fund on the income or gains of the Master Fund. See Consolidation of Subsidiaries below and Note 7, Income Tax, for more information.

Consolidation of Subsidiaries: These consolidated financial statements include the financial position and the results of operations of the Master Fund and the Subsidiaries, each a Delaware limited liability company. The Subsidiaries have the same investment objective as the Master Fund. CPG TCG, MCC Holdco No. 1, and MCC Holdco No. 2 (individually, “Blocker” and collectively, “Blockers”) are taxed as corporations. See Note 7, Income Tax, for related tax disclosures. As of March 31, 2026, the total value of investments held by the Subsidiaries is $83,263,931 or 12.22% of the Master Fund’s net assets.

Recently Issued Accounting Standards: In December 2023, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2023-09, Income Taxes (Topic 740): Improvements to Income Tax Disclosures. The amendments in this ASU are intended to enhance the transparency and decision usefulness of income tax disclosures, primarily through requiring additional detail in the rate reconciliation and disclosures of income taxes paid.

16

CPG Carlyle Commitments Master Fund, LLC

Notes to Consolidated Financial Statements

March 31, 2026

The Fund adopted ASU 2023-09 for the current annual reporting period. The adoption of this guidance did not have an impact on the Fund’s financial position, results of operations, or cash flows, as the amendments relate solely to disclosure requirements. Because the Fund is treated as a regulated investment company/pass-through entity for U.S. federal income tax purposes, the enhanced disclosures primarily relate to taxes incurred at the subsidiary or blocker entity level, and therefore are not expected to be significant to the Fund’s overall consolidated financial statements.

Management has evaluated the requirements of ASU 2023-09, its current disclosures, and the materiality of cash taxes paid for the current period and incorporated the applicable enhanced disclosures within the income tax footnote to the consolidated financial statements.

3. PORTFOLIO VALUATION

ASC 820 defines fair value as the value that the Master Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Master Fund. Unobservable inputs reflect the Master Fund’s own assumptions about the assumptions that market participants would use in valuing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observation of the inputs which are significant to the overall valuation.

The three-tier hierarchy of inputs is summarized below:

●	Level 1 — unadjusted quoted prices in active markets for identical financial instruments that the reporting entity has the ability to access at the measurement date.

●	Level 2 — inputs other than quoted prices included within Level 1 that are observable for the financial instrument, either directly or indirectly. Level 2 inputs also include quoted prices for similar assets and liabilities in active markets, and quoted prices for identical or similar assets and liabilities in markets that are not active.

●	Level 3 — significant unobservable inputs for the financial instrument (including management’s own assumptions in determining the fair value of investments).

Investments in Investment Funds are recorded at fair value, using the Investment Funds’ NAV as a “practical expedient,” and are excluded from the fair value hierarchy in accordance with ASC 820.

The private equity Investment Funds generally are restricted securities that are subject to substantial holding periods and are not traded in public markets, so that the Master Fund may not be able to resell some of its investments for extended periods, which may be several years. The types of private equity Investment Funds that the Master Fund may make include primary, secondary and Co-Investments. Co-Investments represent opportunities to invest in specific portfolio companies that are typically made alongside an Investment Fund. Primary investments are investments in newly established private equity funds. Secondary investments are investments in existing private equity funds that are acquired in privately negotiated transactions.

17

CPG Carlyle Commitments Master Fund, LLC

Notes to Consolidated Financial Statements

March 31, 2026

The NAV of the Master Fund is determined by, or at the direction of, the Adviser on the last business day of each month end, each date that a closing occurs and at such other times as the Board shall determine. The Master Fund’s investments are subject to the terms and conditions of the respective operating agreements and offering memorandums, as appropriate. ASC 820 provides for the use of NAV (or its equivalent) as a practical expedient to estimate fair value of investments in Investment Funds, provided certain criteria are met. As such, the Master Fund’s Valuation Committee oversees the valuation process of the Master Fund’s investments. The Valuation Committee meets on a monthly basis and reports to the Board on a quarterly basis. The Master Fund’s investments in Investment Funds are carried at fair value which generally represents the Master Fund’s pro-rata interest in the net assets of each Investment Fund as reported by the administrators and/or investment managers of the underlying Investment Funds. All valuations utilize financial information supplied by each Investment Fund and are net of management and incentive fees or allocations payable to the Investment Funds’ managers or pursuant to the Investment Funds’ agreements. The Investment Funds value their underlying investments in accordance with policies established by each Investment Fund, as described in each of their financial statements or offering memoranda. The Master Fund’s valuation procedures require the Adviser to consider all relevant information available at the time the Master Fund values its portfolio. The Adviser has assessed factors including, but not limited to, the individual Investment Funds’ compliance with fair value measurements, price transparency and valuation procedures in place. The Adviser will consider such information and consider whether it is appropriate, in light of all relevant circumstances, to value such a position at its NAV as reported or whether to adjust such value. The underlying investments of each Investment Fund are accounted for at fair value as described in each Investment Fund’s financial statements.

The Adviser employs ongoing due diligence policies and processes with respect to Investment Funds and their investment managers. The Adviser assesses the quality of information provided and determines whether such information continues to be reliable or whether additional inquiry is necessary. Such inquiries may require the Adviser to forego its normal reliance on the value provided and to independently determine the fair value of the Master Fund’s interest in such Investment Fund.

The fair value relating to certain underlying investments of these Investment Funds, for which there is no ready market, has been estimated by the respective Investment Funds’ management and is based upon available information in the absence of readily ascertainable fair values and does not necessarily represent amounts that might ultimately be realized. Due to the inherent uncertainty of valuation, those estimated fair values may differ significantly from the values that would have been used had a ready market for the investments existed. These differences could be material.

The Master Fund may also make Direct Investments, which are interests in securities issued by operating companies and are typically made as investments alongside a private equity fund. Direct investments are valued based either on information supplied by the sponsor, or by a third party valuation agent.

The following table represents the inputs used to value the investments at fair value on the Consolidated Statement of Assets and Liabilities within the valuation hierarchy as of March 31, 2026:

	Level 1	Level 2*	Level 3		Investments Measured at Net Asset Value(1)	Total
Investments
Investment Funds	$–	$–	$–	**	$660,919,062	$660,919,062
Short-Term Investments	5,658,844	–	–		–	5,658,844
Total	$5,658,844	$–	$–		$660,919,062	$666,577,906

*	The Fund did not hold level 2 securities at year end.
**	Includes a security which was valued at zero.
(1)	These investments are presented for reconciliation purposes and are not required to be categorized in the fair value hierarchy since they are measured at net asset value, as permitted as a practical expedient.

The Master Fund’s private equity investments financing stage with their corresponding unfunded commitments and other attributes, as of March 31, 2026, are shown in the table below.

18

CPG Carlyle Commitments Master Fund, LLC

Notes to Consolidated Financial Statements

March 31, 2026

Financing Stage	Investment Strategy	Fair Value	Unfunded Commitments	Remaining Life*	Redemption Frequency*	Notice Period (In Days)	Redemption Restrictions Terms*
Buyout	Control investments in established companies	$383,011,699	$156,375,680	Up to 10 years	None	N/A	N/A
Growth Capital	Non-control investments in established companies with strong growth characteristics	216,862,406	43,840,319	Up to 10 years	None	N/A	N/A
Special Situations/ Other	Investments in mezzanine, distressed debt, energy/utility and turnarounds	61,044,957	33,156,350	Up to 10 years	None	N/A	N/A

*	The information summarized in the table above represents the general terms for the specified financing stage. Individual Investment Funds may have terms that are more or less restrictive than those terms indicated for the asset class as a whole. In addition, most Investment Funds have the flexibility, as provided for in their offering documents, to modify and waive such terms.

The following is a summary of investment strategies of the Investment Funds held by the Master Fund as of March 31, 2026.

Private equity is a common term for investments that typically are made in non-public companies through privately negotiated transactions. Private equity investors generally seek to acquire quality assets at attractive valuations and use operational expertise to enhance value and improve portfolio company performance. Buyout funds acquire private and public companies, as well as divisions of larger companies. Private equity specialists then seek to uncover value-enhancing opportunities in portfolio companies, unlock the value of the portfolio company and reposition it for sale at a multiple of invested equity.

Buyout: Control investments in established, cash flow positive companies are usually classified as buyouts. Buyout investments may focus on small-, mid- or large-capitalization companies, and such investments collectively represent a substantial majority of the capital deployed in the overall private equity market. The use of debt financing, or leverage, is prevalent in buyout transactions—particularly in the large-cap segment.

Growth Capital: Typically involves non-control investments in established companies with strong growth characteristics. Companies that receive growth capital investments typically have established customers and mature business models.

Special Situations: A broad range of private equity investments, which vary in terms of level of control, including mezzanine, distressed debt, energy/utility investments and turnarounds.

Types of private equity investments that the Master Fund may make include:

Primary Investments. Primary investments (primaries) are interests or investments in newly established private equity funds. Primary investors subscribe for interests during an initial fundraising period, and their capital commitments are then used to fund investments in a number of individual operating companies during a defined investment period.

Secondary Investments. Secondary investments (secondaries) are interests in existing private equity funds that are acquired in privately negotiated transactions, typically after the end of the private equity fund’s fundraising period.

Co-Investment/Direct Investments. Co-Investments are investments in an operating company that are typically held through a third party investment vehicle formed by a private equity sponsor or other institutional investor and are typically made alongside the sponsor’s (on behalf of its fund) or institutional investor’s investment in the operating company. Direct Investments involve holding an interest in securities issued by an operating company directly and not through a third-party investment vehicle. Such investments typically are made as investments in operating companies where private equity funds or other institutional investors are active investors, and are usually structured such that the private equity fund or institutional investors, as the case may be, and the lead investors, if any, collectively hold a significant interest in the operating company.

19

CPG Carlyle Commitments Master Fund, LLC

Notes to Consolidated Financial Statements

March 31, 2026

4. RELATED PARTY TRANSACTIONS

As of March 31, 2026, the Master Fund and its Subsidiaries had no investments in Investment Funds that were related parties.

The Adviser provides investment advisory services to the Master Fund pursuant to an investment advisory agreement (the “Advisory Agreement”). Pursuant to the Advisory Agreement, the Master Fund pays the Adviser a monthly fee (the “Management Fee”) computed and payable monthly, at the annual rate of 1.20% of the Master Fund’s net asset value. “Net asset value” means, for any month, the total value of all assets of the Master Fund as of the end of such month, less an amount equal to all accrued debts, liabilities and obligations of the Master Fund as of such date and calculated before giving effect to any repurchase of Interests on such date and before any reduction for any fees and expenses of the Master Fund. The Management Fee shall be prorated for any period of less than a month based on the number of days in such period. In connection with the wind-down, the Adviser voluntarily waived 0.25% of the Management Fee payable by the Master Fund to the Adviser for the 2026 calendar year. During the year ended March 31, 2026, the Adviser earned $8,968,380 of Management Fees which is included in the Consolidated Statement of Operations, of which $1,638,228 was payable at March 31, 2026 and is included in Payable to Adviser in the Consolidated Statement of Assets and Liabilities.

Unless otherwise voluntarily or contractually assumed by the Adviser or another party, the Master Fund bears all expenses incurred in its business, including, but not limited to, the following: all costs and expenses related to investment transactions and positions for the Master Fund’s account; legal fees; accounting, auditing and tax preparation fees; recordkeeping and custodial fees; costs of computing the Master Fund’s NAV; fees for data and software providers; research expenses; costs of insurance; registration expenses; certain offering costs; expenses of meetings of investors; directors’ fees; all costs with respect to communications to investors; transfer taxes and taxes withheld on non-U.S. dividends; interest and commitment fees on loans and debit balances; and other types of expenses as may be approved from time to time by the Board.

Each member of the Board who is not an “interested person”, as defined by the 1940 Act, of the Master Fund (the “Independent Directors”) receives an annual retainer of $15,000 (prorated for partial years) plus a fee of $1,000 for each meeting attended and $500 for each meeting by phone. The Board Chair, Audit Committee Chair, Nominating Committee Chair and Contracts Review Committee Chair each receive an additional $2,000 annual retainer. All members of the Board are reimbursed for their reasonable out-of-pocket expenses. Total amounts expensed by the Master Fund related to Independent Directors for the year ended March 31, 2026 was $131,708, which is included in Directors’ and Officer Fees in the Consolidated Statement of Operations.

During the year ended March 31, 2026, the Master Fund incurred a portion of the annual compensation of the Master Fund’s Chief Compliance Officer in the amount of $23,061, which is included in Directors’ and Officer Fees in the Consolidated Statement of Operations. As of March 31, 2026 $2,477 is payable and included in Directors’ and Officer fees payable in the Consolidated Statement of Assets and Liabilities.

In September of 2025 the Board appointed Macquarie Capital (USA) Inc. (“MCUSA”) to replace Delaware Distributors, L.P. (“DDLP”) as placement agent of the Feeder Fund (“Placement Agent”), starting in October of 2025. MCUSA is an affiliate of the Adviser and is an indirect subsidiary of Macquarie. The new placement agent agreement with MCUSA (the “Placement Agent Agreement”) has the same terms and fee structure as the prior agreement with DDLP. Certain officers and the interested director of the Master Fund are also officers of the Adviser and are registered representatives of MCUSA.

5. ADMINISTRATION AND CUSTODIAN FEES

SS&C Technologies and its affiliates, DST Asset Manager Solutions, Inc. and ALPS Fund Services, Inc., serve as administrator (the “Administrator”) to the Master Fund and provides certain accounting, administrative, record keeping and investor related services. For its services, the Master Fund pays an annual fee to the Administrator based upon average net assets, subject to certain minimums. For the year ended March 31, 2026, the total administration fees were $626,720 which is included in Accounting and administration fees in the Consolidated Statement of Operations, of which $173,979 was payable at March 31, 2026 and is included in Accounting and administration fees payable in the Consolidated Statement of Assets and Liabilities.

UMB Bank, N.A. serves as the primary custodian of the assets of the Fund.

20

CPG Carlyle Commitments Master Fund, LLC

Notes to Consolidated Financial Statements

March 31, 2026

6. INVESTMENTS

For the year ended March 31, 2026, total purchases or capital contributions to, and total proceeds from redemptions or other dispositions of investments, excluding short-term investments, amounted to $35,245,798 and $138,633,176, respectively.

The cost of investments in Investment Funds for U.S. federal income tax purposes is adjusted for items of taxable income allocated to the Master Fund from such Investment Funds. The Master Fund relies upon actual and estimated tax information provided by the managers of the Investment Funds, subject to the review of the Adviser, as to the amounts of taxable income allocated to the Master Fund as of the year ended March 31, 2026.

The Investment Funds in which the Master Fund invests generally charge a management fee of 1.00% - 2.00% and approximately 20% of net profits as a carried interest allocation, generally subject to a preferred return and a claw back.

7. INCOME TAX

The Master Fund is classified as a partnership for U.S. federal income tax purposes and is not subject to entity-level federal income tax. However, the Master Fund owns Subsidiaries that are classified as corporations (“Blockers”) that are subject to federal and state income taxes and file separate tax returns. The financial accounts of the Fund include federal and state income tax balances and disclosures, as determined under the relevant tax law, related to each Blocker. Blockers file separate federal and state income tax returns from the Master Fund. The Master Fund and Blockers have adopted a tax year-end of September 30.

In determining any required income tax balances, the Blockers measure current income tax balances by applying the enacted tax law. Deferred tax balances are recognized for the expected future tax consequences of differences that may exist between the financial accounting basis and the tax basis of assets and liabilities (temporary differences) and for tax law carryforwards. The deferred tax balances are measured using the enacted tax rates expected to apply in the period the temporary difference is anticipated to be settled.

The recoverability of deferred tax assets is assessed separately at the Blockers, as applicable, based upon the weight of available positive and negative evidence regarding sources of future taxable income. When assessing the recoverability of deferred tax assets, significant weight is given to the period over which the deferred tax assets can be realized and the recent history of pre-tax earnings. If the Adviser concludes that it is more likely than not (a likelihood of more than 50%) that some portion or all the deferred tax assets will not be realized as stated, a valuation allowance is recognized to reduce the value of the deferred tax assets.

Management evaluates the tax positions taken or expected to be taken in the course of preparing the Blockers’ tax returns to determine whether the tax positions will “more-likely-than-not” be sustained upon examination by the applicable tax authority. The tax benefit associated with any tax position that does not meet the more-likely-than-not threshold is not recognized for financial reporting purposes. The Blockers have not recognized any tax liability for unrecognized tax benefits or expenses. The Blockers recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Consolidated Statement of Operations. During the year ended March 31, 2026, the Blockers did not incur any interest or penalties.

21

CPG Carlyle Commitments Master Fund, LLC

Notes to Consolidated Financial Statements

March 31, 2026

For financial reporting purposes, the components of income before provision for income taxes were as follows:

Year Ended March 31, 2026
Domestic	$(2,538,511)
Foreign	$–
Income (loss) before income taxes	$(2,538,511)

The provision for income tax expense (benefit) is comprised of the following:

Year Ended March 31, 2026
Current:
Federal	$752,292
State	$126,853
Foreign	$–
Total current tax expense (benefit)	$879,145

Deferred:
Federal	$(1,384,405)
State	$(457,644)
Foreign	$–
Total deferred tax expense (benefit)	$(1,842,049)
Total provision for income tax expense (benefit)	$(962,904)

The effective tax rate varies from the expected statutory tax rate of 21% as follows:

	Year Ended March 31, 2026
Federal tax (benefit) at statutory rate	$(533,087)	21.0%
State tax (benefit), net of federal benefit*	$(268,816)	10.6%
Adjustment to deferred tax values	$(838,180)	33.0%
Return to provision	$1,148	(0.1)%
Valuation allowance change	$676,031	(26.6)%
Total provision for income tax expense (benefit)	$(962,904)	37.9%

*	State tax expense is from New York State and City

22

CPG Carlyle Commitments Master Fund, LLC

Notes to Consolidated Financial Statements

March 31, 2026

Significant components of the Blocker’s deferred tax assets (liabilities) recognized in the financial statements are as follows:

Year Ended March 31, 2026
Deferred tax assets:
Federal net operating loss	$-
State net operating loss	$-
Capital loss carryforward	$617,280
Investment in Partnership	$750,906
Total deferred tax assets	$1,368,186

Deferred tax liabilities:
Investment in Partnership	$(1,305,496)
Total deferred tax liabilities	$(1,305,496)
Valuation allowance:	$(1,368,186)
Net deferred tax assets (liabilities)	$(1,305,496)

There are no net operating loss carryforwards available to offset future taxable income. The capital loss carryover is $2,205,573, which expires between the tax year ending September 30, 2025 through September 30, 2028.

The Master Fund and Blockers are subject to examination by federal, state and local income tax authorities. The Master Fund and Blockers do not have any on-going federal, state or local income tax examinations. As of the balance sheet date, tax years year ending after September 30, 2021 are open to examination.

8. ALLOCATION OF INVESTORS’ CAPITAL

As of the last day of each Fiscal Period (as defined below), any net profit or net loss for the Fiscal Period shall be allocated among and credited to or debited against the capital accounts of the investors in accordance with their respective Master Fund percentages for such Fiscal Period. Fiscal Period means the period commencing on the first date on or as of which an investor other than the organizational investor or the Adviser is admitted to the Master Fund, and thereafter each period commencing on the day immediately following the last day of the preceding Fiscal Period, and ending at the close of business on the first to occur of the following dates: (1) the last day of a fiscal year; (2) the day preceding any day as of which a contribution to the capital of the Master Fund is made; (3) the day as of which the Master Fund repurchases any interest or portion of an interest of any member; (4) the day as of which the Master Fund admits a substituted investor to whom an interest (or portion thereof) of an investor has been transferred (unless there is no change of beneficial ownership); or (5) any other day as of which the LLC Agreement provides for any amount to be credited to or debited against the capital account of any investor, other than an amount to be credited to or debited against the capital accounts of all investors in accordance with their respective investment percentages.

9. REPURCHASE OF INVESTORS’ INTERESTS

Investors do not have the right to require the Master Fund to redeem their Interests or a portion thereof. Repurchases of Fund units during the year ended March 31, 2026 are reflected as “Capital withdrawals” on the Consolidated Statement of Changes in Net Assets. As part of the orderly wind-down of the Funds, quarterly tender offers to repurchase investors’ Units of the Feeder Fund were discontinued. See Note 1 - Organization for more information.

Repurchases for the year ended March 31, 2026:

Repurchase Date	Repurchase Dollars
June 30, 2025	85,001,149
September 30, 2025	83,665,172
23

CPG Carlyle Commitments Master Fund, LLC

Notes to Consolidated Financial Statements

March 31, 2026

10. INDEMNIFICATION

Under the Master Fund’s organizational documents, its officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Master Fund. In addition, in the ordinary course of business, the Master Fund may enter into contracts or agreements that contain indemnification or warranties. The Master Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Master Fund that have not yet occurred. However, based on experience, the Master Fund expects the risk of loss to be remote.

11. LINE OF CREDIT

The Master Fund may borrow money to manage its cash flow needs associated with satisfying capital calls, managing distributions to investors and paying ongoing expenses. The provisions of the 1940 Act provide that the Master Fund may borrow in an amount up to 33 1/3% of its total assets (including the proceeds from leverage).

The Master Fund entered into a credit facility (the “Facility”) on July 8, 2024 with Barclays Bank PLC (“Barclays”) with a maximum borrowing amount of $75,000,000, which expires on July 6, 2029, subject to the restrictions and terms of the credit agreement. For borrowing under the Facility, the Master Fund is charged 3.25% (per annum) plus SOFR (Secured Overnight Financing Rate) on the amounts borrowed. The commitment fee on the daily unused loan balance of the Facility accrues at 1.10% and is included in Commitment fee expense in the Consolidated Statement of Operations. As of and for the year ended March 31, 2026, the Master Fund did not borrow under the Facility. The Facility was amended during the period to reflect changes to the use of proceeds of each loan under the Facility in light of the ongoing wind-down of the Funds.

12. SUBSEQUENT EVENTS

Subsequent events after March 31, 2026 have been evaluated through the date the consolidated financial statements were issued. There were no events or material transactions through the date the consolidated financial statements were issued that required recognition in the consolidated financial statements.

24

CPG Carlyle Commitments Master Fund, LLC

Other Information (Unaudited)

March 31, 2026

Proxy Voting

A description of the policies and procedures that the Master Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Master Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 are available without charge, upon request, by calling (collect) 1-212-317-9222 and on the Securities and Exchange Commission (the “SEC”) website at http://www.sec.gov.

The Master Fund is required to file Form N-PX, with its complete proxy voting record for the twelve months ended June 30, no later than August 31. The Master Fund’s Form N-PX filing is available: (i) without charge, upon request, by calling the Master Fund (collect) at 1-212-317-9222 or (ii) by visiting the SEC’s website at http://www.sec.gov.

Availability of Quarterly Portfolio Schedules

Disclosure of Portfolio Holdings: The Master Fund files its complete schedule of portfolio holdings with the SEC no more than 60 days after the Master Fund’s first and third fiscal quarters of each fiscal year as an exhibit to its reports on Form N-PORT, which replaced Form N-Q. For the Master Fund, this would be for the fiscal quarters ending June 30 and December 31. The Master Fund’s Form N-Q filings (prior to the reporting period ending March 31, 2019) and Form N-PORT filings can be found free of charge on the SEC’s website at http://www.sec.gov.

Management Discussion of Fund Performance

The Feeder Fund’s Class A and Class I were down -4.9% and -4.2%, respectively, net of fees for the fiscal year ended March 31, 2026, as compared to a 19.4% gain for the MSCI World Index during the same period. Performance was negative during the first two quarters, positive in the third quarter and negative in the last quarter of the fiscal year.

On December 17, 2025, the Master Fund’s and Feeder Fund’s Board of Directors approved the commencement of an orderly wind-down of the Master Fund and Feeder Fund. The Master Fund is closed to all new money, and quarterly redemption offers have been discontinued. Macquarie Wealth Advisers (“MWA”), the Master Fund’s and Feeder Fund’s adviser, is reducing its management fee by 0.25% for calendar year 2026. Furtherance and amount of fee reductions will be revisited at the end of calendar year 2026. While the wind-down is underway, MWA will continue to seek to maximize Investor value, including exploring various strategic options for the Master Fund, such as a merger or reorganization, with third party partners.

We are targeting to complete the wind-down by December 31, 2028, though this could shift depending on market conditions. Because these are private investments, selling them takes more time than publicly traded assets and involves additional legal and transaction costs. Maximizing the value of capital returned to investors remains our top priority throughout this process, and we remain fully committed to managing this wind-down thoughtfully and in the best interest of our investors.

The Master Fund will generate cash through ongoing distributions from underlying fund positions and potential opportunistic sales of holdings. We are aiming to make at least one distribution per year to investors. Any proceeds the Master Fund receives— whether from underlying fund distributions or from the sale of holdings via the secondary market—will be held in cash or other liquid, low-risk holdings until distributed. The Master Fund will need to keep some cash on hand to cover operating expenses, remaining unfunded commitments, and potential tax obligations. The Master Fund will not be making any new investments during the wind-down period.

We appreciate your continued loyalty, patience, and confidence as we work through this process.

The information contained in this Discussion of Fund Performance reflects the views of the Adviser or its affiliates and sources it believes are reliable as of the date of this publication. The Adviser makes no representations or warranties concerning the accuracy of any data. There is no guarantee that any projection, forecast or opinion in this material will be realized. Past performance does not guarantee future results. The views expressed herein may change at any time after the date of this publication. This Discussion of Fund Performance is for informational purposes only and does not constitute investment advice. This information should not be construed as sales or marketing material or an offer or solicitation for the purchase or sale of any security, financial instrument, product or service.

25

CPG Carlyle Commitments Master Fund, LLC

Other Information (Unaudited)

March 31, 2026

Comparison of the Change in Value of a $50,000 Investment in the Fund and Index

	Trailing 1-Yr	Trailing 5-Yr	Trailing 10-Yr	ITD
CPG Carlyle Commitments Master Fund, LLC	-3.69%	3.80%	6.61%	7.01%
Bloomberg U.S. Aggregate Bond Index	4.35%	0.31%	1.70%	1.97%

The performance illustration above assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. The returns shown do not reflect taxes that an investor would pay on Master Fund distributions or on the redemption of Master Fund units. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s units, if redeemed, may be worth more or less than their original cost.

Feeder Fund returns are estimated, unaudited and presented net of management (1.20% until January 1, 2026, and 0.95% thereafter), sub-placement fee (0.60% for Class A) and underlying fund fees, expenses, carried interest/incentive allocations and for the period 6/1/13 through 8/31/14, reflect an operating expense limitation of 0.75%. If expense limitation had not been in place, returns would have been lower. Returns do not reflect a placement fee, if applicable (Class A only), which would reduce returns. Class A commenced operations on 6/1/13. Class I commenced operations on 7/1/13. During certain period, discounts from secondary investments have made a material contribution to Feeder Fund performance. Performance without such investments would have been lower. There is no assurance that such discounts will be available in the future.

26

CPG Carlyle Commitments Master Fund, LLC

Other Information (Unaudited)

March 31, 2026

Index is included to show general trend in market and not intended to imply that past performance was comparable to index either in composition or risk. Unlike the Master Fund and Feeder Fund, the index described is unmanaged, is not available for direct investment, and is not subject to management fees and other fees and expenses. The Master Fund and the underlying investment funds do not restrict their investments to securities in the index, and may have exposure to markets (for example, emerging markets) not reflected in the index. No index is directly comparable to the investment strategy of the Master Fund. Information regarding the index, including accuracy and completeness, has not been independently verified. The MSCI World Index is a free-float weighted global equity index, without emerging markets exposure. It represents large and mid-cap performance across 23 developed market countries, covering approximately 85% of the free-float adjusted market capitalization in each country.

27

CPG Carlyle Commitments Master Fund, LLC

Investment Program (Unaudited)

March 31, 2026

The investment objective of CPG Carlyle Commitments Master Fund, LLC (the “Master Fund”) is to seek attractive long-term capital appreciation. The Master Fund seeks to achieve its investment objective by investing predominantly (under normal circumstances, generally at least 80% of its assets) in the multiple alternative investment funds (“Investment Funds”), co-investments and direct investments, co-investment funds, secondaries, continuation funds sponsored by or affiliated with The Carlyle Group L.P. and its affiliates, with an emphasis on private equity funds. We refer to this 80% investment focus as the “Carlyle Focus.” Each Investment Fund is managed by the general partner or managing member of the Investment Fund (such general partner or managing member in respect of any Investment Fund being hereinafter referred to as the “Investment Fund Manager” of such Investment Fund) under the direction of the portfolio managers or investment teams selected by the Investment Fund Manager. Investment Funds may be domiciled in U.S. or non-U.S. jurisdictions. Other than amounts invested or committed in connection with the Carlyle Focus, the Master Fund may invest in Investment Funds, co-investments, co-investment funds, secondaries, continuation funds and direct investments that are not sponsored by or affiliated with Carlyle. Currently, the Master Fund does not have any investors other than CPG Carlyle Commitments Fund, LLC (the “Feeder Fund”) and Macquarie Wealth Advisers, LLC, the Fund’s investment adviser.

The Feeder Fund invests substantially all of its assets in the Master Fund. The Feeder Fund has the same investment objective as the Master Fund.

Additional information on the Master Fund’s investment policies is incorporated herein by reference from the section entitled “Investment Program” in the Feeder Fund’s annual report to shareholders for the fiscal year ended March 31, 2026, as filed with the Securities and Exchange Commission (File No. 811-22763) (the “Feeder Fund Annual Report”).

RECENT CHANGES (UNAUDITED)

The following information in this annual report is a summary of certain changes since March 31, 2025. This information may not reflect all of the changes that have occurred since you purchased the Fund.

During the most recent fiscal year, there have been certain changes to: (i) the Master Fund’s investment objective and policies that have not been approved by Investors, (ii) principal risk factors associated with investment in the Master Fund, or (iii) the persons who are primarily responsible for the day-to-day management of the Master Fund’s portfolio, which are described further below. There were no changes during the most recent fiscal year to the Master Fund’s organizational agreement that would delay or prevent a change of control of the Master Fund that have not been approved by Investors.

As previously disclosed, at a meeting held on December 17, 2025, the Board of Directors of the Master Fund and the CPG Carlyle Commitments Fund, LLC (the “Fund”, together with the Master Fund, the “Funds”), at the recommendation of Macquarie Wealth Advisers LLC (the “Adviser”), the investment adviser to the Funds, approved the commencement of an orderly wind-down of the Fund (the “wind-down”). The Fund is closed to investments from new and existing Investors and the Fund will no longer conduct quarterly tender offers to repurchase from Investors their Units in the Fund, investors will no longer be able to reinvest distributions in additional Units and the Fund will endeavor to pay all distributions in cash.

In addition, the Adviser agreed to voluntarily waive 0.25% of its management fee paid by the Master Fund to the Adviser for the 2026 calendar year. Notwithstanding the commencement of the orderly wind-down, the Adviser will continue to explore other alternatives for the Fund in an effort to seek to maximize Investor value, including exploring various strategic options for the Funds, such as a merger or reorganization, with third party partners.

The Adviser’s targeted completion date for the wind-down is December 31, 2028, subject to market conditions and other factors. The Master Fund’s ability to exit its investments (both direct investments in underlying funds and co-investments) is generally severely limited, both by the fact that the securities are unregistered and illiquid and by contractual restrictions that may limit, preclude or require certain approvals for the Master Fund to sell such investment. These restrictions prevent the Funds from determining with any degree of certainty the exact date that the Master Fund’s assets will be exited and proceeds distributed to Investors. In addition, it is expected that the Master Fund will incur legal and transaction costs in connection with the exit of its investments and may otherwise experience higher than usual expenses during the wind-down period. The Fund will distribute proceeds from the exit of investments to Investors on a periodic basis, in amounts and with such frequency as determined by the officers. The Fund will endeavor to pay such distributions annually.

28

CPG Carlyle Commitments Master Fund, LLC

Investment Program (Unaudited)

March 31, 2026

Following the Board of Directors’ approval of the wind-down, the Adviser intends to manage the Funds primarily in a manner intended to facilitate the Funds’ orderly wind-down. During this time, any proceeds received from the exit of investments will be reinvested in cash or other highly liquid assets until such time such proceeds are distributed to Investors. The Funds will retain cash in an amount determined by the Adviser to be advisable in order to fund the operations of the Funds and satisfy obligations of the Funds, including payment of the Funds’ expenses and the Master Fund’s obligations to fund uncalled capital commitments to investment funds. As a result, during the wind-down period, all or a portion of the Master Fund may not be invested in a manner consistent with the Funds’ stated investment strategies, which may prevent the Funds from achieving their investment objectives.

Distributions of the proceeds of the investments to Investors will result in an Investor realizing a taxable gain or loss on the value of their Units in the Fund. Investors should consult their personal tax advisors concerning their particular tax situations.

The Adviser has established a committee (the “Investment Committee”) which makes investment decisions for the Fund. The Investment Committee members are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio. The current Investment Committee members are: Robbie Burns, Alex Lee and Ilya Nassonov.

On April 10, 2025, Alex Lee became an interested director and Principal Executive Officer. William J. Fink was appointed as the Fund’s Chief Compliance Officer, effective December 17, 2025.

Other than Macquarie Bank Limited ABN 46 008 583 542 (“Macquarie Bank”), any Macquarie Group entity noted in this document is not an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these other Macquarie Group entities do not represent deposits or other liabilities of Macquarie Bank. Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these other Macquarie Group entities. In addition, if this document relates to an investment, (a) the investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group entity guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

29

CPG Carlyle Commitments Master Fund, LLC

Fund Management (Unaudited)

March 31, 2026

Four of the Directors are not “interested persons” (as defined in the Investment Company Act) of the Fund (collectively, the “Independent Directors”) and perform the same functions for the Fund as are customarily exercised by the non-interested directors of a registered investment company organized as a corporation.

Additional information about the Directors is included in the Fund’s confidential memorandum.

Board members of the Fund, together with information as to their positions with the Fund, principal occupations and other board memberships for the past five years, are shown below.

Name, Age, Address and Position(s) with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex* Overseen by Director	Other Directorships/ Trusteeships Held by Director Outside Fund Complex During Past 5 Years
INDEPENDENT DIRECTORS
Kristen M. Leopold (58) c/o Macquarie Asset Management 660 Fifth Avenue New York, New York 10103 Director	Term- Indefinite Length- Since Inception	Independent Consultant to Hedge Funds (2007-present); Chief Financial Officer of Weston Capital Management, LLC (investment managers) (1997-2006)	10	Blackstone Alternative Investment Funds (1 portfolio) (March 2013-present); Blackstone Alternative Alpha Fund; Blackstone Alternative Alpha Fund II; Blackstone Alternative Alpha Master Fund; Blackstone Alternative Multi-Manager Fund (2012-August 2021); Constitution Capital Access Fund, LLC (October 2022-present), SEG Partners Long/Short Equity Fund (April 2025-present)
Janet L. Schinderman (74) c/o Macquarie Asset Management 660 Fifth Avenue New York, New York 10103 Director	Term- Indefinite Length- Since Inception	Self-Employed Educational Consultant (since 2006); Associate Dean for Special Projects and Secretary to the Board of Overseers, Columbia Business School of Columbia University (1990- 2006)	10	Advantage Advisers Xanthus Fund, L.L.C.

30

CPG Carlyle Commitments Master Fund, LLC

Fund Management (Unaudited)

March 31, 2026

Name, Age, Address and Position(s) with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex* Overseen by Director	Other Directorships/ Trusteeships Held by Director Outside Fund Complex
INDEPENDENT DIRECTORS (continued)
Sharon J. Weinberg (66) c/o Macquarie Asset Management 660 Fifth Avenue New York, New York 10103 Chair and Director	Term - Indefinite Length - Since 2016	Owner, the Chatham Bookstore (March 2021–present); Co-Founder, Blue Leaf Ventures (investing/ consulting) (2018-present); Managing Director, New York Ventures, Empire State Development (2016-2018); Managing Director, JPMorgan Asset Management (2000-2015); Vice President, JPMorgan Investment Management (1996-2000); Associate, Willkie Farr & Gallagher LLP (1984-1996)	10	None
Mark Goldstein (61) c/o Macquarie Asset Management 660 Fifth Avenue New York, New York 10103 Director	Term - Indefinite Length - Since October 2025	General Counsel and Chief Compliance Officer, Arnhold LLC (2022-present); Special Counsel, Katten Muchin Rosenman (2017-2022)	10	None
INTERESTED DIRECTOR
Alex Lee (52) Macquarie Asset Management 660 Fifth Avenue New York, New York 10103 Director and Principal Executive Officer	Term – Indefinite Length – Interested Director and Principal Executive Officer since April 2025; Vice President from April 2024 – April 2025	Head, MAM Wealth Solutions (since 2025); Co-Head, MAM Wealth Solutions (2024-2025); Head of Research, MAM Wealth Solutions, (2022-2024); Director of Research of Central Park Group, LLC (2010-2022)	10	None
OFFICERS WHO ARE NOT DIRECTORS
Trishamarie Chan (39) Macquarie Asset Management 660 Fifth Avenue New York, New York 10103 Principal Financial Officer	Term – Indefinite Length – Since September 2024	Associate Director, Macquarie Asset Management (since 2023); Team Lead/Associate Director Commodities & Global Markets, Macquarie Asset Management (2019- 2023)	N/A	N/A
William J. Fink (57) Macquarie Asset Management 660 Fifth Avenue New York, New York 10103 Chief Compliance Officer	Term- Indefinite Length - Since December 2025	Chief Compliance Officer of Macquarie Wealth Advisers, LLC (since December 2025); Chief Compliance Officer of Macquarie Asset Management Credit Advisers US, Macquarie Asset Management (since September 2016)	N/A	N/A

31

CPG Carlyle Commitments Master Fund, LLC

Fund Management (Unaudited)

March 31, 2026

Name, Age, Address and Position(s) with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex* Overseen by Director	Other Directorships/ Trusteeships Held by Director Outside Fund Complex
OFFICERS WHO ARE NOT DIRECTORS (continued)
Michael Kernan (57) Macquarie Asset Management 660 Fifth Avenue New York, New York 10103 Vice President and Secretary	Term- Indefinite Length- Since July 2025	Division Director Macquarie Asset Management; VP and Asst Secretary (Since July 2025); Managing Director (Legal), Macquarie Asset Management Operating Group (Since January 2006)	N/A	N/A
Sue Sekar (50) Macquarie Asset Management 660 Fifth Avenue New York, New York 10103 Vice President	Term- Indefinite Length- Since December 2025	Division Director Macquarie Asset Management; Head of Fund Management, Wealth and Solutions (Since November 2025); Head of Fund Management, Private Markets (2019 to November 2025)	N/A	N/A

*	The Fund Complex consists of the Fund, CPG Carlyle Commitments Fund, LLC, Macquarie Focused Access Fund, LLC, CPG Vintage Access Fund, LLC, CPG Vintage Access Fund II, LLC, CPG Vintage Access Fund III, LLC, CPG Vintage Access Fund IV, LLC, CPG Vintage Access Fund V, LLC, CPG Vintage Access Fund VI, LLC and CPG Vintage Access Fund VII, LLC.
32

(b)	Not applicable.

ITEM 2. CODE OF ETHICS.

(a)	As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b) For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;
(3)	Compliance with applicable governmental laws, rules, and regulations;
(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
(5)	Accountability for adherence to the code.

(c)	During the period covered by this report, there were no amendments to the Fund’s Code of Ethics.

(d)	Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)	Not applicable.

(f)	The registrant's code of ethics referred to in Item 2(a) above is attached as an Exhibit 19(a)(1), hereto.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)	As of the end of the period covered by the report, the registrant's board of directors has determined that Kristen Leopold is qualified to serve as the audit committee financial expert serving on its audit committee and that she is "independent," as defined in paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Audit Fees

(a) The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $80,000 for 2025 and $20,000 for 2026.

Audit-Related Fees

(b) The aggregate fees billed for each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $0 for 2025 and $0 for 2026. The fees listed in item 4 (b) are related to out-of-pocket expenses in relation to the annual audit of the registrant.

Tax Fees

(c) The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $0 for 2025 and $0 for 2026.

All Other Fees

(d) The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2025 and $0 for 2026.

(e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Registrant's Audit Committee must pre-approve the audit and non-audit services of the Auditors prior to the Auditor's engagement.

 (e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) 0%

(c) 0%

(d) 0%

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2025 and $0 for 2026.

(h) The registrant's audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence. No such services were provided.

(i)	Not applicable.

(j)	Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

ITEM 7. FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 10. REMUNERATION PAID TO DIRECTORS, OFFICERS, AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 11. STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT.

Not applicable during the period covered by this report.

ITEM 12. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Proxy Voting Policies are attached herewith.

Investments in the Investment Funds do not typically convey traditional voting rights, and the occurrence of corporate governance or other consent or voting matters for this type of investment is substantially less than that encountered in connection with registered equity securities. On occasion, however, the Master Fund or Fund may receive notices or proposals from the Investment Funds seeking the consent of or voting by holders ("proxies"). The Fund and the Master Fund has delegated any voting of proxies in respect of portfolio holdings to the Adviser to vote the proxies in accordance with the Adviser's proxy voting guidelines and procedures. In general, the Adviser believes that voting proxies in accordance with the policies described below will be in the best interests of the Fund and the Master Fund.

The Adviser will generally vote to support management recommendations relating to routine matters, such as the election of board members (where no corporate governance issues are implicated) or the selection of independent auditors. The Adviser will generally vote in favor of management or investor proposals that the Adviser believes will maintain or strengthen the shared interests of investors and management, increase value for investors and maintain or increase the rights of investors. On non-routine matters, the Adviser will generally vote in favor of management proposals for mergers or reorganizations and investor rights plans, so long as it believes such proposals are in the best economic interests of the Fund and the Master Fund. In exercising its voting discretion, the Adviser will seek to avoid any direct or indirect conflict of interest presented by the voting decision. If any substantive aspect or foreseeable result of the matter to be voted on presents an actual or potential conflict of interest involving the Adviser, the Adviser will make written disclosure of the conflict to the Independent Directors indicating how the Adviser proposes to vote on the matter and its reasons for doing so.

The Master Fund generally intends to hold its interests in the Investment Funds in non-voting form1. Where only voting securities are available for purchase by the Master Fund, in all, or substantially all, instances, the Master Fund will seek to create by contract the same result as owning a non-voting security by entering into a contract, typically before the initial purchase, to relinquish the right to vote in respect of its investment.

[1]	The Adviser will consider whether foregoing the right to vote is consistent with its fiduciary duties as an investment adviser. In its deliberations in a particular case, it expects to weigh, among other things, the benefit of foregoing the vote (principally, the increased investment that can be made) with the potential detriment of waiving voting power, considering, among other things, the importance of matters on which investors have the right to vote, the quality of the Investment Fund’s portfolio management and whether the Adviser believes that forgoing the vote would adversely affect the ability of the Fund to fulfill its investment objective.

Information regarding how the Adviser voted proxies related to the Master Fund's portfolio holdings during the 12-month period ending June 30th will be available, without charge, upon request by calling collect (212) 317-9222, and on the SEC's website at www.sec.gov.

ITEM 13. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Portfolio Management

The Adviser has established a committee (the "Investment Committee") which is, with certain exceptions, consulted with respect to investment decisions for the Fund. The Investment Committee approves those investment opportunities presented to the Investment Committee, ensures consistency of decision making and sets guidelines for investments. The Investment Committee is comprised of individuals with various functional areas of expertise. It discusses potential investment opportunities for the current holdings and potential investments in new positions. The Investment Committee will generally discuss, among other things, opportunity set, portfolio composition, manager performance, pricing, allocations, exposures, position sizing and diligence findings

The Investment Committee members are jointly and primarily responsible for the day-to-day management of the Fund's portfolio. As of the date of this filing, the current Investment Committee members are Robbie Burns, Alex Lee and Ilya Nassonov.

Robbie Burns. Robbie Burns is MAM’s Head of Solutions, where he provides leadership for a global team across MAM’s Systematic Investments, External Manager Solutions, Investment Solutions, Wealth Solutions and Corporate Development businesses. Mr. Burns is a member of the MAM Executive Committee and serves as the Executive Sponsor for MAM’s Leadership Advisory Panel. Mr. Burns also serves as an Investment Committee member across MAM’s Secondaries business and as a Board member for a number of MAM’s Wealth Solutions entities. Prior to becoming Head of Solutions, Mr. Burns was Head of Corporate Development for MAM, where he played a key leadership role in the establishment, execution and communication of MAM’s strategy, with a focus on inorganic opportunities. Through his career, he has worked in Australia, the UK and the US, and he has significant experience across the asset management sector. Mr. Burns joined Macquarie from Ashmore Group, and prior to that he worked in the Financial Institutions Group at UBS Investment Bank. He has a Bachelor of Commerce in finance, with honours, from Queen’s University.

Alex Lee. Alex Lee is Head of MAM Wealth Solutions, Chair of the Investment Committee, a Director of the Fund and Principal Executive Officer of the Fund. He previously served as a Vice President of the Fund and Co-Head of MAM Wealth Solutions from 2024 to 2025. Mr. Lee joined MAM as part of Macquarie's 2022 acquisition of Central Park Group, where he was director of research. Mr. Lee has more than 25 years of experience in the financial services industry. Prior to joining Central Park Group in 2010, Mr. Lee was a vice president at First Eagle Investment Management, where he co-managed several multi-manager hedge fund portfolios. Prior to First Eagle, he was the director of research for Bookbinder Capital Management, an alternative investment manager specializing in hedge funds. Before that, Mr. Lee was an investment banking associate at Bear, Stearns & Co., Inc., where he worked on numerous transactions for clients in the financial services industry. Mr. Lee began his career as an investment analyst for Mesirow Financial, where he performed hedge fund due diligence. Mr. Lee received his bachelor's degree in political science from Washington University in St. Louis and earned an MBA from the Leonard N. Stern School of Business at New York University.

Ilya Nassonov. Ilya Nassonov is a Senior Vice President within MAM Wealth Solutions. In his current role, Mr. Nassonov is responsible for sourcing, executing and managing investments out of a range of existing MAM wealth funds as well as launching new investment products. Mr. Nassonov also serves as an Investment Committee member across MAM’s business and as a Board member for a number of MAM’s Wealth Solutions entities. He has experience covering the North American infrastructure, utilities, conventional power and energy transition sectors. Prior to joining Macquarie in 2011, Mr. Nassonov was an associate with Evli Bank. He received his bachelor's degree from Inholland University, Rotterdam and earned an MBA from Harvard Business School.

The Investment Committee is also assisted in its role by the head of the Adviser's operational due diligence efforts, who, although not an Investment Committee member, has veto power with respect to any investment decision by the Investment Committee based on his operational due diligence findings.

The Investment Committee members manage, or are affiliated with, other accounts in addition to the Fund, including other pooled investment vehicles. Because the Investment Committee members manage assets for other investment companies, pooled investment vehicles, and/or other accounts (collectively "Client Accounts"), or may be affiliated with such Client Accounts, there may be an incentive to favor one Client Account over another, resulting in conflicts of interest. For example, the Adviser may, directly or indirectly, receive fees from Client Accounts that are higher than the fee it receives from the Fund, or it may, directly or indirectly, receive a performance-based fee on a Client Account. In those instances, the Investment Committee members may have an incentive to not favor the Fund over the Client Accounts. The Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

As of the most recently completed fiscal year end, each Investment Committee member's compensation is comprised of a fixed annual salary, and may include a discretionary bonus, paid by an affiliate of the Adviser and not by the Fund.

The following table lists the number and types of accounts, other than the Fund, managed by the Fund's Investment Committee members and estimated assets under management in those accounts, as of March 31, 2026.

Name	Registered Investment Companies		Pooled Investment Vehicles		Other Accounts
	Number of Accounts*	Assets Managed**	Number of Accounts	Assets Managed	Number of Accounts****	Assets Managed
Alex Lee	8	$2,766.2 million	1	$48.8 million*	None	N/A
Robbie Burns	8	$2,766.2 million	2	$364.1 million***	2	$206.1 million****
Ilya Nassonov	7	$1,662.2 million	None	N/A	None	N/A

*	None of the accounts charge any performance-based advisory fees.

**	For five registered investment companies for which management fees are paid based on capital commitments, the amount in this column reflects capital commitments.

***	As of December 31, 2025

****	One of the accounts with $79,939,984 in assets under management is subject to a performance-based advisory fee.

The following table lists the dollar range of shares beneficially owned by each Investment Committee member, as of March 31, 2026.

Name of Investment Committee Member	Dollar Range of Shares Beneficially Owned by Investment Committee Member
Alex Lee	$100,001-$500,000
Robbie Burns	None
Ilya Nassonov	None

ITEM 14. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 15. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Registrant’s board of directors during the period covered by this report.

ITEM 16. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 17. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

(a)(1) Not applicable.

(a)(2) Not applicable.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b) Not applicable.

ITEM 18. RECOVERY OF ERRONEOUSLY AWARDED COMPENSATION.

(a)	Not applicable.

(b)	Not applicable.

ITEM 19. EXHIBITS.

(a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3) None.

(a)(4) None.

(a)(5) Not applicable.

(b) Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	CPG Carlyle Commitments Fund, LLC

By (Signature and Title)*	/s/ Alex Lee
Alex Lee
(Principal Executive Officer)

Date	June 24, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Alex Lee
Alex Lee
(Principal Executive Officer)

Date	June 24, 2026

By (Signature and Title)*	/s/ Trishamarie Chan
Trishamarie Chan
(Principal Financial Officer)

Date	June 24, 2026

*	Print the name and title of each signing officer under his or her signature.